                                               ---------------------------------
                                               OMB APPROVAL
                                               OMB Number: 3235-0570
                                               Expires: October 31, 2006
                                               Estimated average burden
                                               hours per response. . . . . .19.3
                                               ---------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act File Number: 811-07583

                            HSBC ADVISOR FUNDS TRUST
               (Exact name of registrant as specified in charter)

                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                    (Address of principal executive offices)

                               BISYS FUND SERVICES
                                3435 STELZER ROAD
                               COLUMBUS, OH 43219
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: 1-800-782-8183

                    Date of fiscal year end: October 31, 2004

                    Date of reporting period: April 30, 2004

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. 'SS'3507.

Item 1. Reports to Stockholders.

         Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

Semi-Annual Report

HSBC Investor Family of Funds

April 30, 2004

HSBC Investor Limited Maturity Fund

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund

HSBC Investor New York Tax-Free Bond Fund

HSBC Investor Equity Fund

HSBC Investor Growth and Income Fund

HSBC Investor Mid-Cap Fund

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund

[HSBC LOGO]

Table of Contents

HSBC Investor Family of Funds
Semi-Annual Report - April 30, 2004

Glossary of Terms
President's Message......................................................   1
Commentary From the Investment Manager...................................   2
Portfolio Reviews........................................................   4
Schedules of Portfolio Investments
        HSBC Investor New York Tax-Free Bond Fund........................  20
        HSBC Investor Equity Fund........................................  22
        HSBC Investor Growth and Income Fund.............................  24
        HSBC Investor Mid-Cap Fund.......................................  26
Statements of Assets and Liabilities.....................................  28
Statements of Operations.................................................  30
Statements of Changes in Net Assets......................................  32
Financial Highlights.....................................................  44
Notes to Financial Statements............................................  55

HSBC Investor Portfolios
Schedules of Portfolio Investments
        HSBC Investor Limited Maturity Portfolio.........................  62
        HSBC Investor Fixed Income Portfolio.............................  64
        HSBC Investor International Equity Portfolio.....................  67
        HSBC Investor Small Cap Equity Portfolio.........................  71
Statements of Assets and Liabilities.....................................  72
Statements of Operations.................................................  73
Statements of Changes in Net Assets......................................  74
Financial Highlights.....................................................  76
Notes to Financial Statements............................................  77

Glossary of Terms

Beta is a coefficient measuring a stock's relative volatility. The beta is the covariance of a stock in relation to the rest of the stock market. The S&P 500 Index has a beta coefficient of 1. Therefore, any stock with a higher beta is more volatile than the market, and any with a lower beta can be expected to rise and fall more slowly than the market.

Citigroup Broad Investment-Grade Bond Fund Index is an unmanaged market capitalization-weighted index that includes fixed-rate Treasury, government-sponsored, corporate and mortgage securities. All issues mature in one year or more and have at least $50 million face amount outstanding for entry into the index.

Gross Domestic Product Growth (GDP) is the measure of the market value of the goods and services produced by labor and property in the United States.

Consumer Price Index (CPI) A measure of price changes in consumer goods and services such as gasoline, food, and automobiles. Sometimes referred to as "headline inflation."

Lehman Brothers 7-Year Municipal Bond Index is an unmanaged broad based index comprised of investment grade, fixed-rate and tax-exempt securities with a remaining maturity of at least 7 years.

Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the investment-grade debt issues with at least one year to final maturity.

Lehman Brothers Intermediate Aggregate Bond Index is an unmanaged index generally representative of investment-grade issues with maturities between three and ten years.

Lipper Balanced Funds Average is comprised of managed funds that primarily conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically the stock/bond ratio ranges around 60%/40%.

Lipper General Bond Funds Average is comprised of managed funds that do not have quality or maturity restrictions. The Funds primary goal is to keep the bulk of the portfolio's assets in corporate and government debt issues.

Lipper Intermediate Investment-Grade Debt Funds Average is an average of managed funds that invest at least 65% of their assets in investment-grade debt issues (rated in the top four grades) with dollar-weighted average maturities of five to ten years.

Lipper International Funds Average is comprised of managed funds that invest their assets in securities whose primary trading markets are outside of the United States.

Lipper Large-Cap Core Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper Mid-Cap Growth Funds Average is comprised of managed funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) of less than 300% of the dollar-weighted median market capitalization of the Standard & Poor's Mid-Cap 400 Index.

Lipper N.Y. Municipal Bond Funds Average is an average of managed funds that invest at least 65% of their assets in municipal debt issues that are exempt from taxation in New York or a city in New York.

Morgan Stanley Europe, Australasia and Far East (MSCI EAFE) Index is an unmanaged index that measures performance of a diverse range of developed countries in the indicated regions.

NASDAQ Composite Index is a market price only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System traded foreign common stocks and American Depository Receipts.

Price/Earnings (P/E) Ratio is the price of a stock divided by its historical earnings per share.

Price-to-Book Ratio (P/B) is used to compare a stock's market value to its book value. This ratio gives some idea of whether you're paying too much for what would be left if the company went bankrupt immediately.

Price-to-Cash Flow (P/C) is the price per share divided by cash flow per share. It's used as a measure of the market's expectations regarding a firm's future financial health.

Producer Price Index (PPI) A family of indexes that measures the average change over time in selling prices received by domestic producers of goods and services. PPIs measure price change from the perspective of the seller.

The Russell Universe - In 1984, Russell created the Russell family of stock indices as part of a more accurate and comprehensive system for evaluating the performance of investment managers. Russell now maintains 21 U.S. stock indices and has launched similar broad-market and style indices in Canada and Japan. Today, more than $214 billion is invested in funds modeling Russell's U.S. indices, and more than $1 trillion in funds is benchmarked against the global family of Russell indices.

Russell MidCap Growth Index is an unmanaged index which measures the performance of securities found in the Russell universe that fall in the mid-range sector.

Russell 1000 Index is an unmanaged index which measures the performance of the 1,000 largest securities found in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.

Russell 1000 Growth Index is an unmanaged index which measures the performance of 1,000 securities found in the Russell universe with higher price-to-book ratios and higher forecasted growth values.

Russell 1000 Value Index is unmanaged index which measures the performance of the 1,000 largest of the 3,000 largest U.S.-domiciled companies (based on total market capitalization) with lower price-to-book ratios and lower forecasted growth values.

Russell 2000 Index is an unmanaged index that generally representative of the performance of small-capitalization stocks.

Russell 2000 Growth Index is an unmanaged index which tracks the performance of domestically traded common stocks of small- to mid-sized companies with higher price-to-book ratios and higher forecasted growth values.

Russell 2000 Value Index is unmanaged index which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Russell 2500 Growth Index is an unmanaged index which measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Standard & Poor's 500 Index (S&P 500) is an unmanaged index that measures the performance of the stock market as a whole.

Standard & Poor's Mid Cap 400 Index is an unmanaged index that consists of 400 domestic stocks chosen for market size, liquidity and industry group representation.


Lipper is an independent mutual fund performance monitor whose results are based on total return and do not reflect a sales charge.

Securities indexes assume reinvestment of all distributions and interest payments and do not take in account brokerage fees or expenses. Securities in the Fund do not match those in the indexes and performance of the Fund will differ. Investors cannot invest directly in an index, although they can invest in the underlying funds or securities.

President's Message

Dear Shareholder:

We are pleased to present you with the semi-annual reports for the HSBC Investor Family of Funds for the six months ended April 30, 2004. The report contains the following features:

o Commentary From the Investment Manager

o Portfolio Reviews--investment strategy, performance overview and outlook for the coming months

o Schedules of Portfolio Investments--listing of the security holdings in each Fund

o Statements of Assets and Liabilities--summary of the assets and liabilities of each Fund

o Statements of Operations--summary of operations and its effect on the assets of each Fund

o Statements of Changes in Net Assets--summary of changes in net assets during the period

o Financial Highlights--per share summary of activity affecting net asset value per share

o Notes to Financial Statements

Finally, we thank you for your continued confidence in us. We look forward to providing you with investment management services to meet your needs now and in the years ahead.

Sincerely,




Richard A. Fabietti
Richard A. Fabietti
President
June 2004

                                                HSBC INVESTOR FAMILY OF FUNDS 1

Commentary From the Investment Manager

HSBC Asset Management (Americas) Inc.

U.S. Economic Review

The United States economy grew during the six-month period ended April 30, 2004, continuing a recovery that began early in 2003. Historically low interest rates helped spur growth by encouraging business and consumer spending.

The Federal Reserve Board (the "Fed") began the period concerned about the possibility of deflation, which can have very negative implications for the economy. The Fed responded by maintaining short-term interest rates at 1.0%. Those low rates and low inflation helped keep mortgage rates near 40-year lows. Consumers took advantage of inexpensive mortgage rates to refinance their home loans and free up cash for large purchases such as cars, home improvements and more-expensive homes. That trend, which has been in place for more than a year, began to wane late in the period. Strengthening business spending also helped power the economic recovery. Corporate spending rebounded from very low levels, as companies restocked depleted inventories and increased their investments in software and equipment.

Corporations were hesitant to increase their hiring, however, and the lack of new job creation slowed the pace of economic growth. The weak job market convinced the Fed to leave short-term interest rates unchanged throughout the period, despite the possibility that the strengthening economy could lead to higher inflation. Meanwhile, strong demand for oil-particularly from developing countries such as China and India-as well as instability in the Middle East and OPEC production cuts combined to push oil prices higher. High prices for oil also hampered economic growth. Rising prices for energy and other commodities combined with the weakening dollar to raise concerns late in the period that inflation could rise.

Corporate profits were exceptionally strong during the six-month period. For example, 75% of the companies reporting financial results for the quarter ending in March produced stronger-than-expected earnings. That strong showing continued a trend of improving corporate earnings that began during 2003. Manufacturing companies enjoyed solid domestic demand and a weak dollar, which made their exports more affordable to foreign consumers. Technology firms benefited from the upturn in the technology-buying cycle, while financial-services companies got a boost from low interest rates and strong financial markets. Meanwhile, energy firms saw their profit margins increase as energy prices rose.

Global Economic Review

Asia generated some of the world's strongest growth during the six-month period. China led the way, producing annualized GDP(1) growth of 9.9% during the fourth calendar quarter of 2003. That country's burgeoning economy benefited from high levels of direct foreign investment, strong exports and improvements in its infrastructure. China's strength helped boost many of its neighbors, including Taiwan, South Korea and Australia. Meanwhile, Japan continued its emergence from the stagnation it experienced during much of the past decade, as reforms began to take hold and the credit environment improved. Japan's GDP(1) grew at an annualized rate of 7% during the fourth calendar quarter.

The European Union's economy remained frail during this time, but growing investment, an expanding services sector and rebounding inventory levels helped the economic environment improve in that region. High unemployment remains an obstacle in the E.U., however, as does the strong euro, which hinders exports. Meanwhile, the United Kingdom's economy strengthened considerably, powered by an expanding retail sector, a healthy housing market, and rising employment. The British central bank raised interest rates during the period to ward off higher inflation.

Latin America also showed signs of strength. Mexico's peso weakened, helping boost that country's exports. The growing economy in that country led to increased inflation, causing the Mexican central bank to tighten the monetary supply. Brazil managed to produce solid growth despite high interest rates and unemployment. The Brazilian central bank lowered interest rates during the period.

Market Environment

The stock market began the six-month period with strong gains, and then traded in a narrow range for the remainder of the period. Investors in November and December rotated out

2 HSBC INVESTOR FAMILY OF FUNDS

HSBC Asset Management (Americas) Inc.

of the high-growth sectors that had led the market rally earlier in the year, and into value-oriented shares in sectors such as basic materials and industrials. The S&P 500 Index(1) ended 2003 up 28.7% for the year, while the NASDAQ Composite Index(1) finished the year with a gain of 50.1%. Those returns represented those indices' first calendar-year gains since 1999.

Stocks moved slightly higher during the three months through March, and then declined in April. Value-oriented shares significantly outperformed growth stocks during this period. Sectors that performed well included energy and basic materials, which benefited from rising commodity prices, and manufacturing, which with help from the weak dollar began to recover after several difficult years. Small-cap stocks led the market, powered by shares of regional banks, real-estate firms and retail establishments.

Value also outperformed growth in the international markets, and U.S. shareholders benefited from foreign currencies' strength against the dollar. Markets in the Far East, particularly Japan, helped the MSCI EAFE Index(1) produce gains. Europe's returns were mixed, with the emerging markets of Eastern Europe and Russia producing strong performance. Germany's returns led the region early in the period, but generated Europe's worst losses during the first quarter of 2004.

Treasury bonds were somewhat volatile during the period. Yields rose in the fall as economic data showed strong growth, fell during early 2004 as job creation stagnated, and rose again in April due to fears of rising inflation. Mortgage-backed securities performed poorly early in the period, but strengthened later due to investors' belief that mortgage refinancing will decrease going forward.

Investment-grade corporate bonds led the fixed-income markets. Investors prized the yield advantage high-quality corporates offered over Treasuries. Yields on lower-bonds had declined precipitously during 2003, and no longer offered as attractive a yield premium.

(1) For additional information, please refer to the Glossary of Terms.


                                                 HSBC INVESTOR FAMILY OF FUNDS 3

Portfolio Reviews

HSBC Investor Limited Maturity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by John B. Cuccia
Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor Limited Maturity Fund (the "Fund") seeks to realize above-average total return, consistent with reasonable risk, by investing in a diversified investment grade portfolio of U.S. government obligations, corporate bonds and mortgage-backed securities. The Fund utilizes a two tier structure, commonly known as "master-feeder," in which the Fund invests all of its investable assets in the HSBC Investor Limited Maturity Portfolio (the "Portfolio").

Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund returned 0.79%, (without sales charge) for the Class A (Investor) Shares and 1.01% for the Class Y shares during the six-month period ended April 30, 2004. That compared to a return of 1.20% for the Lehman Brothers Intermediate Aggregate Bond Index.(4)

Past performance does not guarantee future results.

The Fund outperformed its benchmark, the Lehman Brothers U.S. Intermediate Aggregate before fee's and expenses are subtracted from performance. The fund was overweighted in the Corporate sector and underweighted in the U.S. Treasury sector during the review period. In addition, the Fund maintained a barbell position along the yield curve. All strategy enhanced the Fund's performance.

Throughout the review period, the Fed decided to leave the target on the federal funds rate unchanged at 1.00%. At their earlier meetings, their comments were surprisingly dovish with respect to the timing of the beginning of any tightening cycle, despite much firmer economic data released during the period. As 2003 drew to a close, third-quarter GDP(4) was revised higher to 8.2% from an initially reported 7.2%. Non-farm Productivity was revised higher to 9.4%, giving emphasis to a strong cyclical economic recovery. In addition, manufacturing soared to twenty-year highs, according to the Institute for Supply Management. Investment-grade corporate bond spread's continued to contract generating positive returns. The Fed reiterated that policy would remain accommodative for a "considerable period of time."

With the start of the new year, the U.S. economy continued to thrive. The GDP for the fourth quarter grew 4.0%. Manufacturing continued to soar while Capacity Utilization and Industrial Production both inched higher. With respect to the consumer, their assessment of the economy was strong. Overall Retail Sales were off to a robust start, consistent with an increase in personal spending. All the housing data released still pointed to a robust housing market. Then at their first FOMC meeting of the year, the Fed changed the wording of their statement in which they discussed the removal of accommodation. Nonetheless, it was clear that no move in rates were imminent. The bond market took that news in stride, as it rallied through the end of the first quarter. All appeared to be going well except for the employment picture, it was gloomy. The economy had failed to create the number of jobs necessary to support the economic recovery.

Towards the end the review period, the job data had dramatically improved which was evident from the latest reading in Non-farm payrolls, which jumped 308,000 with large upward revision for the two previous months. It appeared that the economy was now firing on all cylinders. Manufacturing cooled slightly, but remained robust while orders for durable goods registered robust broad-based gains. It was apparent that the recovery in the manufacturing sector had continued in a cyclical upswing and had not lost any momentum in the economic recovery. The consumer sectors such as housing, retail sales, personal income and personal spending all increased. On the inflation front, the year-over-year change in the overall Producer Price Index(4) slowed to 1.4% from 2.1%, while the Consumer Price Index(4) increased to 1.6% from 1.2% for the same period. During April there was no FOMC meeting however, in a short testimony Mr. Greenspan upgraded his assessment on employment and economic growth from the March 16th FOMC meeting. He also reiterated that the threat of deflation appears to have passed and that the federal funds target rate will increase at some point to prevent pressures on price inflation from ultimately emerging. The bond market responded with some of the highest yields of the year.

At the beginning of the review period, the Fund slightly increased its exposure to the corporate sector, decreasing its exposure to U.S. Treasury's, while remaining virtually idle in the Mortgage-Backed-Securities sector. The prior two strategies enhanced the Fund's performance. Throughout the

4 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
review period, the Fund continued to increase and maintained its overweight position in the Corporate sector versus the benchmark, right through the review period. With respect to duration exposure, the Fund began the period with a slightly shorter profile than that of the benchmark and continued with that theme throughout. The Fund also maintained a barbell position along the yield curve, a strategy that proved effective as the yield curve narrowed for the review period.*

Inflation remains low though recent indicators suggest that prices may be starting to rise. Fed officials no longer speak of deflation risks and have now focused on the timing of the tightening interest rate cycle. Hence, we believe the Fed may tighten policy over a twelve-month time horizon. The technical factors that drove significant spread contraction in the corporate market have subsided, thus we feel both high and low-grade corporate credit is at fair value. With the improvement in the economy we are likely to see pressure on yields to rise. As such, the Fund's interest rate profile and credit exposure will be positioned accordingly.

* Portfolio composition is subject to change.


---------------------------------------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------------------------------------
                                                    Inception     Six        1       Since
As of April 30, 2004                                   Date      Months    Year    Inception
---------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class A
(Investor)(1)                                        2/7/01     -3.98%   -3.53%     3.64%
---------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class B(2)       2/15/01     -3.38%   -3.12%     4.15%
---------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class C(3)       2/13/01     -0.62%   -0.39%     4.36%
---------------------------------------------------------------------------------------------
HSBC Investor Limited Maturity Fund Class Y          1/23/01      1.01%    1.65%     5.67%
---------------------------------------------------------------------------------------------
Lehman Brothers Intermediate Aggregate Bond Index(4)   --         1.20%    1.94%      N/A
---------------------------------------------------------------------------------------------


Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

                                                 HSBC INVESTOR FAMILY OF FUNDS 5

Portfolio Reviews

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares)

by Edward Merkle
Senior Portfolio Manager, Managing Director
HSBC Asset Management (Americas) Inc.

The HSBC Investor Fixed Income Fund and the HSBC Investor Bond Fund (the "Funds") seek to provide investors with above-average total return, consistent with reasonable risk, through investments in a diversified portfolio of fixed-income securities. The Funds utilize a two-tier structure, commonly known as a "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor Fixed Income Portfolio (the "Portfolio").

Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

For the six-months ended April 30, 2004, the shares of the HSBC Investor Fixed Income Fund produced a 1.41% total return, and the Class A (Investor) Shares of the HSBC Investor Bond Fund returned 1.15% (without sales charge). That compared to 1.32% and 1.54% total return for the Funds' benchmarks, the Citigroup Broad Investment-Grade Bond Fund Index and the Lipper General Bond Funds Average, respectively.(4)

Past performance does not guarantee future results.

The Fund outperformed its benchmark index the Citigroup Broad for the six-month period ended April 30, 2004. We believe this was due to effective duration positioning over the course of the period as well as an overweight in A and BBB rated corporate credit.

Throughout the review period, the Fed decided to leave the target on the federal funds rate unchanged at 1.00%. At their earlier meetings, their comments were surprisingly dovish with respect to the timing of the beginning of any tightening cycle, despite much firmer economic data released during the period. As 2003 drew to a close, third-quarter GDP(4) was revised higher to 8.2% from an initially reported 7.2%. Non-farm Productivity was revised higher to 9.4%, giving emphasis to a strong cyclical economic recovery. In addition, manufacturing soared to twenty-year highs, according to the Institute for Supply Management. Investment-grade corporate bond spread's continued to contract generating positive returns. The Fed reiterated that policy would remain accommodative for a "considerable period of time."

With the start of the new year, the U.S. economy continued to thrive. The GDP grew 4.0% for the fourth quarter. Manufacturing continued to soar while Capacity Utilization and Industrial Production both inched higher. With respect to the consumer, their assessment of the economy was strong. Overall Retail Sales were off to a robust start, consistent with an increase in personal spending. All the housing data released still pointed to a robust housing market. Then at their first FOMC meeting of the year, the Fed changed the wording of their statement in which they discussed the removal of accommodation. Nonetheless, it was clear that no move in rates was imminent. The bond market took that news in stride, as it rallied through the end of the first quarter. All appeared to be going well except for the employment picture, it was gloomy. The economy had failed to create the number of jobs necessary to support the economic recovery.

Towards the end the review period, the job data had dramatically improved which was evident from the latest reading in Non-farm payrolls, which jumped 308,000 with large upward revision for the two previous months. It appeared the economy was now firing on all cylinders. Manufacturing cooled slightly, but remained robust while orders for durable goods registered robust broad-based gains. It was apparent that the recovery in the manufacturing sector had continued in a cyclical upswing and had not lost any momentum in the economic recovery. The consumer sectors such as housing, retail sales, personal income and personal spending all increased. On the inflation front, the year-over-year change in the overall Producer Price Index(4) slowed to 1.4% from 2.1%, while the Consumer Price Index(4) increased to 1.6% from 1.2% for the same period. During April there was no FOMC meeting however, in a short testimony Mr. Greenspan upgraded his assessment on employment and economic growth from the March 16th FOMC meeting. He also reiterated that the threat of deflation appears to have passed and that the federal funds target rate will increase at some point to prevent pressures on price inflation from ultimately emerging. The bond market responded with some of the highest yields of the year.

At the beginning of the review period, the Fund approximated 103% of the duration of its benchmark index. Slowly the fund began to reduce duration and by the end of January was at 95% of benchmark before closing out the review period at 92% of benchmark. On a duration weighted basis we decreased our weighting in high grade corporates (AAA/AA

6 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Fixed Income Fund
HSBC Investor Bond Fund (Class A (Investor) Shares, B Shares and C Shares) continued

rated) by approximately 12% as spreads to Government Agencies narrowed to historically tight spreads and from a valuation standpoint did not provide justification for being in corporate credit. The 12% was reallocated with our exposure to Agencies increasing by 4%. Additionally, we increased our exposure to low grade credit (A/BBB) by approximately 8% and into sectors that stood to benefit most from the sustained economic rebound. These strategies as well as a barbelled yield curve allocation added performance to the portfolio relative to benchmark.*

Inflation remains low though recent indicators suggest that prices may be starting to rise. Fed officials no longer speak of deflation risks and have now focused on the timing of the tightening interest rate cycle. Hence, we believe the Fed may tighten policy over a twelve-month time horizon. The technical factors that drove significant spread contraction in the corporate market have subsided, thus we feel both high and low-grade corporate credit is at fair value. With the improvement in the economy we are likely to see pressure on yields to rise. As such, the Fund's interest rate profile and credit exposure will be positioned accordingly.

* Portfolio composition is subject to change.

------------------------------------------------------------------------------------------------
Average Annual Total Return
------------------------------------------------------------------------------------------------
                                                Inception     Six         1      5       Since
As of April 30, 2004                               Date      Months     Year    Year   Inception
------------------------------------------------------------------------------------------------
HSBC Investor Fixed Income Fund                  1/9/95      1.41%      1.92%   6.23%    7.49%
------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class A (Investor)(1)   8/26/96     -3.63%     -3.46%   4.67%    5.70%
------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class B(2)               1/6/98     -3.19%     -3.23%   4.91%    4.67%
------------------------------------------------------------------------------------------------
HSBC Investor Bond Fund Class C(3)              11/4/98     -0.20%     -0.29%   4.93%    4.87%
------------------------------------------------------------------------------------------------
Citigroup Broad Investment-Grade
  Bond Funds Index(4)                              --        1.32%       1.88%   6.65%     N/A
------------------------------------------------------------------------------------------------
Lipper General Bond Funds Average(4)               --        1.54%       3.39%   5.01%     N/A
------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

                                                HSBC INVESTOR FAMILY OF FUNDS  7

Portfolio Reviews

HSBC Investor New York Tax-Free Bond Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Jerry Samet
Senior Fixed Income Portfolio Manager
HSBC Asset Management (Americas) Inc.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") seeks to provide shareholders with income exempt from regular, federal, New York state and New York city personal income taxes.

Investment Concerns
Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

A fund's income may be subject to certain state and local taxes and, depending on your tax status, the federal alternative minimum tax. Regional funds may be subject to additional risks, since the issues they invest in are located in one geographical location.

The HSBC Investor New York Tax-Free Bond Fund (the "Fund") delivered a total return of 0.62% (without sales charge) for Class A (Investor) Shares and 0.75% for Class Y Shares for the period ended April 30, 2004. That compared to 0.36% and 0.71% for the Fund's benchmarks, the Lehman Brothers 7-Year Municipal Bond Index and the Lipper New York Municipal Debt Funds Average, respectively.(4)

Past performance does not guarantee future results.

During the semi-annual period ended April 30, 2004, municipal returns were tempered as the fixed income markets sold off with yields moving higher. In the process municipals once again underperformed taxable fixed income on a pretax basis by just 6 basis points (0.06%). The return of the Lehman Brothers Muni Bond Index(4) was 1.19% while the return of the Lehman Brothers U.S. Aggregate Bond Index(4) was 1.25%. Relative underperformance in the municipal market was a result of the municipal market having a duration that is approximately 20% longer than that of the Lehman Aggregate index. Thus, on a duration-adjusted basis the municipal market actually outperformed the taxable market on a pretax basis. Furthermore, yields in the municipal market were able to actually move higher by a smaller margin than many points on the U.S. Treasury yield curve. Yields on the two-year Treasuries were 50 basis points (0.50%) higher while five-year bonds were 38 basis points (0.38%) higher. Ten-year bonds were 21 basis points higher (0.21%). In contrast, two- and five-year municipal yields were just 36 (0.36%) basis points higher while 10-year munis were 11 (0.11%) basis points higher.

The Fund's duration at the beginning of the semi-annual period approximated 115% of benchmark but over the period adapted a positioning that moved to approximate 92% of benchmark and was one of the key factors that helped drive the Fund's strong performance relative to our benchmarks. The portfolio also maintained a barbelled position, which helped performance as the long- and short-end of the curve outperformed the intermediate portion of the curve. Additionally, the portfolio maintained its high credit quality profile. This tended to take away from performance as many lower rated credits outperformed due to increased revenue flows.

The Fund remains positioned for a rising yield environment. We are positioned with a short duration position relative to our benchmark and are short convexity as well. However, given any further rise in rates we will likely begin the process of covering our short duration position. We believe the Retail will likely become more active as yields rise. As arbitrage buyers start becoming net sellers into relative outperformance from the municipal market it is likely that retail players will be able to fill in and become stronger buyers particularly in the longer end of the curve as a 5% yield becomes available. Additionally, we believe casualty companies will likely remain strong buyers in the intermediate portion of the curve as insurance company earnings have been posting strong results. Technicals in the municipal market are likely to remain firm from a supply standpoint as the number of refundings are likely to fall. This is the result of the new higher yield range that has come upon the market. Furthermore, as the yield ratios emerge after a heavy supply month we can expect that those crossover buyers who were on hiatus in March may likely reenter the municipal market given the attractive yield ratios. Supply going forward is likely to taper off as refundings have played themselves out.

What has now taken more importance given a higher yield environment is concern regarding the deminimus factor. At present the portfolios are considerably underweight relative to our benchmark in terms of deminimus exposure in the event

8 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
of a 50-75 (0.50% to 0.75%) basis point backup in yields. This was the key performance determinant within the municipal market in the last rising yield environment in 1999. At year-end approximately 10% of the Lehman Muni Bond index was within a 50 (0.50%) basis points ofits deminimus cutoff. This represents a significantly greater exposure than at the end of 1998 when the figure was only 6%. We are presently 35-45 (0.35% to 0.45%) basis points higher in yield along the yield curve which has only tended to inflate that figure. At present the portfolio has just 5/7% deminimus exposure to a 50 (0.50%) basis point rise in yields.

The State of New York is representative of what is symptomatic of many state credits across the nation. From a credit perspective states continued to improve but the outlook going forward remains cautious. Most states are now expecting to produce surpluses in 2004 as compared to last year when states were challenged by record deficits. The economic rebounded has buoyed revenue expectations to the upside. However, state Medicaid costs continue to mount as well as pension costs. Additionally, many budget gaps were closed by one time budget effects which may not be able to be replicated going forward. However, the rating agencies have reduced the number of states on negative outlook after several downgrades. State spending is expected to increase by just to 2.8%, which is below the 25 year annual average increase of 6.2%. However, reserve funds will still be below 4%, which is below the historical average of 5.1%. As for New York State, fiscal year 2004 revenues are now estimated to be about $600 Million over what Governor Pataki estimated in January.

The yield spread between 5 and 10-year municipals currently narrowed a bit to 104 (1.04%) basis points. This still remains relatively steep as the spread within the Treasury market stands at just 88 (0.88%) basis points. Going forward the Fund will continue to barbell along the yield curve as the incremental yield pick up remains near decade highs. Duration-wise we will approximate our benchmarks. The Fund will underweight the 5-8-year portion of the curve, as that portion is highly susceptible to large crossover selling while over weighing the 'sweet spot' which we see as the 10-year portion. From a quality standpoint the Funds should continue to overweigh insured paper.*

* Portfolio composition is subject to change.

-----------------------------------------------------------------------------------------------------------------
Average Annual Total Return
-----------------------------------------------------------------------------------------------------------------
                                                                Inception       Six      1       5       Since
As of April 30, 2004                                               Date        Months   Year    Year   Inception
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class A (Investor)(1)   5/1/95       -4.16%  -3.31%   3.38%    5.03%
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class B(2)              1/6/98       -3.78%  -3.27%   3.60%    3.77%
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class C(3)             11/4/98       -0.82%  -0.25%   3.60%    3.53%
-----------------------------------------------------------------------------------------------------------------
HSBC Investor New York Tax-Free Bond Fund Class Y                 7/1/96        0.75%   1.74%   4.67%    5.62%
-----------------------------------------------------------------------------------------------------------------
Lehman Brothers 7-Year Municipal Bond Index                         --          0.36%   2.34%   5.44%     N/A
-----------------------------------------------------------------------------------------------------------------
Lipper New York Municipal Debt Funds Average                        --          0.71%   2.17%   4.33%     N/A
-----------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 4.75%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

                                                HSBC INVESTOR FAMILY OF FUNDS  9

Portfolio Reviews

HSBC Investor Equity Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Phil Sanders, Senior Vice President/Portfolio Manager, CFA and
Dan Becker, Senior Vice President/Portfolio Manager, CFA
Waddell & Reed Investment Management Company and

Jon D. Bosse, CFA
Chief Investment Officer
NWQ Investment Management Co., LLC

The HSBC Investor Equity Fund (the "Fund") seeks to provide its shareholders with long-term growth of capital and income without excessive fluctuations in market value. The Fund invests at least 80% ofits assets in equity securities of seasoned mid-sized and large companies whose shares are expected to show above-average price appreciation. The Fund employs two sub-investment advisers to achieve its investment objective. Each sub-investment adviser pursues a different investment style, and receives a fee for their services.

Waddell & Reed Investment Mangement Company ("Waddell & Reed") pursues a growth style of investing, focusing on financially secure firms that have established operating histories and are proven leaders in their industries or market sectors. These companies may possess characteristics such as participation in expanding markets, increasing unit sales volume, growth in revenues and earnings per share or increasing return on investments.

NWQ Investment Management Co., LLC ("NWQ") pursues a value style of investing, focusing on shares of companies that are undervalued relative to the stock market as a whole. The firm employs a fundamentals-based, bottom-up stock-picking method to find these companies.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The Fund returned 5.66% (without sales charge) for Class A (Investor) Shares and 5.70% for the Class Y Shares for the six-months ended April 30, 2004. That compared to a 6.11% and 4.51% return for the Fund's benchmarks, the Russell 1000 Index and the Lipper Large-Cap Core Funds Average.(4)

Past performance does not guarantee future results.

The overall market performed well early in the period, and then traded in a narrow range through April. That stock-market environment helped the Fund produce gains for the period as a whole. HSBC in January changed subadvisors for each portion of the Fund: Waddell & Reed assumed management of the Fund's growth allocation, while NWQ assumed management of the value portion.

Waddell & Reed seek to invest the Fund's growth allocation in shares of firms with strong margins and predictable earnings. That approach led the managers to over-weight shares of health-care firms, which typically offer large profit margins and good earnings visibility. That position helped returns against the large-cap growth benchmark, as health-care stocks performed relatively well. That boost was offset by the Fund's overweight stake in technology stocks, which lagged the benchmark.*

NWQ established overweight stakes relative to the value benchmark in the technology, financial services, producer durables and materials and processing sectors. Strong stock selection helped the Fund's technology and financial-services positions out-gain the benchmark during the three months under NWQ's management. Meanwhile, some struggling stocks in producer durables and materials and processing dragged on the Fund's relative returns during February and March.

* Portfolio composition is subject to change.

10 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

---------------------------------------------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------------------------------------------
                                                Inception       Six       1         5       Since
As of April 30, 2004                               Date       Months     Year     Year    Inception
---------------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class A (Investor)(1)   8/1/95      0.35%     12.88%   -7.52%     5.08%
---------------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class B(2)              1/6/98      1.19%     13.92%   -7.27%    -0.88%
---------------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class C(3)             11/4/98      4.25%     17.03%   -7.25%    -3.41%
---------------------------------------------------------------------------------------------------
HSBC Investor Equity Fund Class Y                 7/1/96      5.70%     19.15%   -6.35%     4.57%
---------------------------------------------------------------------------------------------------
Russell 1000 Index(4)                               --        6.11%     23.90%   -1.73%       -
---------------------------------------------------------------------------------------------------
Lipper Large-Cap Core Funds Average(4)              --        4.51%     19.51%   -3.27%       -
---------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

                                               HSBC INVESTOR FAMILY OF FUNDS 11

Portfolio Reviews

HSBC Investor Growth and Income Fund
(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

by Thomas D'Auria, CFA
Chief Investment Officer
HSBC Asset Management (Americas) Inc.

The HSBC Investor Growth and Income Fund (the "Fund") normally invests at least 65% of its total assets in common stocks, preferred stocks, and convertible securities. The Fund may invest the balance of its assets in various types of fixed income securities and in money market instruments.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Bonds offer a relatively stable level of income, although bond prices will fluctuate providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

The Fund returned 3.84% (without sales charge) for the Class A (Investor) Shares and 4.06% for the Class Y Shares for the six months ended April 30, 2004. That compared to a 6.27% return for the S&P 500 Index and a 4.51% return for the Lipper Large Cap Core Funds Average.(4)

Past performance does not guarantee future results.

Our focus on high-quality companies with strong balance sheets and high cash flows did not pay rewards during this period.

The major U.S. equity market indices were mixed during the period, as the S&P 500 rose 6.3% during the six-month period ended April 30, 2004, while the NASDAQ Composite Index(4) returned -0.4%.

The equity markets traded in a narrow range early in the period, before trending higher over the latter part of December. Encouraging economic data, as well as comments by the Fed, reaffirming their intentions to keep short-term interest rates low for a "considerable period" helped move the major equity indices higher. With the strong finish during December, the S&P 500 and NASDAQ posted the first yearly gains since 1999. Stocks continued to move higher through the early part of 2004, driven by optimism regarding corporate profits and solid economic data. However, with the sharp upward move in the equity markets from November through late January, the S&P 500 traded in a narrow range through February. By early March, the equity markets turned volatile as investors became increasingly concerned over a deceleration in corporate profits and economic activity, while geopolitical concerns and news of terrorism also weighed on the markets. The S&P 500 had posted its first monthly decline during March since September 2003, and that weakness continued into April.

While corporate profits remained strong during the first quarter, this was overshadowed by expectations of higher interest rates. Stocks continued to move lower towards the end of the period as the strong surge in employment data, and signs of higher inflation ignited fears that the Fed would raise interest rates earlier than many had been expecting.

We believe the economy is growing strongly, and that above trend economic growth could continue into 2005. However, it is clear the Fed is edging closer to commencing a tightening cycle, which will serve to pre-empt any inflationary pressures from building. It will also put a limit on GDP(4) growth as the interest rate hikes work through the system.

The consumer related area of the economy could cause some concern over the next several months. While the U.S. consumer is enjoying incremental tax refunds, thanks to the changes in withholding taxes implemented last July, higher energy prices have largely offset this benefit. We believe there is little pent up demand on the part of the consumer, considering consumer spending remained solid through the economic downturn. Thus, there is a risk the consumer could disappoint investors in the latter part of the year.

The pullback in the equity indices since early March has been helpful, and served to remove some of the speculation in the equity market. We continue to believe there is limited upside in the S&P 500 currently, and only a continuation of earnings results above consensus could keep the markets moving higher. Over the past two months, we have begun to see more

12 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

(Class A (Investor) Shares, B Shares, C Shares and Y Shares)

signs of normalcy returning to the market, with the highest beta(4) stocks having cooled off a bit, while investors appear to be looking at balance sheets, returns on capital, competitive positioning, and to some extent, size.

We had been holding a pro-cyclical bias across the portfolio, with emphasis on the Industrial, Material, and Financial sectors since late in 2003. We have recently begun to temper that stance, getting a bit more defensive by adding to the Healthcare sector. The portfolio remains positioned for a 12-18 month timeframe, with a disciplined focus on valuation. We continue to emphasize consistent growth and earnings predictability in our stock selection.*

* Portfolio composition is subject to change.


---------------------------------------------------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------------------------------------------------
                                                              Inception     Six        1        Since
As of April 30, 2004                                             Date      Months     Year    Inception
---------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class A (Investor)(1)     4/12/01     -1.34%    11.20%     -6.35%
---------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class B(2)                 4/5/01     -0.47%    12.20%     -4.85%
---------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class C(3)                11/3/03      2.59%    15.65%     -4.04%
---------------------------------------------------------------------------------------------------------
HSBC Investor Growth and Income Fund Class Y                    4/2/01      4.06%    17.35%      -3.44%
---------------------------------------------------------------------------------------------------------
Standard & Poor's 500 Index(4)                                    --        6.27%    22.87%        N/A
---------------------------------------------------------------------------------------------------------
 Lipper Large Cap Core Funds Average(4)                           --        4.51%    19.51%        N/A
---------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

                                               HSBC INVESTOR FAMILY OF FUNDS 13

Portfolio Reviews

HSBC Investor Mid-Cap Fund (Class A Shares, B Shares, C Shares and Trust Shares) by Thomas D'Auria, CFA
Chief Investment Officer
HSBC Asset Management (Americas) Inc.

The HSBC Investor Mid-Cap Fund (the "Fund") seeks to achieve a higher rate of return than that generated by the Russell MidCap Growth Index by investing at least 80% of its total assets in stocks of mid-sized companies with market capitalization, at the time of acquisition, falling within the range of the Russell MidCap Growth ($190 million to $13.3 billion).

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Mid capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

The Fund's Class A Shares posted a return of 3.65% (without sales charge) and 3.75% for the Trust Shares for the six months ended April 30, 2004. That compares to 6.93% and 2.64% for the Fund's benchmarks, the Russell Mid-Cap Growth Index, and the Lipper Mid-Cap Growth Funds Average.(4)

Past performance does not guarantee future results.

The major U.S. equity market indices were mixed during the period, as the S&P 500 Index4 rose 6.3% during the six-month period ending April 30, 2004 on a total return basis, while the NASDAQ returned -0.4%. The equity markets traded in a narrow range early in the period, before trending higher over the latter part of December. Encouraging economic data, as well as comments by the Fed, reaffirming their intentions to keep short-term interest rates low for a "considerable period" helped move the major equity indices higher. With the strong finish during December, the S&P 500 and NASDAQ posted the first yearly gains since 1999. Stocks continued to move higher through the early part of 2004, driven by optimism regarding corporate profits and solid economic data. However, with the sharp upward move in the equity markets from November through late January, the S&P 500 traded in a narrow range through February. By early March, the equity markets turned volatile as investors became increasingly concerned over a deceleration in corporate profits and economic activity, while geopolitical concerns and news of terrorism also weighed on the markets. The S&P 500 had posted its first monthly decline during March since September 2003, and that weakness continued into April.

While corporate profits remained strong during the first quarter, this was overshadowed by expectations of higher interest rates. Stocks continued to move lower towards the end of the period as the strong surge in employment data, and signs of higher inflation ignited fears that the Fed would raise interest rates earlier than many had been expecting.

We believe the economy is growing strongly, and that above trend economic growth will continue into 2005. However, it is clear the Fed is edging closer to commencing a tightening cycle, which will serve to pre-empt any inflationary pressures from building. It will also put a limit on GDP(4) growth as the interest rate hikes work through the system.

The consumer related area of the economy could cause some concern over the next several months. While the US consumer is enjoying incremental tax refunds, thanks to the changes in withholding taxes implemented last July, higher energy prices have largely offset this benefit. We believe there is little pent up demand on the part of the consumer, considering consumer spending remained solid through the economic downturn. Thus, there is a risk the consumer could disappoint investors in the latter part of the year.

The pullback in the equity indices since early March has been helpful, and served to remove some of the speculation in the equity market. We continue to believe there is limited upside

14 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews
in the S&P 500 currently, and only a continuation of earnings results above consensus will keep the markets moving higher. Over the past two months, we have begun to see more signs of normalcy returning to the market, with the highest beta stocks having cooled off a bit, while investors appear to be looking at balance sheets, returns on capital, competitive positioning, and to some extent, size.

The Fund is currently employing a modest "barbell" approach, with an overweight position in Materials, specifically cyclical Metal and Chemical names, while the fund remains overweight in Health Care, with an emphasis on Equipment & Supplies companies due to very attractive valuations. The Fund remains positioned for a 12-18 month timeframe, with a disciplined focus on valuation. We continue to emphasize strong growth prospects and earnings predictability in our stock selection.*

* Portfolio composition is subject to change.



----------------------------------------------------------------------------------------
Average Annual Total Return
----------------------------------------------------------------------------------------
                                      Inception    Six       1         5         10
As of April 30, 2004                    Date'D'   Months    Year      Year      Year
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class A(1)   7/1/93    -1.55%    21.00%    3.01%     10.83%
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class B(2)   7/1/93    -0.65%    22.34%    3.31%     10.60%
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Class C(3)   7/1/93     2.33%    26.13%    3.44%     10.67%
----------------------------------------------------------------------------------------
HSBC Investor Mid-Cap Fund Trust        7/1/93     3.75%    27.65%    4.31%     11.66%
----------------------------------------------------------------------------------------
Russell Mid-Cap Growth Index(4)           --       6.93%    34.45%    9.34%     14.47%
----------------------------------------------------------------------------------------
Lipper Mid-Cap Growth Funds Average(4)    --       2.64%    28.91%    1.16%      8.54%
----------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.

'D' Prior to July 1, 2000, HSBC Asset Management (Americas), Inc. managed another pooled investment vehicle called a collective investment trust (CTF) with the same investment objective as the Fund since 1993. The assets from that CTF were converted into the HSBC Investor Mid-Cap Fund on July 1. The CTF was not registered with the Securities & Exchange Commission (SEC) and thus was not subject to certain investment restrictions that are imposed on the Fund. If the CTF had been registered with the SEC, its performance might have been adversely affected. Performance assumes reinvestment of dividends and distributions.

                                                HSBC INVESTOR FAMILY OF FUNDS 15

Portfolio Reviews

HSBC Investor International Equity Fund
HSBC Investor Overseas Equity Fund (Class A (Investor) Shares, B Shares and C
  Shares)
by Kevin F. Simms
Co-CIO International Value Equities and Director of Research - Global and
  International Value Equities
The Bernstein Unit of Alliance Capital Management, L.P.

The HSBC Investor International Equity Fund and the HSBC Investor Overseas Equity Fund (the "Funds") seek to provide their shareholders with long-term growth of capital and future income by investing primarily in securities of non-U.S. issuers and securities of issuers whose principal markets are outside of the United States. The Funds employ a two-tier fund structure, known as "master-feeder," in which the Funds invest all of their investable assets in the HSBC Investor International Equity Portfolio (the "Portfolio"). The Portfolio employs The Bernstein Unit of Alliance Capital Management, L.P. ("Bernstein") as sub-investment adviser.

The Portfolio invests primarily in equity securities of companies organized and domiciled in developed nations outside the U.S., or for which the principal trading market is outside the U.S., including Europe, Canada, Australia and the Far East.

Investment Concerns
There are risks associated with investing in foreign companies, such as erratic market conditions, economic and political instability and fluctuations in currency and exchange rates.

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

For the six months ended April 30, 2004, the shares of the HSBC Investor International Equity Fund produced a 9.04% return, and the Class A (Investor) Shares of the HSBC Investor Overseas Equity Fund returned 8.79% (without sales charge). That compared to a total return of 12.58% and 10.46% for the Funds' benchmarks, the Morgan Stanley Capital International, Europe, Australasia and Far East Index and the Lipper International Funds Average.(4)

Past performance does not guarantee future results.

The Fund and its index benefited from strong performance in global stock markets, as investors were encouraged by the prospects for an international economic recovery. The dollar weakened against most major currencies during the period. The weaker dollar helped the Fund's returns, because it made stocks denominated in foreign currencies worth more relative to U.S. securities.

Bernstein assumed management duties for the Fund as of January 30, 2004. Bernstein screens international stocks using valuation metrics such as price-to-cash(4) flow, price-to-book(4) value and price-to-earnings(4). The firm then conducts bottom-up fundamental analysis on the least-expensive stocks, and invests in shares that present the most attractive values.

Bernstein upon assuming management of the Fund invested an overweight portion of assets in Japanese financial-services firms. That position boosted returns against the benchmark, as the Japanese financial industry benefited from a dramatically improving credit environment in that country. The Fund's overweight position in energy stocks also helped relative returns, as investor's expected rising oil and gas prices to boost energy firms' profits.*

Transaction costs associated with repositioning the Fund hurt the Fund's returns during February and March, as did several positions that the Fund had acquired before the management transition. The Fund's relative returns also were hurt by an investment in Vodafone, the UK wireless company, which lost ground on fears that it might pay too high a price to increase its presence in the U.S. market.

* Portfolio composition is subject to change.


16 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor International Equity Fund

HSBC Investor Overseas Equity Fund (Class A (Investor) Shares, B Shares and C
  Shares)
continued



---------------------------------------------------------------------------------------------------------------
Average Annual Total Return
---------------------------------------------------------------------------------------------------------------
                                                           Inception     Six        1         5       Since
As of April 30, 2003                                          Date      Months    Year      Year    Inception
---------------------------------------------------------------------------------------------------------------
HSBC Investor International Equity Fund                      1/9/95     9.04%     32.25%    1.08%     7.32%
---------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class A (Investor)(1)    8/26/96     3.32%     25.97%   -0.39%     4.71%
---------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class B(2)                1/6/98     4.29%     27.48%   -0.14%     3.37%
---------------------------------------------------------------------------------------------------------------
HSBC Investor Overseas Equity Fund Class C(3)               11/4/98     7.32%     30.44%   -0.16%     3.30%
---------------------------------------------------------------------------------------------------------------
MSCI EAFE Index(4)                                            --       12.58%     40.75%   -0.41%      N/A
---------------------------------------------------------------------------------------------------------------
Lipper International Funds Average(4)                         --       10.46%     36.28%    0.20%      N/A
---------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.


                                                HSBC INVESTOR FAMILY OF FUNDS 17

Portfolio Reviews

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund (Class A (Investor) Shares, B Shares
  and C Shares)
by William A. Muggia
President--Chief Investment Officer
Westfield Capital Management

The HSBC Investor Small Cap Equity Fund and the HSBC Investor Opportunity Fund ("the Funds") seek to provide their shareholders with long-term growthof capital by investing in equity securities of emerging small and medium-sized companies expected to deliver earnings growth well above the growth rate of the economy and the rate of inflation. The Funds employ a two-tier structure, commonly referred to as "master-feeder." The Funds invest all of their investable assets in the HSBC Investor Small Cap Equity Portfolio (the "Portfolio"). The Portfolio employs Westfield Capital Management, as sub-investment adviser.

The Portfolio invests primarily in common stocks of small and medium-sized companies that may have the potential to become major enterprises.

Investment Concerns
Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes. Common stocks, and funds investing in common stocks, generally provide greater return potential when compared with other types of investments.

Small-capitalization funds typically carry additional risks since smaller companies generally have a higher risk of failure, and historically, their stocks have experienced a greater degree of market volatility than stocks on average.

For the six months ended April 30, 2004, the shares of the HSBC Investor Small Cap Equity Fund produced a 1.78% return and the Class A (Investor) Shares of the HSBC Investor Opportunity Fund produced a 1.54% return (without sales charge). The Funds' benchmarks, the Russell 2000 Index, Russell 2500 Growth Index and the Lipper Mid Cap Growth Funds Average, returned 7.55%, 4.56% and 2.64%, respectively.(4)

Past performance does not guarantee future results.

Small-cap stocks outperformed large caps during the three months through January, helping boost returns for the Fund and its benchmark. Market leadership shifted to large stocks during the second half of the period, however, and small stocks posted negative returns during the three months through April. Industrials, health-care and basic-materials stocks were the strongest positive contributors to performance, while shares in the consumer-discretionary sector hampered absolute returns.

Westfield Capital Management is sub-adviser to this Fund. Westfield employs a fundamentals-based, bottom-up process to identify firms with strong, reliable expected earnings growth whose shares trade at reasonable valuations. That approach caused the Fund to trail its benchmark during the first three months of the period, when speculative stocks of low-quality companies led the small-cap market. The Fund's earnings-oriented selection process helped it outperform the benchmark during the second half of the period, as investors focused their attention on stocks with attractive business fundamentals and lower valuations.

The Fund's stock selection in the technology sector helped boost returns against the benchmark. The index's technology holdings finished the period with a loss of nearly 11%, after the speculative shares that led the market during 2003 fell dramatically during the three months through April. The Fund avoided those stocks in favor of shares with better earnings power, and as a result the Fund's technology stake out-performed that of the index.*

The Fund's investments in consumer-discretionary stocks dragged on returns against the benchmark, due to poor returns among shares of certain toy makers and retailers in the portfolio. The Fund's stake in health-care stocks did not keep pace with the index's health-care allocation, as speculative biotechnology firms--the kinds of stocks this Fund avoids--led that sector's gains. Furthermore, the Fund's relative returns were hampered by its underweight exposure to energy stocks, which led the market.*

* Portfolio composition is subject to change.

18 HSBC INVESTOR FAMILY OF FUNDS

Portfolio Reviews

HSBC Investor Small Cap Equity Fund
HSBC Investor Opportunity Fund (Class A (Investor) Shares, B Shares
  and C Shares)
continued

------------------------------------------------------------------------------------------------------------
Average Annual Total Return
------------------------------------------------------------------------------------------------------------
                                                      Inception       Six         1       5       Since
As of April 30, 2004                                     Date        Months      Year    Year   Inception
------------------------------------------------------------------------------------------------------------
HSBC Investor Small Cap Equity Fund                     9/3/96        1.78%    32.00%   8.26%     10.50%
------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class A (Investor)(1)    9/23/96      -3.57%    24.64%   6.44%      7.99%
------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class B(2)                1/6/98      -2.78%    26.16%   6.75%      6.58%
------------------------------------------------------------------------------------------------------------
HSBC Investor Opportunity Fund Class C(3)               11/4/98       0.11%    29.18%   6.71%      7.83%
------------------------------------------------------------------------------------------------------------
Russell 2000 Index(4,5)                                   --          6.54%    42.01%   6.67%       N/A
------------------------------------------------------------------------------------------------------------
Russell 2500 Growth Index(4,5)                            --          4.56%    40.45%   2.68%       N/A
------------------------------------------------------------------------------------------------------------
Lipper Mid Cap Growth Funds Average(4)                    --          2.64%    28.91%   1.16%       N/A
------------------------------------------------------------------------------------------------------------

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. Total return figures include change in share price, reinvestment of dividends and capital gains. The investment return and principal value will fluctuate so that an investor's shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please call 1-800-782-8183.

(1) Reflects the maximum sales charge of 5.00%.
(2) Reflects the contingent deferred sales charge maximum of 4.00%.
(3) Reflects the contingent deferred sales charge maximum of 1.00%.
(4) For additional information, please refer to the Glossary of Terms.
(5) The Funds were formerly compared with the Russell 2000 Index. This change was effected because the Russell 2500 Growth Index better represents the types of securities in which the Funds may invest.

                                                HSBC INVESTOR FAMILY OF FUNDS 19

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
-------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
................................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS  - 90.2%
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
GUAM  - 0.1%
Guam Economic Development Authority
 Revenue, 5.50%, 5/15/41, Callable
 5/15/11 @ 100.........................   100,000        91,223
                                                     ----------
NEW YORK  - 83.0%
Brookhaven, New York GO (FGIC Insured),
 5.50%, 10/1/12........................   500,000       551,410
Corning City, New York School District
 GO (FSA Insured), 4.00%, 6/15/08......   930,000       976,649
Corning City, New York School District
 GO (FSA Insured), 5.00%, 6/15/09......   790,000       863,099
Erie County, New York GO (FGIC
 Insured), 5.375%, 6/15/07.............   250,000       261,980
Grand Central New York District
 Management, 3.00%, 1/1/06.............   400,000       406,396
Grand Central New York District
 Management, 4.00%, 1/1/07.............   400,000       416,020
Guilderland, New York Central School
 District GO (FSA Insured), 3.50%,
 6/15/05...............................   250,000       255,868
Honeoye, New York Central School
 District GO (FGIC Insured), 3.00%,
 6/15/04...............................   310,000       310,676
Long Island, New York Power Authority
 Revenue (MBIA Insured), 4.50%, 4/1/11,
 Mandatory Tender 4/1/05 @ 100.........  1,075,000    1,105,229
Metropolitan Transportation Authority
 of New York Revenue (FGIC Insured),
 5.25%, 7/1/17.........................  1,145,000    1,265,912
Metropolitan Transportation Authority
 of New York Revenue (FSA Insured),
 5.00%, 11/15/32, Callable 11/15/12 @
 100...................................  1,625,000    1,617,623
Metropolitan Transportation Authority
 of New York Revenue (MBIA Insured),
 5.50%, 1/1/19.........................   480,000       518,218
Metropolitan Transportation Authority
 of New York Revenue, Escrowed to
 Maturity, 5.75%, 7/1/13...............   285,000       321,506
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.625%, 1/1/10........................  1,240,000    1,351,079
Monroe County, New York, Airport
 Authority Revenue, AMT (MBIA Insured),
 5.75%, 1/1/14.........................   750,000       820,950
Nassau County Interim Finance Authority
 (MBIA Insured), 5.00%, 11/15/11.......   750,000       816,473
New York City GO, 6.00%, 8/1/14,
 Callable 8/1/07 @ 101.................  1,000,000    1,098,160
New York City GO, 5.00%, 8/1/05........  1,000,000    1,040,490
New York City GO, 5.00%, 8/1/08........   990,000     1,062,359
New York City Housing Development Corp.
 Revenue, AMT, 5.60%, 11/1/19..........   100,000       103,959
New York City Industrial Development
 Agency (FSA Insured), 5.00%,
 11/15/19..............................  1,000,000    1,036,030
New York City Municipal Assistance
 Corp. Revenue, 6.00%, 7/1/06..........  1,035,000    1,124,734
New York City Municipal Water Authority
 Revenue, 5.00%, 6/15/34, Callable
 6/15/13 @ 100.........................  1,250,000    1,231,925
New York City Transitional Finance
 Authority Revenue, 5.25%, 5/1/17,
 Callable 5/1/11 @ 100.................   400,000       422,520
New York City Transitional Finance
 Authority Revenue, 5.25%, 2/1/29,
 Callable 2/1/11 @ 100.................  1,540,000    1,662,337
New York City Transitional Finance
 Authority Revenue, 5.00%, 11/1/07.....  1,000,000    1,082,750
New York General Obligation, 5.00%,
 8/1/14................................   200,000       209,132
New York State Dormitory Authority
 Revenue, 5.25%, 7/1/13, Callable
 7/1/08 @ 101..........................   500,000       541,960
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17, Prerefunded
 2/15/07 @ 102.........................    15,000        16,593
New York State Dormitory Authority
 Revenue, 6.00%, 7/1/19, Callable
 7/1/09 @ 101..........................   350,000       396,172
New York State Dormitory Authority
 Revenue, 2.00%, 7/1/05................   785,000       789,891
New York State Dormitory Authority
 Revenue, 4.00%, 2/15/06...............  1,140,000    1,176,434
New York State Dormitory Authority
 Revenue, 2.00%, 7/1/06................   475,000       474,492
New York State Dormitory Authority
 Revenue, 5.00%, 4/1/07................   500,000       533,805
New York State Dormitory Authority
 Revenue, 5.00%, 7/1/08................   595,000       637,429
New York State Dormitory Authority
 Revenue, 6.50%, 8/15/11...............   225,000       261,878
New York State Dormitory Authority
 Revenue, 5.25%, 7/1/16................   500,000       526,960
New York State Dormitory Authority
 Revenue, 5.50%, 8/15/17...............   985,000     1,029,118
New York State Dormitory Authority
 Revenue, 5.25%, 8/15/19...............  1,000,000    1,059,880
New York State Dormitory Authority
 Revenue, 5.00%, 7/1/21................  1,000,000    1,009,460
New York State Dormitory Authority
 Revenue (AMBAC Insured), 4.00%,
 7/1/04................................   975,000       979,475
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 8/1/10................................   750,000       833,453
New York State Dormitory Authority
 Revenue (AMBAC Insured), 5.50%,
 7/1/18................................   500,000       559,750
New York State Dormitory Authority
 Revenue (CIFG Group Insured), 3.00%,
 7/1/05................................  1,025,000    1,042,989
New York State Dormitory Authority
 Revenue (CIFG Group Insured), 4.00%,
 7/1/06................................  1,120,000    1,165,114
New York State Dormitory Authority
 Revenue (FSA Insured), 5.25%,
 7/1/18................................  1,460,000    1,564,915
New York State Dormitory Authority
 Revenue (MBIA Insured), 5.50%,
 7/1/23................................  1,300,000    1,416,544
New York State Environmental Facscorp,
 5.70%, 1/15/14, Prerefunded 7/15/09 @
 101...................................   570,000       648,905
New York State Environmental Facscorp,
 5.70%, 1/15/14, Callable 7/15/09 @
 101...................................   415,000       460,339
New York State Environmental Facscorp,
 5.70%, 1/15/14........................    15,000        17,076
New York State Local Government
 Assistance Corp., 6.00%, 4/1/16.......  1,000,000    1,062,380
New York State Mortgage Agency Revenue,
 AMT, 5.60%, 10/1/14, Callable 9/1/07 @
 101.5.................................  1,000,000    1,047,220
New York State Thruway Authority
 Revenue, 5.50%, 4/1/11................  1,000,000    1,105,110
New York State Thruway Authority
 Revenue, 5.00%, 3/15/13...............   645,000       696,258
New York State Thruway Authority
 Revenue, 5.50%, 3/15/20...............   500,000       537,390

20    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
   SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 MUNICIPAL BONDS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
New York State Thruway Authority
 Revenue (MBIA Insured), 5.00%,
 3/15/21, Callable 3/15/13 @ 100.......   500,000       514,780
New York State Thruway Authority
 Revenue (MBIA Insured), 5.00%,
 3/15/19...............................  1,400,000    1,453,802
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.50%, 4/1/17, Callable
 4/1/11 @ 101..........................  1,000,000    1,084,830
New York State Thruway Authority
 Revenue, Highway & Bridge (FGIC
 Insured), 5.25%, 4/1/07...............   300,000       324,579
New York State Urban Development Corp.,
 5.125%, 1/1/22........................   885,000       882,389
New York State Urban Development Corp.
 Revenue, 5.125%, 1/1/25, Prerefunded
 1/1/11 @ 100..........................   175,000       192,213
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12, Callable
 4/1/07 @ 102..........................  1,000,000    1,117,680
New York State Urban Development Corp.
 Revenue, 5.75%, 4/1/12................   500,000       560,065
New York State Urban Development Corp.
 Revenue, Series A (MBIA Insured),
 6.50%, 1/1/09.........................   500,000       574,285
Niagara Falls New York Bridge Common
 Toll Revenue, 2.00%, 10/1/05..........   400,000       402,292
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/14........................   300,000       319,482
Onondaga County, New York Water
 Authority Revenue (FSA Insured),
 5.00%, 9/15/15........................   665,000       699,174
Peru, New York Central School District
 (FGIC Insured), 4.00%, 6/15/04........   225,000       225,770
Port Authority of New York & New Jersey
 Revenue, 5.00%, 9/1/27................   795,000       792,122
Port Authority of New York & New Jersey
 Revenue, 5.375%, 3/1/28...............  1,100,000    1,154,318
Port Authority of New York & New Jersey
 Special Obligation Revenue, AMT,
 5.75%, 12/1/22, Callable 12/1/07 @
 102...................................   500,000       536,210
Tobacco Settlement Corp. Series C-1,
 5.50%, 6/01/21, Callable 6/1/13 @
 100...................................  1,000,000    1,054,780
Tobacco Settlement Corp., 5.00%,
 6/1/06................................  1,000,000    1,052,160
Triborough, New York Bridge & Tunnel
 Authority Revenue, 5.00%, 11/15/32,
 Callable 11/15/12 @ 100...............   800,000       790,392
Triborough, New York Bridge & Tunnel
 Authority Revenue (MBIA Insured),
 5.00%, 11/15/32.......................  1,000,000      998,470
                                                     ----------
                                                     58,254,267
                                                     ----------
PUERTO RICO  - 7.1%
Puerto Rico Commonwealth, 5.50%,
 7/1/15................................   500,000       564,590
Puerto Rico Commonwealth, Highway and
 Transportation, 5.00%, 7/1/17,
 Callable 3/15/14 @ 100................  1,000,000    1,064,909
Puerto Rico Electric Power Authority
 Revenue (MBIA Insured), 5.25%,
 7/1/22................................  1,000,000    1,081,970
Puerto Rico Electric Power Authority
 Revenue, Series HH (FSA Insured),
 5.25%, 7/1/29, Callable 7/1/10 @
 101...................................  1,430,000    1,464,206
Puerto Rico Municipal Financial Agency
 (FSA Insured), 5.00%, 8/1/27..........   250,000       253,713
Puerto Rico Publishing Finance Corp.
 Revenue (AMBAC Insured), 5.375%,
 6/1/18................................   500,000       555,210
                                                     ----------
                                                      4,984,598
                                                     ----------
TOTAL MUNICIPAL BONDS..................              63,330,088
                                                     ----------
---------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES*  - 8.0%

NEW YORK  - 8.0%
Long Island, New York Power Authority
 Revenue (LOC Bayerische Landesbank),
 1.09%, 5/1/33.........................  1,500,000    1,500,000
New York State Job Development
 Authority, 1.08%, 3/1/05..............  1,000,000    1,000,000
New York State Job Development
 Authority, AMT (LOC Bayerische
 Landesbank), 1.08%, 3/1/05............  1,975,000    1,975,000
New York State Local Government
 Assistance Corp., 1.03%, 4/1/21.......  1,150,000    1,150,000
                                                     ----------
TOTAL VARIABLE RATE DEMAND NOTES*......               5,625,000
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.8%

Provident New York Tax-Free Money
 Market Fund...........................   550,529       550,529
                                                     ----------
TOTAL INVESTMENT COMPANIES.............                 550,529
                                                     ----------
TOTAL INVESTMENTS
 (COST $67,890,592) (a)  - 99.0%.......              69,505,617
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $70,189,323.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..........  $1,925,171
    Unrealized depreciation..........   (310,146)
                                       ----------
    Net unrealized appreciation......  $1,615,025
                                       ----------
                                       ----------

 * Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represent the rates that were in effect on April 30, 2004. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

AMT  -- Interest on security is subject to Federal Alternative
        Minimum Tax
FGIC -- Federal Guaranty Insurance Corporation
FSA  -- Financial Security Assurance
GO   -- General Obligation
LOC  -- Letter of Credit

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    21

          HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 93.8%
                                          SHARES      VALUE($)
                                         ---------   ----------
AEROSPACE & DEFENSE  - 4.8%
Lockheed Martin Corp...................    20,050       956,385
Northrop Grumman Corp..................    12,900     1,280,325
Raytheon Co............................    48,100     1,551,706
                                                     ----------
                                                      3,788,416
                                                     ----------
APPAREL  - 1.3%
Coach, Inc. (b)........................    10,700       455,820
Nike, Inc. Class B.....................     7,750       557,613
                                                     ----------
                                                      1,013,433
                                                     ----------
BANKING  - 3.0%
Bank of America Corp...................    12,750     1,026,248
Wells Fargo & Co.......................    23,150     1,307,049
                                                     ----------
                                                      2,333,297
                                                     ----------
BIOTECHNOLOGY  - 1.0%
Amgen, Inc. (b)........................    11,150       627,411
Gilead Sciences, Inc. (b)..............     3,000       182,490
                                                     ----------
                                                        809,901
                                                     ----------
BUSINESS SERVICES  - 2.9%
Cintas Corp............................     5,900       265,264
Manpower, Inc..........................     8,100       379,890
Paychex, Inc...........................    13,300       495,824
Pitney Bowes, Inc......................    26,000     1,137,500
                                                     ----------
                                                      2,278,478
                                                     ----------
COMPUTER SOFTWARE  - 8.2%
Computer Associates International,
 Inc...................................    72,400     1,941,043
Electronic Arts, Inc. (b)..............     8,450       427,739
International Game Technologies........    22,600       852,924
Mercury Interactive Corp. (b)..........     7,450       316,998
Microsoft Corp.........................    39,600     1,028,412
Oracle Corp. (b).......................    49,750       558,195
SAP AG.................................    21,700       808,976
Veritas Software Corp. (b).............    18,490       493,128
                                                     ----------
                                                      6,427,415
                                                     ----------
COMPUTERS  - 1.7%
Dell, Inc. (b).........................    23,850       827,834
EMC Corp. (b)..........................    43,150       481,554
                                                     ----------
                                                      1,309,388
                                                     ----------
CONSUMER PRODUCTS  - 5.6%
Altria Group, Inc......................    26,500     1,467,570
Kimberly-Clark Corp....................    24,800     1,623,160
The Coca-Cola Co.......................    10,450       528,457
The Estee Lauder Cos., Inc. Class A....     8,800       402,248
The Procter & Gamble Co................     3,700       391,275
                                                     ----------
                                                      4,412,710
                                                     ----------
CONSUMER STAPLES  - 1.2%
Albertson's, Inc.......................    38,700       904,032
                                                     ----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 1.7%
Danaher Corp...........................     4,950       457,974
Ingersoll-Rand Co......................    13,300       858,515
                                                     ----------
                                                      1,316,489
                                                     ----------
ELECTRONIC COMPONENTS  - 0.2%
Garmin Ltd.............................     5,200       167,232
                                                     ----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 5.1%
Agilent Technologies, Inc. (b).........    28,800       777,888
Analog Devices.........................    22,650       964,890
KLA-Tencor Corp. (b)...................     9,000       375,030
Linear Technology Corp.................     9,150       326,015
Maxim Integrated Products, Inc.........     7,500       344,925
Microchip Technology, Inc..............    42,150     1,181,043
                                                     ----------
                                                      3,969,791
                                                     ----------
FINANCIAL SERVICES  - 14.6%
Citigroup, Inc.........................    45,525     2,189,296
Countrywide Credit Industries, Inc.....    34,050     2,019,164
Fannie Mae.............................    26,400     1,814,208
Goldman Sachs Group, Inc...............    14,900     1,437,850
J.P. Morgan Chase & Co.................    20,700       778,320
MGIC Investment Corp...................    15,300     1,126,386
Morgan Stanley.........................     9,050       465,080
SLM Corp...............................    21,350       817,919
T. Rowe Price Group Inc................     4,600       235,888
The Chicago Mercantile Exchange........     4,150       486,795
                                                     ----------
                                                     11,370,906
                                                     ----------
GAS & ELECTRIC UTILITY  - 1.7%
Dominion Resources, Inc................     9,800       625,338
FirstEnergy Corp.......................    17,000       664,700
                                                     ----------
                                                      1,290,038
                                                     ----------
HEALTH CARE  - 6.4%
Boston Scientific Corp. (b)............    29,650     1,221,284
Guidant Corp...........................    12,200       768,722
HCA, Inc...............................    23,200       942,616
Medtronic, Inc.........................    16,150       814,929
Zimmer Holdings, Inc. (b)..............    15,950     1,273,607
                                                     ----------
                                                      5,021,158
                                                     ----------
INSURANCE  - 7.4%
Aetna, Inc.............................    13,500     1,117,125
AON Corp...............................    59,700     1,555,781
Loews Corp.............................    16,000       928,160
Radian Group, Inc......................    25,900     1,204,609
The Hartford Financial Services Group,
 Inc...................................    16,000       977,280
                                                     ----------
                                                      5,782,955
                                                     ----------
INTERNET RELATED  - 1.2%
eBay, Inc. (b).........................    12,100       965,822
                                                     ----------
MEDIA  - 0.8%
Liberty Media Corp. Class A (b)........    56,850       621,939
                                                     ----------
MINING  - 2.6%
Barrick Gold Corp......................    74,200     1,426,866
Rio Tinto PLC ADR......................     6,600       591,360
                                                     ----------
                                                      2,018,226
                                                     ----------
OIL & GAS  - 7.3%
ConocoPhillips.........................    21,262     1,515,980
Kerr-McGee Corp........................    27,700     1,355,360
Praxair, Inc...........................    13,150       480,633
Smith International, Inc. (b)..........    21,550     1,179,863
Transocean, Inc. (b)...................    42,800     1,188,556
                                                     ----------
                                                      5,720,392
                                                     ----------
PAPER PRODUCTS  - 1.0%
International Paper Co.................    20,300       818,496
                                                     ----------

22    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR EQUITY FUND
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES      VALUE($)
                                         ---------   ----------
PHARMACEUTICALS  - 4.4%
Eli Lilly & Co.........................     3,900       287,859
Forest Laboratories, Inc. (b)..........    14,500       934,960
Pfizer, Inc............................    36,500     1,305,240
Teva Pharmaceutical Industries Ltd.
 ADR...................................    14,200       874,152
                                                     ----------
                                                      3,402,211
                                                     ----------
RESTAURANTS  - 0.7%
Wendy's International, Inc.............    13,750       536,250
                                                     ----------
RETAIL  - 2.3%
Costco Wholesale Corp. (b).............     4,800       179,760
Home Depot, Inc........................    12,550       441,635
Lowe's Cos., Inc.......................     8,100       421,686
Staples, Inc...........................    16,900       435,344
Wal-Mart Stores, Inc...................     6,200       353,400
                                                     ----------
                                                      1,831,825
                                                     ----------
TELECOMMUNICATIONS  - 5.1%
BellSouth Corp.........................    36,050       930,451
Cisco Systems, Inc. (b)................    40,850       852,540
Ericsson (L.M.) Tel ADR (b)............    12,900       344,043
Motorola, Inc..........................    64,650     1,179,862
Research in Motion Ltd. (b)............     3,200       277,632
Sprint Corp............................    23,000       411,470
                                                     ----------
                                                      3,995,998
                                                     ----------
TRANSPORTATION  - 1.1%
Union Pacific Corp.....................    14,000       825,020
                                                     ----------
TRANSPORTATION EQUIPMENT  - 0.5%
Delphi Corp............................    40,100       409,020
                                                     ----------
TOTAL COMMON STOCKS....................              73,340,838
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 5.8%
INVESTMENT COMPANIES  - 5.8%
HSBC Investor Money Market Fund Class I
 Shares*...............................  4,522,792    4,522,792
                                                     ----------
TOTAL INVESTMENT COMPANIES.............               4,522,792
                                                     ----------
TOTAL INVESTMENT
 (COST $76,384,998) (a)  - 99.6%.......              77,863,630
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $78,166,474.

(a) Cost differs from value by net unrealized appreciation as follows:

    Unrealized appreciation........  $ 3,619,113
    Unrealized depreciation........   (2,140,481)
                                     -----------
    Net unrealized appreciation....  $ 1,478,632
                                     -----------
                                     -----------

(b) Represents non-income producing security.

 * Investment in affiliate.

ADR -- American Depositary Receipt

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    23

          HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 99.9%
                                         SHARES      VALUE($)
                                        ---------   -----------
AEROSPACE & DEFENSE  - 1.0%
United Technologies Corp..............    25,100      2,165,126
                                                    -----------
AIR FREIGHT & LOGISTICS  - 0.5%
United Parcel Service, Inc............    15,700      1,101,355
                                                    -----------
AUTO PARTS & EQUIPMENT  - 0.8%
Johnson Controls, Inc.................    29,200      1,601,912
                                                    -----------
BANKING  - 5.8%
Fifth Third Bancorp...................    71,540      3,838,836
Mellon Financial Corp.................    87,800      2,602,392
The Bank of New York Co., Inc.........    76,190      2,220,177
Wells Fargo & Co......................    63,090      3,562,061
                                                    -----------
                                                     12,223,466
                                                    -----------
BIOTECHNOLOGY  - 1.1%
Amgen, Inc. (b).......................    41,080      2,311,572
                                                    -----------
CHEMICALS  - 2.0%
Du Pont (E.I) de Nemours and Co.......    48,550      2,085,223
The Dow Chemical Co...................    51,300      2,036,097
                                                    -----------
                                                      4,121,320
                                                    -----------
COMMERCIAL SERVICES  - 1.4%
Cendant Corp..........................   122,400      2,898,432
                                                    -----------
COMPUTER SOFTWARE  - 7.0%
Affiliated Computer Services, Inc.(b).    54,150      2,626,275
Microsoft Corp........................   286,780      7,447,677
Oracle Corp. (b)......................   325,700      3,654,354
Veritas Software Corp. (b)............    35,900        957,453
                                                    -----------
                                                     14,685,759
                                                    -----------
COMPUTERS  - 3.7%
Dell, Inc. (b)........................   128,400      4,456,764
Hewlett-Packard Co....................   173,500      3,417,950
                                                    -----------
                                                      7,874,714
                                                    -----------
CONSUMER MANUFACTURING  - 0.7%
Harley-Davidson, Inc..................    24,400      1,374,208
                                                    -----------
CONSUMER PRODUCTS  - 8.4%
Altria Group, Inc.....................    58,270      3,226,993
Anheuser-Busch Cos., Inc..............    30,300      1,552,572
Black & Decker Corp...................    20,500      1,185,925
Colgate-Palmolive Co..................    49,100      2,841,908
PepsiCo, Inc..........................    87,900      4,789,670
The Coca-Cola Co......................    50,300      2,543,671
The Procter & Gamble Co...............    17,200      1,818,900
                                                    -----------
                                                     17,959,639
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 8.5%
3M Co.................................    19,600      1,695,008
General Electric Co...................   285,400      8,547,730
ITT Industries, Inc...................    18,400      1,458,936
Parker Hannifin Corp..................    26,400      1,459,656
SPX Corp. (b).........................    20,300        900,305
Tyco International Ltd................   137,600      3,777,120
                                                    -----------
                                                     17,838,755
                                                    -----------
ELECTRIC UTILITIES  - 2.0%
Exelon Corp...........................    62,300      4,170,362
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 2.4%
Intel Corp............................   193,100      4,968,463
                                                    -----------
ENERGY EQUIPMENT & SERVICES  - 1.4%
Nabors Industries Ltd. (b) (b)........    68,540      3,040,434
                                                    -----------
FINANCIAL SERVICES  - 11.3%
Capital One Financial Corp............    61,700      4,043,201
Citigroup, Inc........................   127,130      6,113,681
Fannie Mae............................    85,700      5,889,304
Goldman Sachs Group, Inc..............    41,800      4,033,700
Merrill Lynch & Co., Inc..............    71,200      3,861,176
                                                    -----------
                                                     23,941,062
                                                    -----------
HEALTH CARE  - 5.6%
Cardinal Health, Inc..................    64,400      4,717,300
Caremark Rx, Inc. (b).................    88,700      3,002,495
Express Scripts, Inc. (b).............    16,300      1,260,642
Guidant Corp..........................    44,400      2,797,644
                                                    -----------
                                                     11,778,081
                                                    -----------
INSURANCE  - 5.0%
AFLAC, Inc............................    55,450      2,341,654
American International Group, Inc.....    67,900      4,865,035
Chubb Corp............................    49,200      3,394,800
                                                    -----------
                                                     10,601,489
                                                    -----------
MEDIA  - 2.8%
Gannett Co., Inc......................    14,500      1,256,860
Time Warner, Inc. (b).................   114,400      1,924,208
Viacom, Inc. Class B..................    71,800      2,775,070
                                                    -----------
                                                      5,956,138
                                                    -----------
METALS & MINING  - 2.0%
Alcoa, Inc............................    41,150      1,265,363
Phelps Dodge Corp. (b)................    45,400      2,988,682
                                                    -----------
                                                      4,254,045
                                                    -----------
OIL & GAS  - 4.0%
Exxon Mobil Corp......................   196,520      8,361,926
                                                    -----------
PHARMACEUTICALS  - 7.7%
Abbott Laboratories...................    49,800      2,192,196
Johnson & Johnson.....................    62,100      3,355,263
Pfizer, Inc...........................   230,350      8,237,316
Wyeth.................................    64,200      2,444,094
                                                    -----------
                                                     16,228,869
                                                    -----------
RETAIL  - 7.1%
Home Depot, Inc.......................   128,420      4,519,100
Kohl's Corp. (b)......................    28,300      1,182,657
McDonald's Corp.......................    76,900      2,093,987
Wal-Mart Stores, Inc..................   124,840      7,115,880
                                                    -----------
                                                     14,911,624
                                                    -----------
TELECOMMUNICATIONS  - 7.1%
Cisco Systems, Inc. (b)...............   275,500      5,749,685
Comcast Corp. Class A (b).............    94,500      2,844,450
Motorola, Inc.........................    95,300      1,739,225
SBC Communications, Inc...............    74,800      1,862,520
Verizon Communications, Inc...........    75,800      2,860,692
                                                    -----------
                                                     15,056,572
                                                    -----------

24    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

          HSBC INVESTOR GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
  SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
TRANSPORTATION  - 0.6%
Burlington Northern Santa Fe Corp.....    35,600      1,164,120
                                                    -----------
TOTAL COMMON STOCKS...................              210,589,443
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.1%
HSBC Investor Money Market Fund Class
 I Shares *...........................   122,943        122,943
                                                    -----------
TOTAL INVESTMENT COMPANIES............                  122,943
                                                    -----------
TOTAL INVESTMENTS
 (COST $180,208,023) (a)  - 100.0%....              210,712,386
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $210,746,818.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..............  $33,820,191
    Unrealized depreciation..............   (3,315,828)
                                           -----------
    Net unrealized appreciation..........  $30,504,363
                                           -----------
                                           -----------

(b) Represents non-income producing security.

 * Investment in affiliate.

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    25

          HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS  - APRIL 30, 2004 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS  - 98.6%
                                         SHARES      VALUE($)
                                        ---------   -----------
AEROSPACE & DEFENSE  - 1.4%
L-3 Communications Holdings, Inc......    27,700      1,710,198
                                                    -----------
BANKING  - 0.8%
New York Community Bancorp, Inc.......    38,700        970,209
                                                    -----------
BIOTECHNOLOGY  - 1.7%
Chiron Corp. (b)......................    14,030        650,992
Medimmune, Inc. (b)...................    24,080        583,699
Sepracor, Inc. (b)....................    19,000        908,390
                                                    -----------
                                                      2,143,081
                                                    -----------
CHEMICALS  - 1.9%
Ecolab, Inc...........................    28,470        848,406
Sigma-Aldrich Corp....................    26,200      1,483,968
                                                    -----------
                                                      2,332,374
                                                    -----------
COMMERCIAL SERVICES  - 3.6%
Cendant Corp..........................    60,460      1,431,693
H & R Block, Inc......................    36,300      1,637,493
Weight Watchers International, Inc.(b)    34,690      1,352,910
                                                    -----------
                                                      4,422,096
                                                    -----------
COMMUNICATIONS  - 0.7%
Harris Corp...........................    20,500        923,525
                                                    -----------
COMPUTER HARDWARE  - 3.7%
Lexmark International, Inc. (b).......    21,300      1,926,798
SanDisk Corp. (b).....................    55,600      1,284,916
Western Digital Corp. (b).............   172,470      1,393,558
                                                    -----------
                                                      4,605,272
                                                    -----------
COMPUTER SOFTWARE  - 11.5%
Adobe Systems, Inc....................    20,900        864,006
Affiliated Computer Services, Inc.(b).    38,100      1,847,850
BMC Software, Inc. (b)................    55,320        957,036
Citrix Systems, Inc. (b)..............    61,300      1,167,765
Electronic Arts, Inc. (b).............    24,320      1,231,078
Factset Research Systems, Inc.........    47,280      1,879,853
Fair, Issac & Co., Inc................    35,195      1,186,775
Intuit, Inc. (b)......................    29,600      1,257,112
Symantec Corp. (b)....................    15,620        703,681
Synopsys, Inc. (b)....................    34,700        927,531
VeriSign, Inc. (b)....................    85,960      1,386,535
Veritas Software Corp. (b)............    33,500        893,445
                                                    -----------
                                                     14,302,667
                                                    -----------
CONSUMER PRODUCTS  - 7.2%
Black & Decker Corp...................    32,750      1,894,588
Coach, Inc. (b).......................    54,900      2,338,740
Constellation Brands, Inc. (b)........    40,060      1,327,188
Furniture Brands International,
 Inc..................................    43,660      1,228,592
TJX Companies, Inc....................    85,839      2,109,064
                                                    -----------
                                                      8,898,172
                                                    -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 7.4%
Danaher Corp..........................    10,910      1,009,393
ITT Industries, Inc...................    17,490      1,386,782
Pentair, Inc..........................    23,400      1,394,406
SPX Corp. (b).........................    26,400      1,170,840
Textron, Inc..........................    29,050      1,602,979
The Scotts Company (b)................    16,280      1,073,666
Tyco International Ltd................    54,900      1,507,005
                                                    -----------
                                                      9,145,071
                                                    -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 7.0%
Altera Corp. (b)......................    58,480      1,170,185
Arrow Electronics, Inc. (b)...........    56,460      1,427,309
Cognos, Inc. (b)......................    19,930        628,393
Jabil Circuit, Inc. (b)...............    56,300      1,485,757
Lam Research Corp. (b)................    30,440        673,942
National Semiconductor Corp. (b)......    60,500      2,467,794
Novellus Systems, Inc. (b)............    27,780        804,509
                                                    -----------
                                                      8,657,889
                                                    -----------
FINANCIAL SERVICES  - 6.0%
Allmerica Financial Corp. (b).........    36,200      1,258,312
Capital One Financial Corp............    18,900      1,238,517
City National Corp....................    20,800      1,282,320
E*Trade Group, Inc. (b)...............   102,510      1,164,514
Legg Mason, Inc.......................     6,950        639,817
MGIC Investment Corp..................     8,600        633,132
National Financial Partners Corp......    41,400      1,293,750
                                                    -----------
                                                      7,510,362
                                                    -----------
HEALTH CARE  - 20.8%
Bausch & Lomb, Inc....................    22,500      1,413,675
Beckman Coulter, Inc..................    39,440      2,202,330
Becton Dickinson & Co.................    16,900        854,295
Cardinal Health, Inc..................    19,700      1,443,025
Caremark Rx, Inc. (b).................    76,470      2,588,509
DENTSPLY International, Inc...........    36,020      1,745,529
Edwards Lifesciences Corp. (b)........    26,400        909,744
Express Scripts, Inc. (b).............     7,900        610,986
Guidant Corp..........................    19,500      1,228,695
Health Management Associates, Inc.....    60,820      1,406,767
Hillenbrand Industry, Inc.............    15,800      1,066,500
IMS Health, Inc.......................    47,600      1,201,900
Laboratory Corp. of America
 Holdings (b).........................    23,800        945,812
Neurocrine Biosciences, Inc. (b)......    34,800      2,283,923
Oxford Health Plans, Inc..............    30,600      1,665,864
Varian Medical Systems, Inc. (b)......    14,620      1,254,981
Wellpoint Health Networks, Inc. (b)...    11,100      1,239,759
Zimmer Holdings, Inc. (b).............    23,400      1,868,490
                                                    -----------
                                                     25,930,784
                                                    -----------
MEDIA  - 1.3%
Liberty Media Corp. Class A (b).......   150,900      1,650,846
                                                    -----------
METALS & MINING  - 2.0%
Freeport-McMoran Copper & Gold, Inc.
 Class B..............................    21,900        667,950
Phelps Dodge Corp. (b)................    28,200      1,856,406
                                                    -----------
                                                      2,524,356
                                                    -----------
OIL & GAS  - 2.9%
EOG Resources, Inc....................    33,890      1,669,083
Newfield Exploration Co. (b)..........    18,900        995,652
Patterson-UTI Energy, Inc. (b)........    25,400        919,226
                                                    -----------
                                                      3,583,961
                                                    -----------
PHARMACEUTICALS  - 3.2%
Allergan, Inc.........................    15,840      1,394,712
Mylan Laboratories, Inc...............    81,760      1,873,121
Teva Pharmaceutical Industries Ltd.
 ADR..................................    11,710        720,868
                                                    -----------
                                                      3,988,701
                                                    -----------



26    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

    HSBC INVESTOR MID-CAP FUND
--------------------------------------------------------------------------------
    SCHEDULE OF PORTFOLIO INVESTMENTS  - APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                         SHARES      VALUE($)
                                        ---------   -----------
RESIDENTIAL BUILDING CONSTRUCTION  - 1.0%
Toll Brothers, Inc. (b)...............    31,200      1,234,584
                                                    -----------
RESTAURANTS  - 1.2%
YUM! Brands, Inc. (b).................    38,910      1,509,319
                                                    -----------
RETAIL  - 10.4%
Abercrombie & Fitch Co., Class A......    55,600      1,748,620
Barnes & Noble, Inc. (b)..............    36,400      1,087,268
Best Buy Co., Inc.....................    23,200      1,258,600
Brinker International, Inc. (b).......    38,600      1,484,556
Chico's FAS, Inc. (b).................    16,580        675,303
Dollar Tree Stores, Inc. (b)..........    50,470      1,360,167
Micheal Stores, Inc...................    40,060      2,004,202
PETsMART, Inc.........................    65,500      1,814,350
Staples, Inc..........................    58,200      1,499,232
                                                    -----------
                                                     12,932,298
                                                    -----------
TECHNOLOGY  - 0.5%
Qlogic Corp. (b)......................    23,100        623,469
                                                    -----------
TELECOMMUNICATIONS  - 2.4%
Adelphia Business Solutions,
 Inc. (b).............................    19,923            319
Advanced Fibre Communications,
 Inc. (b).............................    45,670        762,689
Corning, Inc. (b).....................    57,740        636,872
InterActiveCorp (b)...................    15,510        494,304
Scientific-Atlanta, Inc...............    32,500      1,052,675
                                                    -----------
                                                      2,946,859
                                                    -----------
TOTAL COMMON STOCKS...................              122,546,093
                                                    -----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.6%
HSBC Investor Money Market Fund Class
 I Shares *...........................  3,244,395     3,244,395
                                                    -----------
TOTAL INVESTMENT COMPANIES............                3,244,395
                                                    -----------
TOTAL INVESTMENTS
 (COST $107,233,577) (a)  - 101.2%....              125,790,488
                                                    -----------
                                                    -----------

--------------

Percentages indicated are based on net assets of $124,319,165.

(a) Cost differs from value by net unrealized appreciation of securities as follows:

    Unrealized appreciation..............  $21,944,543
    Unrealized depreciation..............   (3,387,632)
                                           -----------
    Net unrealized appreciation..........  $18,556,911
                                           -----------
                                           -----------

(b) Represents non-income producing security.

  * Investment in affiliate.


See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    27

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2004 (UNAUDITED)
.............................................................................

                                         LIMITED             FIXED                                NEW YORK
                                         MATURITY            INCOME                               TAX-FREE            EQUITY
                                           FUND               FUND            BOND FUND          BOND FUND             FUND
                                     ---------------    --------------     ---------------    ---------------    --------------
---------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value (Note 2)       $39,326,815        $104,722,902       $25,139,411        $69,505,617        $ 77,863,630
  Cash                                          --                  --                --                103             174,692
  Interest and dividends receivable             --                  --                --            795,513              86,079
  Receivable for capital shares
   issued                                      425              15,565            83,167             79,003             217,076
  Receivable for investments sold               --                  --                --                 --                  --
  Receivable from Investment
   Adviser                                   7,136                  --             5,602                 --                  --
  Prepaid expenses                             507               6,399             3,227              1,601               6,210
                                       -----------        ------------       -----------        -----------        ------------
  TOTAL ASSETS                          39,334,883         104,744,866        25,231,407         70,381,837          78,347,687
                                       -----------        ------------       -----------        -----------        ------------
LIABILITIES:
  Dividends payable                         53,986             177,097            35,280             79,177                  --
  Payable for investments purchased             --                  --                --                 --             127,231
  Payable for capital shares
   redeemed                                 10,726                  --             7,709             43,816                  60
  Accrued expenses and other
   liabilities:
    Investment management                       --                  --                --             14,599               3,377
    Administration                           1,832               5,338               951              5,485               4,977
    Distribution                             6,268                  --             7,951             13,627               2,553
    Shareholder servicing                    2,169                  --             5,172             10,589               7,812
    Other                                    7,301              29,339            12,839             25,221              35,203
                                       -----------        ------------       -----------        -----------        ------------
  TOTAL LIABILITIES                         82,282             211,774            69,902            192,514             181,213
                                       -----------        ------------       -----------        -----------        ------------
NET ASSETS                             $39,252,601        $104,533,092       $25,161,505        $70,189,323        $ 78,166,474
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
 ..............................................................................................................................
COMPOSITION OF NET ASSETS:
  Capital                              $39,037,229        $101,224,909       $25,736,227        $68,384,611        $120,549,897
  Accumulated (dividends in excess
   of) net investment income               (78,389)            (44,305)          (10,554)                 1              10,409
  Accumulated net realized losses
   from investment transactions            162,006          (2,044,633)         (671,532)           189,686         (43,872,464)
  Unrealized
   appreciation/depreciation from
   investments                             131,755           5,397,121           107,364          1,615,025           1,478,632
                                       -----------        ------------       -----------        -----------        ------------
NET ASSETS                             $39,252,601        $104,533,092       $25,161,505        $70,189,323        $ 78,166,474
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
 ..............................................................................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                           $ 2,847,751        $         --       $17,366,751        $29,317,853        $ 33,429,636
  Shares Outstanding                       286,741                  --         1,669,453          2,651,890           2,618,703
  Net Asset Value and Redemption
   Price per share                     $      9.93        $         --       $     10.40        $     11.06        $      12.77
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
  Maximum sales charge                       4.75%                  --             4.75%              4.75%               5.00%
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
  Maximum Offering Price per share
   (Net Asset Value/(100%-
   maximum sales charge))              $     10.43        $         --       $     10.92        $     11.61        $      13.44
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
 ..............................................................................................................................
CLASS B SHARES
  Net Assets                           $ 6,330,129        $         --       $ 7,388,576        $19,080,831        $  3,326,811
  Shares Outstanding                       636,206                  --           709,889          1,727,599             268,935
  Net Asset Value, Offering Price
   and Redemption Price per share*     $      9.95        $         --       $     10.41        $     11.04        $      12.37
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
 ..............................................................................................................................
CLASS C SHARES
  Net Assets                           $ 1,367,661        $         --       $   406,178        $ 2,538,544        $    633,150
  Shares Outstanding                       137,545                  --            39,063            228,947              50,914
  Net Asset Value, Offering Price
   and Redemption Price per share*     $      9.94        $         --       $     10.40        $     11.09        $      12.44
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
 ..............................................................................................................................
CLASS Y SHARES
  Net Assets                           $28,707,060        $         --       $        --        $19,252,095        $ 40,776,877
  Shares Outstanding                     2,886,460                  --                --          1,740,954           3,195,575
  Net Asset Value, Offering Price
   and Redemption Price per share      $      9.95        $         --       $        --        $     11.06        $      12.76
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
 ..............................................................................................................................
ADVISOR SHARES
  Net Assets                           $        --        $104,533,092       $        --        $        --        $         --
  Shares Outstanding                            --           9,811,991                --                 --                  --
  Net Asset Value, Offering Price
   and Redemption Price per share      $        --        $      10.65       $        --        $        --        $         --
                                       -----------        ------------       -----------        -----------        ------------
                                       -----------        ------------       -----------        -----------        ------------
Investments, at cost                                                                            $67,890,592        $ 76,384,998
                                                                                                -----------        ------------
                                                                                                -----------        ------------

--------------

* Redemption Price per share varies by length of time shares are held.

28    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2004 (UNAUDITED)
.............................................................................

                              GROWTH AND          MID-CAP         INTERNATIONAL
                             INCOME FUND            FUND           EQUITY FUND
                           --------------     --------------     --------------
ASSETS:
  Investments, at value
   (Note 2)                  $210,712,386       $125,790,488       $130,152,447
  Cash                                 --                 --                 --
  Interest and dividends
   receivable                     227,827             36,495                 --
  Receivable for capital
   shares issued                    8,419              6,929             16,274
  Receivable for
   investments sold             1,256,684          1,969,486                 --
  Receivable from
   Investment Adviser                  --                 --                 --
  Tax reclaims receivable              --                 --            458,369
  Prepaid expenses                 10,330              4,289              6,199
                             ------------       ------------       ------------
  TOTAL ASSETS                212,215,646        127,807,687        130,633,289
                             ------------       ------------       ------------
LIABILITIES:
  Payable for investments
   purchased                    1,289,773          3,356,880                 --
  Payable for capital
   shares redeemed                  3,930              4,664                 --
  Accrued expenses and
   other liabilities:
    Investment management          98,251             58,303                 --
    Administration                 20,501             10,815              6,342
    Distribution                    2,337              4,458                 --
    Shareholder servicing           1,376              1,862                 --
    Other                          52,660             51,540             36,844
                             ------------       ------------       ------------
  TOTAL LIABILITIES             1,468,828          3,488,522             43,186
                             ------------       ------------       ------------
NET ASSETS                   $210,746,818       $124,319,165       $130,590,103
                             ------------       ------------       ------------
                             ------------       ------------       ------------
 ..............................................................................
COMPOSITION OF NET
 ASSETS:
  Capital                    $230,100,403       $120,191,180       $134,084,426
  Accumulated (dividends
   in excess of) net
   investment income              377,350           (228,661)           789,868
  Accumulated net
   realized losses from
   investment, option and
   foreign currency
   transactions               (50,235,298)       (14,200,265)        (7,927,415)
  Unrealized
   appreciation/depreciation
   from investments,
   options and foreign
   currencies                  30,504,363         18,556,911          3,643,224
                             ------------       ------------       ------------
NET ASSETS                   $210,746,818       $124,319,165       $130,590,103
                             ------------       ------------       ------------
                             ------------       ------------       ------------
 ..............................................................................
CLASS A (INVESTOR) SHARES
  Net Assets                 $  2,928,511       $  1,906,817       $         --
  Shares Outstanding              337,274            231,280                 --
  Net Asset Value and
   Redemption Price per
   share                     $       8.68       $       8.24       $         --
                             ------------       ------------       ------------
                             ------------       ------------       ------------
  Maximum sales charge              5.00%              5.00%                 --
                             ------------       ------------       ------------
                             ------------       ------------       ------------
  Maximum Offering Price
   per share (Net Asset
   Value/(100% - maximum
   sales charge))            $       9.14       $       8.67       $         --
                             ------------       ------------       ------------
                             ------------       ------------       ------------
 ..............................................................................
CLASS B SHARES
  Net Assets                 $  3,680,698       $  6,890,901       $         --
  Shares Outstanding              428,501            860,323                 --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                    $       8.59       $       8.01       $         --
                             ------------       ------------       ------------
                             ------------       ------------       ------------
 ..............................................................................
CLASS C SHARES
  Net Assets                 $     19,168       $     56,032       $         --
  Shares Outstanding                2,210              6,951                 --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                    $       8.67       $       8.06       $         --
                             ------------       ------------       ------------
                             ------------       ------------       ------------
 ..............................................................................
CLASS Y SHARES
  Net Assets                 $204,118,441       $         --       $         --
  Shares Outstanding           23,473,681                 --                 --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $       8.70       $         --       $         --
                             ------------       ------------       ------------
                             ------------       ------------       ------------
 ..............................................................................
ADVISOR SHARES
  Net Assets                 $         --       $         --       $130,590,103
  Shares Outstanding                   --                 --          9,661,000
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $         --       $         --       $      13.52
                             ------------       ------------       ------------
                             ------------       ------------       ------------
 ..............................................................................
TRUST SHARES
  Net Assets                 $         --       $115,465,415       $         --
  Shares Outstanding                   --         13,890,825                 --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                     $         --       $       8.31       $         --
                             ------------       ------------       ------------
                             ------------       ------------       ------------
Investments, at cost         $180,208,023       $107,233,577
                             ------------       ------------
                             ------------       ------------



                              OVERSEAS         SMALL-CAP         OPPORTUNITY
                             EQUITY FUND      EQUITY FUND           FUND
------------------------------------------------------------------------------
ASSETS:
  Investments, at value
   (Note 2)                $17,279,294     $271,749,700       $26,001,406
  Cash                              --               --                --
  Interest and dividends
   receivable                       --               --                --
  Receivable for capital
   shares issued                78,047           16,521            55,085
  Receivable for
   investments sold                 --               --                --
  Receivable from
   Investment Adviser               --               --                --
  Tax reclaims receivable       26,907               --                --
  Prepaid expenses               4,781           10,097             4,561
                           -----------     ------------       -----------
  TOTAL ASSETS             $17,389,029     $271,776,318       $26,061,052
                           -----------     ------------       -----------
LIABILITIES:
  Payable for investments
   purchased                        --               --                --
  Payable for capital
  shares redeemed                   --               --                --
  Accrued expenses and
   other liabilities:
    Investment management           --               --                --
    Administration                 657           11,565             1,036
    Distribution                 1,435               --             2,323
    Shareholder servicing        3,618               --             5,581
    Other                       14,595           60,373            24,467
                           -----------     ------------       -----------
  TOTAL LIABILITIES             20,305           71,938            33,407
                           -----------     ------------       -----------
NET ASSETS                 $17,368,724     $271,704,380       $26,027,645
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
COMPOSITION OF NET
 ASSETS:
  Capital                  $16,005,971     $272,762,875       $25,914,700
  Accumulated (dividends
   in excess of) net
   investment income            71,758         (953,396)         (179,800)
  Accumulated net
   realized losses from
   investment, option and
   foreign currency
   transactions                962,608      (38,125,447)       (2,383,836)
  Unrealized
appreciation/depreciation
   from investments,
   options and foreign
   currencies                  328,387       38,020,348         2,676,581
                           -----------     ------------       -----------
NET ASSETS                 $17,368,724     $271,704,380       $26,027,645
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
CLASS A (INVESTOR) SHARES
  Net Assets               $15,533,581     $         --       $21,028,810
  Shares Outstanding         1,221,380               --         1,999,261
  Net Asset Value and
   Redemption Price per
   share                   $     12.72     $         --       $     10.52
                           -----------     ------------       -----------
                           -----------     ------------       -----------
  Maximum sales charge           5.00%               --             5.00%
                           -----------     ------------       -----------
                           -----------     ------------       -----------
  Maximum Offering Price
   per share (Net Asset
   Value/(100% - maximum
   sales charge))          $     13.39     $         --       $     11.07
                           -----------     ------------       -----------
                           -----------     ------------       -----------
...........................................................................
CLASS B SHARES
  Net Assets               $ 1,702,720      $        --       $ 4,627,935
  Shares Outstanding           138,625               --           464,408
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                  $     12.28     $         --       $      9.97
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
CLASS C SHARES
  Net Assets               $   132,423     $         --       $   370,900
  Shares Outstanding            10,592               --            36,909
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share*                  $     12.50     $         --       $     10.05
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 .........................................................................
CLASS Y SHARES
  Net Assets               $        --     $         --       $        --
  Shares Outstanding                --               --                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $        --     $         --       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 .........................................................................
ADVISOR SHARES
  Net Assets               $        --     $271,704,380       $        --
  Shares Outstanding                --       21,599,646                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $        --     $      12.58       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------
 ........................................................................
TRUST SHARES
  Net Assets               $        --     $         --       $        --
  Shares Outstanding                --               --                --
  Net Asset Value,
   Offering Price and
   Redemption Price per
   share                   $        --     $         --       $        --
                           -----------     ------------       -----------
                           -----------     ------------       -----------

--------------
* Redemption Price per share varies by length of time shares are held.

 See notes to financial statements.         HSBC INVESTOR FAMILY OF FUNDS    29

HSBC INVESTOR FAMILY OF FUNDS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)
................................................................................

                                                                                                  NEW YORK
                                         LIMITED          FIXED INCOME           BOND             TAX-FREE
                                      MATURITY FUND           FUND               FUND            BOND FUND         EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                              $      --          $       --         $      --          $1,306,235        $        --
  Dividends                                    --                  --                --               6,681            476,134
  Dividends from affiliates                    --                  --                --                  --              7,755
  Investment income from portfolio        821,192           2,600,347           570,172                  --                 --
  Expenses from portfolio                (119,060)           (276,352)          (60,840)                 --                 --
                                        ---------          ----------         ---------          ----------        -----------
  TOTAL INVESTMENT INCOME                 702,132           2,323,995           509,332           1,312,916            483,889
                                        ---------          ----------         ---------          ----------        -----------
...............................................................................................................................
EXPENSES:
  Investment management                        --                  --                --              85,474            185,716
  Administration                            7,843              19,980             4,389              25,615             27,828
  Distribution:
    Class B Shares                         23,951                  --            28,032              71,084             11,625
    Class C Shares                          7,619                  --             1,737              11,578              2,338
  Shareholder servicing:
    Class A (Investor) Shares               3,653                  --            19,371              32,695             36,306
    Class B Shares                          7,984                  --             9,344              23,695              3,875
    Class C Shares                          2,540                  --               579               3,859                779
  Accounting                               17,923               4,012            13,442              35,651             41,966
  Custodian                                    --                  --                --               9,995             33,955
  Transfer agent                           37,953              12,241            28,518              34,040             40,710
  Trustee                                     142                 154                74                 423              1,779
  Other                                    10,557              23,312             9,533              14,754             31,342
                                        ---------          ----------         ---------          ----------        -----------
    Total expenses before fee
      reductions                          120,165              59,699           115,019             348,863            418,219
    Fees reduced by Investment
      Adviser                             (15,815)                 --           (17,239)                 --                 --
                                        ---------          ----------         ---------          ----------        -----------
    NET EXPENSES                          104,350              59,699            97,780             348,863            418,219
                                        ---------          ----------         ---------          ----------        -----------
...............................................................................................................................
NET INVESTMENT INCOME                     597,782           2,264,296           411,552             964,053             65,670
                                        ---------          ----------         ---------          ----------        -----------
...............................................................................................................................
NET REALIZED/UNREALIZED GAINS
 (LOSSES) FROM INVESTMENTS:
Net realized gains (losses) from
 investment transactions                  161,958             726,487           (18,587)            189,684          9,086,173
Change in unrealized
 appreciation/depreciation from
 investments                             (355,838)         (1,456,223)         (209,154)           (944,832)        (5,408,949)
                                        ---------          ----------         ---------          ----------        -----------
...............................................................................................................................
Net realized/unrealized gains from
 investment transactions                 (193,880)           (729,736)         (227,741)           (755,148)         3,677,224
                                        ---------          ----------         ---------          ----------        -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                             $ 403,902          $1,534,560         $ 183,811          $  208,905        $ 3,742,894
                                        ---------          ----------         ---------          ----------        -----------
                                        ---------          ----------         ---------          ----------        -----------

30    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

 STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)
.................................................................................

                                             GROWTH AND
                                               INCOME            MID-CAP         INTERNATIONAL         OVERSEAS
                                                FUND               FUND           EQUITY FUND        EQUITY FUND
------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                   $       --        $        --        $        --         $       --
  Dividends                                   1,646,934            400,264                 --                 --
  Dividends from affiliates                       1,044                530                 --                 --
  Investment income from portfolio                   --                 --          1,601,329            196,312
  Tax reclaims                                       --                 --              8,268              4,101
  Foreign tax withholding from portfolio             --                 --           (228,108)           (28,729)
  Expenses from portfolio                            --                 --           (666,768)           (73,167)
                                             ----------        -----------        -----------         ----------
  TOTAL INVESTMENT INCOME                     1,647,978            400,794            714,721             98,517
                                             ----------        -----------        -----------         ----------
.................................................................................................................
EXPENSES:
  Investment management                         590,155            396,562                 --                 --
  Administration                                 80,390             54,019             24,288              2,721
  Distribution:
   Class B Shares                                10,767             24,445                 --              5,166
   Class C Shares                                    38                210                 --                491
  Shareholder servicing:
   Class A (Investor) Shares                      3,071              2,140                 --             16,277
   Class B Shares                                 3,589              8,148                 --              1,722
   Class C Shares                                    13                 70                 --                164
  Accounting                                     31,490             32,376              3,966             13,443
  Custodian                                      27,122             24,715                 --                 --
  Transfer agent                                 33,302             47,993             13,404             28,663
  Trustee                                         1,355              1,003                306                 43
  Other                                          45,447             37,774             32,331              9,642
                                             ----------        -----------        -----------         ----------
   Total expenses before fee reductions         826,739            629,455             74,295             78,332
   Fees reduced by Investment Adviser                --                 --                 --            (11,208)
                                             ----------        -----------        -----------         ----------
  NET EXPENSES                                  826,739            629,455             74,295             67,124
                                             ----------        -----------        -----------         ----------
.................................................................................................................
NET INVESTMENT INCOME (LOSS)                    821,239           (228,661)           640,426             31,393
                                             ----------        -----------        -----------         ----------
.................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, option and foreign currency
 transactions                                 7,358,453         17,438,301         18,149,517          1,839,222
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                     188,294        (10,441,509)        (7,869,003)          (874,233)
                                             ----------        -----------        -----------         ----------
.................................................................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                        7,546,747          6,996,792         10,280,514            964,989
                                             ----------        -----------        -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                  $8,367,986        $ 6,768,131        $10,920,940         $  996,382
                                             ----------        -----------        -----------         ----------
                                             ----------        -----------        -----------         ----------




                                            SMALL CAP          OPPORTUNITY
                                           EQUITY FUND             FUND
                                          ---------------    ---------------
  Interest                                  $        --         $       --
  Dividends                                          --                 --
  Dividends from affiliates                          --                 --
  Investment income from portfolio              479,911             38,793
  Tax reclaims                                       --                 --
  Foreign tax withholding from portfolio             --                 --
  Expenses from portfolio                    (1,308,708)          (106,541)
                                            -----------         ----------
  TOTAL INVESTMENT INCOME                      (828,797)           (67,748)
                                            -----------         ----------
............................................................................
EXPENSES:
  Investment management                              --                 --
  Administration                                 56,037              4,551
  Distribution:
   Class B Shares                                    --             16,529
   Class C Shares                                    --              1,484
  Shareholder servicing:
   Class A (Investor) Shares                         --             24,378
   Class B Shares                                    --              5,510
   Class C Shares                                    --                495
  Accounting                                      4,480             13,442
  Custodian                                          --                 --
  Transfer agent                                 13,189             41,290
  Trustee                                           968                 71
  Other                                          49,925             17,692
                                            -----------         ----------
   Total expenses before fee reductions         124,599            125,442
   Fees reduced by Investment Adviser                --            (13,390)
                                            -----------         ----------
  NET EXPENSES                                  124,599            112,052
                                            -----------         ----------
 .........................................................................
NET INVESTMENT INCOME (LOSS)                   (953,396)          (179,800)
                                            -----------         ----------
 .........................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, OPTIONS AND FOREIGN
 CURRENCIES:
Net realized gains (losses) from
 investment, option and foreign currency
 transactions                                21,988,782          1,421,301
Change in unrealized
 appreciation/depreciation from
 investments, options and foreign
 currencies                                 (14,722,454)        (1,029,669)
                                            -----------         ----------
 .........................................................................
Net realized/unrealized gains from
 investment, options and foreign
 currency transactions                        7,266,328            391,632
                                            -----------         ----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                 $ 6,312,932         $  211,832
                                            -----------         ----------
                                            -----------         ----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    31

HSBC INVESTOR FAMILY OF FUNDS

          STATEMENTS OF CHANGES IN NET ASSETS
................................................................................

                                             LIMITED MATURITY FUND                             FIXED INCOME FUND
------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE SIX                                     FOR THE SIX
                                         MONTHS ENDED             FOR THE                MONTHS ENDED             FOR THE
                                        APRIL 30, 2004           YEAR ENDED             APRIL 30, 2004           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2003           (UNAUDITED)          OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                  $   597,782            $  3,333,115             $  2,264,296          $  10,945,642
  Net realized gains (losses) from
    investment transactions                  161,958               4,918,617                  726,487             11,905,117
  Change in unrealized
    appreciation/depreciation from
    investments                             (355,838)             (2,609,744)              (1,456,223)            (2,456,592)
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                             403,902               5,641,988                1,534,560             20,394,167
                                         -----------            ------------             ------------          -------------
 ...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                  (46,501)               (100,206)                      --                     --
  Class B Shares                             (77,153)               (152,669)                      --                     --
  Class C Shares                             (24,967)                (63,642)                      --                     --
  Class Y Shares                            (521,367)             (3,280,529)                      --                     --
  Advisor Shares                                  --                      --               (2,312,476)           (11,850,331)
NET REALIZED GAINS:
  Class A (Investor) Shares                 (135,028)                     --                       --                     --
  Class B Shares                            (283,455)                     --                       --                     --
  Class C Shares                            (105,514)                     --                       --                     --
  Class Y Shares                          (1,415,704)                     --                       --                     --
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS FROM
 SHAREHOLDER DIVIDENDS                    (2,609,689)             (3,597,046)              (2,312,476)           (11,850,331)
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (2,205,154)            (60,812,597)              (5,657,423)          (182,416,067)
                                         -----------            ------------             ------------          -------------
CHANGE IN NET ASSETS                      (4,410,941)            (58,767,655)              (6,435,339)          (173,872,231)
 ............................................................................................................................
NET ASSETS:
  Beginning of period                     43,663,542             102,431,197              110,968,431            284,840,662
                                         -----------            ------------             ------------          -------------
  End of period                          $39,252,601            $ 43,663,542             $104,533,092          $ 110,968,431
                                         -----------            ------------             ------------          -------------
                                         -----------            ------------             ------------          -------------
  Accumulated (dividends in excess
    of) net investment income            $   (78,389)           $     (6,183)            $    (44,305)         $       3,875
                                         -----------            ------------             ------------          -------------
                                         -----------            ------------             ------------          -------------

32    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                      LIMITED MATURITY FUND                         FIXED INCOME FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                             MONTHS ENDED            FOR THE              MONTHS ENDED           FOR THE
                                            APRIL 30, 2004          YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $   293,262         $  32,333,443           $         --        $          --
  Dividends reinvested                              170,101                86,864                     --                   --
  Cost of shares redeemed                          (769,626)          (30,657,661)                    --                   --
                                                -----------         -------------           ------------        -------------
Class A (Investor) Shares capital
 transactions                                      (306,263)            1,762,646                     --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                       566,047             3,107,219                     --                   --
  Dividends reinvested                              328,410               130,108                     --                   --
  Cost of shares redeemed                          (675,683)             (964,324)                    --                   --
                                                -----------         -------------           ------------        -------------
Class B Shares capital transactions                 218,774             2,273,003                     --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                        74,493             1,471,188                     --                   --
  Dividends reinvested                              128,665                57,276                     --                   --
  Cost of shares redeemed                        (1,273,930)             (733,409)                    --                   --
                                                -----------         -------------           ------------        -------------
Class C Shares capital transactions              (1,070,772)              795,055                     --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     4,775,625            35,228,965                     --                   --
  Dividends reinvested                            1,466,727             2,958,619                     --                   --
  Cost of shares redeemed                        (7,289,245)         (103,830,885)                    --                   --
                                                -----------         -------------           ------------        -------------
Class Y Shares capital transactions              (1,046,893)          (65,643,301)                    --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                            --                    --             13,798,029          174,706,822
  Dividends reinvested                                   --                    --              1,361,081            3,243,190
  Cost of shares redeemed                                --                    --            (20,816,533)        (360,366,079)
                                                -----------         -------------           ------------        -------------
Advisor Shares capital transactions                      --                    --             (5,657,423)        (182,416,067)
                                                -----------         -------------           ------------        -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(2,205,154)        $ (60,812,597)          $ (5,657,423)       $(182,416,067)
                                                -----------         -------------           ------------        -------------
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                             29,013             3,077,715                     --                   --
  Reinvested                                         16,815                 8,421                     --                   --
  Redeemed                                          (75,153)           (2,924,192)                    --                   --
                                                -----------         -------------           ------------        -------------
Change in Class A (Investor) Shares                 (29,325)              161,944                     --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                             55,414               293,513                     --                   --
  Reinvested                                         32,441                12,334                     --                   --
  Redeemed                                          (66,044)              (91,409)                    --                   --
                                                -----------         -------------           ------------        -------------
Change in Class B Shares                             21,811               214,438                     --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                              7,392               138,667                     --                   --
  Reinvested                                         12,717                 5,442                     --                   --
  Redeemed                                         (125,103)              (70,036)                    --                   --
                                                -----------         -------------           ------------        -------------
Change in Class C Shares                           (104,994)               74,073                     --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
CLASS Y SHARES:
  Issued                                            466,486             3,349,080                     --                   --
  Reinvested                                        144,834               279,954                     --                   --
  Redeemed                                         (717,024)           (9,718,276)                    --                   --
                                                -----------         -------------           ------------        -------------
Change in Class Y Shares                           (105,704)           (6,089,242)                    --                   --
                                                -----------         -------------           ------------        -------------
 .............................................................................................................................
ADVISOR SHARES:
  Issued                                                 --                    --              1,271,922           16,137,521
  Reinvested                                             --                    --                125,445              299,797
  Redeemed                                               --                    --             (1,925,221)         (32,896,242)
                                                -----------         -------------           ------------        -------------
Change in Advisor Shares                                 --                    --               (527,854)         (16,458,924)
                                                -----------         -------------           ------------        -------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    33

HSBC INVESTOR FAMILY OF FUNDS

.................................................................................

                                                            BOND FUND                          NEW YORK TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                             MONTHS ENDED            FOR THE             MONTHS ENDED            FOR THE
                                            APRIL 30, 2004         YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $   411,552          $   747,914            $   964,053          $ 1,858,380
  Net realized gains (losses) from
    investment transactions                         (18,587)             323,271                189,684              718,711
  Change in unrealized
    appreciation/depreciation from
    investments                                    (209,154)            (145,359)              (944,832)            (200,970)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                         183,811              925,826                208,905            2,376,121
                                                -----------          -----------            -----------          -----------
 ...........................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                        (298,155)            (551,717)              (389,814)            (645,402)
  Class B Shares                                   (116,468)            (237,511)              (213,557)            (415,040)
  Class C Shares                                     (7,309)             (27,506)               (34,804)             (82,589)
  Class Y Shares                                         --                   --               (327,392)            (714,717)
NET REALIZED GAINS:
  Class A (Investor) Shares                              --                   --               (120,953)                  --
  Class B Shares                                         --                   --                (92,061)                  --
  Class C Shares                                         --                   --                (15,865)                  --
  Class Y (Adviser) Shares                               --                   --                (96,127)                  --
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                         (421,932)            (816,734)            (1,290,573)          (1,857,748)
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     3,220,763            2,909,577              7,051,340           12,299,920
                                                -----------          -----------            -----------          -----------
CHANGE IN NET ASSETS                              2,982,642            3,018,669              5,969,672           12,818,293
 ...........................................................................................................................
NET ASSETS:
  Beginning of period                            22,178,863           19,160,194             64,219,651           51,401,358
                                                -----------          -----------            -----------          -----------
  End of period                                 $25,161,505          $22,178,863            $70,189,323          $64,219,651
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------
  Accumulated (dividends in excess of) net
    investment income                           $   (10,554)         $      (174)           $         1          $     1,515
                                                -----------          -----------            -----------          -----------
                                                -----------          -----------            -----------          -----------

34    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

...............................................................................

                                                                                                        NEW YORK
                                                            BOND FUND                              TAX-FREE BOND FUND
---------------------------------------------------------------------------------------------------------------------------------
                                                FOR THE SIX                                 FOR THE SIX
                                                MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                               APRIL 30, 2004         YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 5,974,649          $ 8,398,463            $12,463,430          $ 11,543,580
  Dividends reinvested                              273,051              501,654                463,785               590,442
  Cost of shares redeemed                        (2,842,654)          (6,884,172)            (5,433,076)           (6,313,380)
                                                -----------          -----------            -----------          ------------
Class A (Investor) Shares capital
 transactions                                     3,405,046            2,015,945              7,494,139             5,820,642
                                                -----------          -----------            -----------          ------------
 .............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                       653,363            2,250,164              1,714,776             6,989,555
  Dividends reinvested                               98,844              196,735                237,245               319,238
  Cost of shares redeemed                          (738,603)          (1,164,858)              (938,646)           (1,755,775)
                                                -----------          -----------            -----------          ------------
Class B Shares capital transactions                  13,604            1,282,041              1,013,375             5,553,018
                                                -----------          -----------            -----------          ------------
 .............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                         3,224               18,000                 39,601             1,160,527
  Dividends reinvested                                6,892               20,473                 37,500                63,214
  Cost of shares redeemed                          (208,003)            (426,882)              (760,819)             (610,458)
                                                -----------          -----------            -----------          ------------
Class C Shares capital transactions                (197,887)            (388,409)              (683,718)              613,283
                                                -----------          -----------            -----------          ------------
 .............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                            --                   --              2,191,688             8,199,696
  Dividends reinvested                                   --                   --                122,052               197,795
  Cost of shares redeemed                                --                   --             (3,086,196)           (8,084,514)
                                                -----------          -----------            -----------          ------------
Class Y Shares capital transactions                      --                   --               (772,456)              312,977
                                                -----------          -----------            -----------          ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $ 3,220,763          $ 2,909,577            $ 7,051,340          $ 12,299,920
                                                -----------          -----------            -----------          ------------
                                                -----------          -----------            -----------          ------------
 .............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            562,880              794,521              1,101,288             1,028,866
  Reinvested                                         25,763               47,355                 40,979                52,637
  Redeemed                                         (268,532)            (653,528)              (481,614)             (564,319)
                                                -----------          -----------            -----------          ------------
Change in Class A (Investor) Shares                 320,111              188,348                660,653               517,184
                                                -----------          -----------            -----------          ------------
 .............................................................................................................................
CLASS B SHARES:
  Issued                                             61,447              211,083                151,775               620,289
  Reinvested                                          9,352               18,625                 20,977                28,472
  Redeemed                                          (69,502)            (110,752)               (83,329)             (157,037)
                                                -----------          -----------            -----------          ------------
Change in Class B Shares                              1,297              118,956                 89,423               491,724
                                                -----------          -----------            -----------          ------------
 .............................................................................................................................
CLASS C SHARES:
  Issued                                                307                1,669                  3,463               103,233
  Reinvested                                            651                1,940                  3,303                 5,614
  Redeemed                                          (19,712)             (40,512)               (66,943)              (54,259)
                                                -----------          -----------            -----------          ------------
Change in Class C Shares                            (18,754)             (36,903)               (60,177)               54,588
                                                -----------          -----------            -----------          ------------
 .............................................................................................................................
CLASS Y SHARES:
  Issued                                                 --                   --                194,449               734,436
  Reinvested                                             --                   --                 10,782                17,662
  Redeemed                                               --                   --               (273,900)             (724,104)
                                                -----------          -----------            -----------          ------------
Change in Class Y Shares                                 --                   --                (68,669)               27,994
                                                -----------          -----------            -----------          ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    35

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                           EQUITY FUND
-------------------------------------------------------------------------------------
                                                FOR THE SIX
                                                MONTHS ENDED           FOR THE
                                               APRIL 30, 2004         YEAR ENDED
                                                (UNAUDITED)        OCTOBER 31, 2003
-------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $    65,670         $     973,345
  Net realized losses from investment
    transactions                                  9,086,173           (13,278,173)
  Change in unrealized
    appreciation/depreciation from
    investments                                  (5,408,949)           39,013,499
                                                -----------         -------------
 ................................................................................
CHANGE IN NET ASSETS FROM OPERATIONS              3,742,894            26,708,671
                                                -----------         -------------
 ................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                         (11,370)              (65,354)
  Class B Shares                                         --                    --
  Class C Shares                                         --                    --
  Class Y Shares                                    (61,750)           (1,118,576)
                                                -----------         -------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                          (73,120)           (1,183,930)
                                                -----------         -------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     8,430,330          (152,352,431)
                                                -----------         -------------
CHANGE IN NET ASSETS                             12,100,104          (126,827,690)
 ................................................................................
NET ASSETS:
  Beginning of period                            66,066,370           192,894,060
                                                -----------         -------------
  End of period                                 $78,166,474         $  66,066,370
                                                -----------         -------------
                                                -----------         -------------
  Accumulated (dividends in excess of) net
    investment income                           $    10,409         $      17,859
                                                -----------         -------------
                                                -----------         -------------

36    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                                            EQUITY FUND
------------------------------------------------------------------------------------------------------
                                                               FOR THE SIX
                                                              MONTHS ENDED            FOR THE
                                                             APRIL 30, 2004          YEAR ENDED
                                                               (UNAUDITED)        OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                                    $13,204,337         $   8,180,284
  Dividends reinvested                                                11,175                63,443
  Cost of shares redeemed                                         (4,151,238)           (5,015,569)
                                                                 -----------         -------------
Class A (Investor) Shares capital transactions                     9,064,274             3,228,158
                                                                 -----------         -------------
 ..................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                                        651,651               853,169
  Dividends reinvested                                                    --                    --
  Cost of shares redeemed                                           (143,172)             (208,591)
                                                                 -----------         -------------
Class B Shares capital transactions                                  508,479               644,578
                                                                 -----------         -------------
 ..................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                                        134,631                24,206
  Dividends reinvested                                                    --                    --
  Cost of shares redeemed                                            (34,586)             (165,268)
                                                                 -----------         -------------
Class C Shares capital transactions                                  100,045              (141,062)
                                                                 -----------         -------------
 ..................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                                      6,732,530            45,465,549
  Dividends reinvested                                                45,236             1,042,585
  Cost of shares redeemed                                         (8,020,234)         (202,592,239)
                                                                 -----------         -------------
Class Y Shares capital transactions                               (1,242,468)         (156,084,105)
                                                                 -----------         -------------
CHANGE IN NET ASSETS FROM CAPITAL TRANSACTIONS                   $ 8,430,330         $(152,352,431)
                                                                 -----------         -------------
                                                                 -----------         -------------
 ..................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                           1,024,301               729,759
  Reinvested                                                             873                 6,026
  Redeemed                                                          (319,814)             (463,074)
                                                                 -----------         -------------
Change in Class A (Investor) Shares                                  705,360               272,711
                                                                 -----------         -------------
 ..................................................................................................
CLASS B SHARES:
  Issued                                                              52,101                78,761
  Reinvested                                                              --                    --
  Redeemed                                                           (11,273)              (20,721)
                                                                 -----------         -------------
Change in Class B Shares                                              40,828                58,040
                                                                 -----------         -------------
 ..................................................................................................
CLASS C SHARES:
  Issued                                                              11,212                 2,154
  Reinvested                                                              --                    --
  Redeemed                                                            (2,814)              (15,839)
                                                                 -----------         -------------
Change in Class C Shares                                               8,398               (13,685)
                                                                 -----------         -------------
 ..................................................................................................
CLASS Y SHARES:
  Issued                                                             525,582             4,290,203
  Reinvested                                                           3,554                99,898
  Redeemed                                                          (622,026)          (17,991,472)
                                                                 -----------         -------------
Change in Class Y Shares                                             (92,890)          (13,601,371)
                                                                 -----------         -------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    37

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2004         YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $    821,239         $  1,762,934           $   (228,661)        $   (277,390)
  Net realized gains (losses) from
    investment and options transactions            7,358,453           (9,441,001)            17,438,301                9,437
  Change in unrealized
    appreciation/depreciation from
    investments and options                          188,294           38,518,987            (10,441,509)          33,785,071
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM OPERATIONS               8,367,986           30,840,920              6,768,131           33,517,118
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                           (8,112)             (10,010)                    --                   --
  Class B Shares                                        (876)              (2,046)                    --                   --
  Class C Shares                                         (24)                  --                     --                   --
  Class Y Shares                                    (977,337)          (2,030,344)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                          (986,349)          (2,042,400)                    --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                     (4,155,620)           7,450,742            (50,671,823)          31,225,520
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                               3,226,017           36,249,262            (43,903,692)          64,742,638
 ............................................................................................................................
NET ASSETS:
  Beginning of period                            207,520,801          171,271,539            168,222,857          103,480,219
                                                ------------         ------------           ------------         ------------
  End of period                                 $210,746,818         $207,520,801           $124,319,165         $168,222,857
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated (dividends in excess of) net
    investment income                           $    377,350         $    542,460           $   (228,661)        $         --
                                                ------------         ------------           ------------         ------------

38    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                     GROWTH AND INCOME FUND                           MID-CAP FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                             MONTHS ENDED            FOR THE              MONTHS ENDED           FOR THE
                                            APRIL 30, 2004          YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
-----------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $ 1,248,292          $    900,030           $    538,069         $    638,547
  Dividends reinvested                                8,022                 9,705                     --                   --
  Cost of shares redeemed                          (203,140)             (576,695)              (219,440)            (388,850)
                                                -----------          ------------           ------------         ------------
Class A (Investor) Shares capital
 transactions                                     1,053,174               333,040                318,629              249,697
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                     1,528,284               945,891                877,233              873,543
  Dividends reinvested                                  869                 2,022                     --                   --
  Cost of shares redeemed                          (126,544)             (139,831)              (183,730)            (429,567)
                                                -----------          ------------           ------------         ------------
Class B Shares capital transactions               1,402,609               808,082                693,503              443,976
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                        24,894                    --                    660               25,000
  Cost of shares redeemed                            (5,304)                   --                   (687)                  --
                                                -----------          ------------           ------------         ------------
Class C Shares capital transactions                  19,590                    --                    (27)              25,000
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Proceeds from shares issued                     6,994,312            33,049,306                     --                   --
  Dividends reinvested                              219,530               421,341                     --                   --
  Cost of shares redeemed                       (13,844,835)          (27,161,027)                    --                   --
                                                -----------          ------------           ------------         ------------
Class Y Shares capital transactions              (6,630,993)            6,309,620                     --                   --
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
TRUST SHARES:
  Proceeds from shares issued                            --                    --              5,591,844           46,107,032
  Cost of shares redeemed                                --                    --            (57,275,772)         (15,600,185)
                                                -----------          ------------           ------------         ------------
Trust Shares capital transactions                        --                    --            (51,683,928)          30,506,847
                                                -----------          ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(4,155,620)         $  7,450,742           $(50,671,823)        $ 31,225,520
                                                -----------          ------------           ------------         ------------
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                            141,378               114,468                 64,477               90,070
  Reinvested                                            924                 1,290                     --                   --
  Redeemed                                          (22,958)              (78,927)               (26,798)             (56,634)
                                                -----------          ------------           ------------         ------------
Change in Class A (Investor) Shares                 119,344                36,831                 37,679               33,436
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
CLASS B SHARES:
  Issued                                            173,638               125,862                108,014              131,936
  Reinvested                                            101                   265                     --                   --
  Redeemed                                          (14,534)              (18,379)               (22,839)             (65,762)
                                                -----------          ------------           ------------         ------------
Change in Class B Shares                            159,205               107,748                 85,175               66,174
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
CLASS C SHARES:
  Issued                                              2,804                    --                     79                3,671
  Redeemed                                             (595)                   --                    (85)                  --
                                                -----------          ------------           ------------         ------------
Change in Class C Shares                              2,209                    --                     (6)               3,671
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
CLASS Y SHARES:
  Issued                                            790,927             4,459,324                     --                   --
  Reinvested                                         25,291                56,068                     --                   --
  Redeemed                                       (1,575,917)           (3,647,279)                    --                   --
                                                -----------          ------------           ------------         ------------
Change in Class Y Shares                           (759,699)              868,113                     --                   --
                                                -----------          ------------           ------------         ------------
 ............................................................................................................................
TRUST SHARES:
  Issued                                                 --                    --                669,430            6,913,528
  Redeemed                                               --                    --             (6,842,661)          (2,336,030)
                                                -----------          ------------           ------------         ------------
Change in Trust Shares                                   --                    --             (6,173,231)           4,577,498
                                                -----------          ------------           ------------         ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    39

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                    INTERNATIONAL EQUITY FUND                     OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2004         YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                  $    640,426         $  2,282,789           $     31,393         $      1,123
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  18,149,517             (889,405)             1,839,222              194,623
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies.....       (7,869,003)          43,679,183               (874,233)           2,572,761
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       10,920,940           45,072,567                996,382            2,768,507
                                                ------------         ------------           ------------         ------------
 ............................................................................................................................
DIVIDENDS:
NET INVESTMENT INCOME:
  Class A (Investor) Shares                               --                   --                (37,334)             (71,236)
  Class B Shares                                          --                   --                     --               (3,341)
  Class C Shares                                          --                   --                     --                  (54)
  Advisor Shares                                  (3,582,645)          (3,705,000)                    --                   --
NET REALIZED GAINS FROM INVESTMENT AND
 FOREIGN CURRENCY TRANSACTIONS:
  Class A (Investor) Shares                               --                   --                     --                   --
  Class B Shares                                          --                   --                     --                   --
  Class C Shares                                          --                   --                     --                   --
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM SHAREHOLDER
 DIVIDENDS                                        (3,582,645)          (3,705,000)               (37,334)             (74,631)
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                       (405,871)        (112,413,621)             5,115,943              713,058
                                                ------------         ------------           ------------         ------------
CHANGE IN NET ASSETS                               6,932,424          (71,046,054)             6,074,991            3,406,934
 ............................................................................................................................
NET ASSETS:
  Beginning of period                            123,657,679          194,703,733             11,293,733            7,886,799
                                                ------------         ------------           ------------         ------------
  End of period                                 $130,590,103         $123,657,679           $ 17,368,724         $ 11,293,733
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------
  Accumulated (dividends in excess of) net
    investment income                           $    789,868         $  3,732,087           $     71,758         $     77,699
                                                ------------         ------------           ------------         ------------
                                                ------------         ------------           ------------         ------------

40    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                              INTERNATIONAL EQUITY FUND                         OVERSEAS EQUITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE SIX                                     FOR THE SIX
                                         MONTHS ENDED             FOR THE                MONTHS ENDED             FOR THE
                                        APRIL 30, 2004           YEAR ENDED             APRIL 30, 2004           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2003           (UNAUDITED)          OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued            $        --          $            --            $ 6,187,065            $ 74,256,371
  Dividends reinvested                            --                       --                 36,661                  69,478
  Cost of shares redeemed                         --                       --             (1,646,788)            (73,955,056)
                                         -----------          ---------------            -----------            ------------
Class A (Investor) Shares capital
 transactions                                     --                       --              4,576,938                 370,793
                                         -----------          ---------------            -----------            ------------
 ...........................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                     --                       --                584,414                 400,571
  Dividends reinvested                            --                       --                     --                   3,234
  Cost of shares redeemed                         --                       --                (46,294)                (67,981)
                                         -----------          ---------------            -----------            ------------
Class B Shares capital
 transactions                                     --                       --                538,120                 335,824
                                         -----------          ---------------            -----------            ------------
 ...........................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                     --                       --                  2,895                  10,780
  Dividends reinvested                            --                       --                     --                      54
  Cost of shares redeemed                         --                       --                 (2,010)                 (4,393)
                                         -----------          ---------------            -----------            ------------
Class C Shares capital
 transactions                                     --                       --                    885                   6,441
                                         -----------          ---------------            -----------            ------------
 ...........................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued             13,604,863            1,033,987,233                     --                      --
  Dividends reinvested                     1,888,285                2,711,050                     --                      --
  Cost of shares redeemed                (15,899,019)          (1,149,111,904)                    --                      --
                                         -----------          ---------------            -----------            ------------
Advisor Shares capital
 transactions                               (405,871)            (112,413,621)                    --                      --
                                         -----------          ---------------            -----------            ------------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                            $  (405,871)         $  (112,413,621)           $ 5,115,943            $    713,058
                                         -----------          ---------------            -----------            ------------
                                         -----------          ---------------            -----------            ------------
 ...........................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                          --                       --                487,396               7,113,411
  Reinvested                                      --                       --                  2,998                   7,075
  Redeemed                                        --                       --               (129,696)             (6,989,865)
                                         -----------          ---------------            -----------            ------------
Change in Class A (Investor)
 Shares                                           --                       --                360,698                 130,621
                                         -----------          ---------------            -----------            ------------
 ...........................................................................................................................
CLASS B SHARES:
  Issued                                          --                       --                 47,560                  40,360
  Reinvested                                      --                       --                     --                     339
  Redeemed                                        --                       --                 (3,812)                 (7,369)
                                         -----------          ---------------            -----------            ------------
Change in Class B Shares                          --                       --                 43,748                  33,330
                                         -----------          ---------------            -----------            ------------
 ...........................................................................................................................
CLASS C SHARES:
  Issued                                          --                       --                    236                   1,049
  Reinvested                                      --                       --                     --                       6
  Redeemed                                        --                       --                   (155)                   (439)
                                         -----------          ---------------            -----------            ------------
Change in Class C Shares                          --                       --                     81                     616
                                         -----------          ---------------            -----------            ------------
 ...........................................................................................................................
ADVISOR SHARES:
  Issued                                   1,008,533               92,631,040                     --                      --
  Reinvested                                 145,589                  255,518                     --                      --
  Redeemed                                (1,186,739)            (101,337,125)                    --                      --
                                         -----------          ---------------            -----------            ------------
Change in Advisor Shares                     (32,617)              (8,450,567)                    --                      --
                                         -----------          ---------------            -----------            ------------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    41

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                SMALL CAP EQUITY FUND                             OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                         FOR THE SIX                                     FOR THE SIX
                                         MONTHS ENDED             FOR THE                MONTHS ENDED             FOR THE
                                        APRIL 30, 2004           YEAR ENDED             APRIL 30, 2004           YEAR ENDED
                                         (UNAUDITED)          OCTOBER 31, 2003           (UNAUDITED)          OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment loss                    $   (953,396)          $ (1,565,842)            $  (179,800)           $  (234,805)
  Net realized gains (losses) from
    investment transactions                21,988,782              4,018,810               1,421,301                275,213
  Change in unrealized
    appreciation/depreciation from
    investments                           (14,722,454)            65,152,323              (1,029,669)             4,550,177
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS RESULTING
 FROM OPERATIONS                            6,312,932             67,605,291                 211,832              4,590,585
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                             (60,680,363)            67,780,861               4,774,641              2,364,162
                                         ------------           ------------             -----------            -----------
CHANGE IN NET ASSETS                      (54,367,431)           135,386,152               4,986,473              6,954,747
                                         ------------           ------------             -----------            -----------
 ...........................................................................................................................
NET ASSETS:
  Beginning of period                     326,071,811            190,685,659              21,041,172             14,086,425
                                         ------------           ------------             -----------            -----------
  End of period                          $271,704,380           $326,071,811             $26,027,645            $21,041,172
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------
  Accumulated (dividends in excess
    of) net investment income            $   (953,396)          $         --             $  (179,800)           $        --
                                         ------------           ------------             -----------            -----------
                                         ------------           ------------             -----------            -----------

42    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

HSBC INVESTOR FAMILY OF FUNDS

................................................................................

                                                      SMALL CAP EQUITY FUND                         OPPORTUNITY FUND
---------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE             MONTHS ENDED            FOR THE
                                             APRIL 30, 2004         YEAR ENDED          APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
---------------------------------------------------------------------------------------------------------------------------------
CAPITAL TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Proceeds from shares issued                   $         --        $          --           $ 6,818,570          $ 5,083,521
  Cost of shares redeemed                                 --                   --            (2,662,027)          (3,421,035)
                                                ------------        -------------           -----------          -----------
Class A (Investor) Shares capital
 transactions                                             --                   --             4,156,543            1,662,486
                                                ------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS B SHARES:
  Proceeds from shares issued                             --                   --               805,789            1,009,644
  Cost of shares redeemed                                 --                   --              (157,991)            (281,855)
                                                ------------        -------------           -----------          -----------
Class B Shares capital transactions                       --                   --               647,798              727,789
                                                ------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS C SHARES:
  Proceeds from shares issued                             --                   --                 2,685               65,774
  Cost of shares redeemed                                 --                   --               (32,385)             (91,887)
                                                ------------        -------------           -----------          -----------
Class C Shares capital transactions                       --                   --               (29,700)             (26,113)
                                                ------------        -------------           -----------          -----------
 ...........................................................................................................................
ADVISOR SHARES:
  Proceeds from shares issued                     23,525,260          204,930,414                    --                   --
  Cost of shares redeemed                        (84,205,623)        (137,149,553)                   --                   --
                                                ------------        -------------           -----------          -----------
Advisor Shares capital transactions              (60,680,363)          67,780,861                    --                   --
                                                ------------        -------------           -----------          -----------
CHANGE IN NET ASSETS FROM CAPITAL
 TRANSACTIONS                                   $(60,680,363)       $  67,780,861           $ 4,774,641          $ 2,364,162
                                                ------------        -------------           -----------          -----------
                                                ------------        -------------           -----------          -----------
 ...........................................................................................................................
SHARE TRANSACTIONS:
CLASS A (INVESTOR) SHARES:
  Issued                                                  --                   --               635,230              554,127
  Redeemed                                                --                   --              (247,370)            (395,887)
                                                ------------        -------------           -----------          -----------
Change in Class A (Investor) Shares                       --                   --               387,860              158,240
                                                ------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS B SHARES:
  Issued                                                  --                   --                78,879              119,900
  Redeemed                                                --                   --               (15,463)             (35,134)
                                                ------------        -------------           -----------          -----------
Change in Class B Shares                                  --                   --                63,416               84,766
                                                ------------        -------------           -----------          -----------
 ...........................................................................................................................
CLASS C SHARES:
  Issued                                                  --                   --                   258                7,537
  Redeemed                                                --                   --                (3,105)             (11,212)
                                                ------------        -------------           -----------          -----------
Change in Class C Shares                                  --                   --                (2,847)              (3,675)
                                                ------------        -------------           -----------          -----------
 ...........................................................................................................................
ADVISOR SHARES:
  Issued                                           1,832,229           19,641,503                    --                   --
  Redeemed                                        (6,617,984)         (13,824,591)                   --                   --
                                                ------------        -------------           -----------          -----------
Change in Advisor Shares                          (4,785,755)           5,816,912                    --                   --
                                                ------------        -------------           -----------          -----------

See notes to financial statements.           HSBC INVESTOR FAMILY OF FUNDS    43

         HSBC INVESTOR FUNDS -- LIMITED MATURITY FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                      INVESTMENT ACTIVITIES                            DIVIDENDS
                                            ------------------------------------------   -------------------------------------
                                                         NET REALIZED AND                                 NET
                                NET ASSET                UNREALIZED GAINS     TOTAL                     REALIZED
                                 VALUE,        NET        (LOSSES) FROM        FROM         NET        GAINS FROM
                                BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT   INVESTMENT    INVESTMENT      TOTAL
                                OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (b)                        $10.04        0.33            0.54            0.87        (0.33)           --         (0.33)
Year ended October 31, 2002       10.58        0.44           (0.10)           0.34        (0.44)        (0.05)        (0.49)
Year ended October 31, 2003       10.43        0.33            0.08            0.41        (0.37)           --         (0.37)
Six months ended April 30,
 2004 (Unaudited)                 10.47        0.14           (0.06)           0.08        (0.16)        (0.46)        (0.62)
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (g)                        $10.07        0.25            0.52            0.77        (0.25)           --         (0.25)
Year ended October 31, 2002       10.59        0.36           (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003       10.45        0.25            0.08            0.33        (0.29)           --         (0.29)
Six months ended April 30,
 2004 (Unaudited)                 10.49        0.10           (0.06)           0.04        (0.12)        (0.46)        (0.58)
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2001 (i)                        $10.07        0.26            0.51            0.77        (0.26)           --         (0.26)
Year ended October 31, 2002       10.58        0.36           (0.09)           0.27        (0.36)        (0.05)        (0.41)
Year ended October 31, 2003       10.44        0.25            0.09            0.34        (0.29)           --         (0.29)
Six months ended April 30,
 2004 (Unaudited)                 10.49        0.09           (0.06)           0.03        (0.12)        (0.46)        (0.58)
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (j)                        $10.00        0.37            0.59            0.96        (0.37)           --         (0.37)
Year ended October 31, 2002       10.59        0.46           (0.09)           0.37        (0.46)        (0.05)        (0.51)
Year ended October 31, 2003       10.45        0.33            0.10            0.43        (0.40)           --         (0.40)
Six months ended April 30,
 2004 (Unaudited)                 10.48        0.15           (0.05)           0.10        (0.17)        (0.46)        (0.63)
------------------------------------------------------------------------------------------------------------------------------

                                                                                  RATIOS/SUPPLEMENTARY DATA
                                                           -------------------------------------------------------------------
                                                                                          RATIO OF
                                                                                            NET
                                                                             RATIO OF    INVESTMENT    RATIO OF
                                NET ASSET                  NET ASSETS AT     EXPENSES    INCOME TO     EXPENSES
                                VALUE, END   TOTAL             END OF       TO AVERAGE    AVERAGE     TO AVERAGE    PORTFOLIO
                                OF PERIOD    RETURN        PERIOD (000'S)   NET ASSETS   NET ASSETS   NET ASSETS   TURNOVER(a)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (b)                          $10.58    8.78%(c)(d)      $   977         1.10%(e)     4.27%(e)      1.49%(e)(f)   102.01%
Year ended October 31, 2002         10.43    3.34%(d)           1,608         0.96%        4.14%         0.96%          44.04%
Year ended October 31, 2003         10.47    3.97%(d)           3,309         1.01%        2.99%         1.01%          98.42%
Six months ended April 30,
 2004 (Unaudited)                    9.93    0.79%(c)(d)        2,848         1.10%(e)     2.84%(e)      1.18%(e)       24.42%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (g)                          $10.59    8.02%(c)(h)      $   896         1.85%(e)     3.52%(e)      7.59%(e)(f)   102.01%
Year ended October 31, 2002         10.45    2.65%(h)           4,178         1.70%        3.30%         1.70%          44.04%
Year ended October 31, 2003         10.49    3.19%(h)           6,443         1.73%        2.30%         1.73%          98.42%
Six months ended April 30,
 2004 (Unaudited)                    9.95    0.41%(c)(h)        6,330         1.85%(e)     2.07%(e)      1.93%(e)       24.42%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2001 (i)                          $10.58    7.80%(c)(h)      $   161         1.85%(e)     3.60%(e)     17.61%(e)(f)   102.01%
Year ended October 31, 2002         10.44    2.65%(h)           1,759         1.70%        3.26%         1.70%          44.04%
Year ended October 31, 2003         10.49    3.29%(h)           2,544         1.73%        2.31%         1.73%          98.42%
Six months ended April 30,
 2004 (Unaudited)                    9.94    0.32%(c)(h)        1,368         1.85%(e)     2.12%(e)      1.93%(e)       24.42%
------------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (j)                          $10.59    9.78%(c)         $67,315         0.85%(e)     4.59%(e)      0.85%(e)      102.01%
Year ended October 31, 2002         10.45    3.69%             94,886         0.71%        4.42%         0.71%          44.04%
Year ended October 31, 2003         10.48    4.12%             31,368         0.69%        3.62%         0.69%          98.42%
Six months ended April 30,
 2004 (Unaudited)                    9.95    1.01%(c)          28,707         0.85%(e)     3.07%(e)      0.92%(e)       24.42%
------------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) Class A (Investor) Shares commenced operations on February 7, 2001.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(g) Class B Shares commenced operations on February 15, 2001.
(h) Excludes redemption charge.
(i) Class C Shares commenced operations on February 13, 2001.
(j) Class Y Shares commenced operations on January 23, 2001.

See notes to financial statements.

44    HSBC INVESTOR FAMILY OF FUNDS

         HSBC ADVISOR FUNDS TRUST -- FIXED INCOME FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                              INVESTMENT ACTIVITIES
                                                    ------------------------------------------
                                                                 NET REALIZED AND
                                                                 UNREALIZED GAINS
                                      NET ASSET                   (LOSSES) FROM       TOTAL
                                        VALUE,         NET        INVESTMENT AND       FROM
                                     BEGINNING OF   INVESTMENT       FUTURES        INVESTMENT
                                        PERIOD        INCOME       TRANSACTIONS     ACTIVITIES
----------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999             $10.81         0.62           (0.51)           0.11
Year ended October 31, 2000              10.01         0.69           (0.02)           0.67
Year ended October 31, 2001               9.99         0.67            0.80            1.47
Year ended October 31, 2002              10.81         0.55           (0.14)           0.41
Year ended October 31, 2003              10.63         0.41            0.19            0.60
Six months ended April 30, 2004
 (Unaudited)                             10.73         0.23           (0.08)           0.15
----------------------------------------------------------------------------------------------

                                                    DIVIDENDS
                                     ---------------------------------------

                                                   NET REALIZED
                                                    GAINS FROM                 NET ASSET
                                        NET         INVESTMENT                   VALUE,
                                     INVESTMENT    AND FUTURES       TOTAL       END OF     TOTAL
                                       INCOME      TRANSACTIONS    DIVIDENDS     PERIOD     RETURN
----------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999            (0.62)         (0.29)         (0.91)      $10.01      1.01%
Year ended October 31, 2000            (0.69)            --          (0.69)        9.99      6.98%
Year ended October 31, 2001            (0.65)            --          (0.65)       10.81     15.11%
Year ended October 31, 2002            (0.59)            --          (0.59)       10.63      3.94%
Year ended October 31, 2003            (0.50)            --          (0.50)       10.73      5.71%
Six months ended April 30, 2004
 (Unaudited)                           (0.23)            --          (0.23)       10.65      1.41%(b)
----------------------------------------------------------------------------------------------------

                                                    RATIOS/SUPPLEMENTARY DATA
                                     --------------------------------------------------------
                                                                 RATIO OF NET
                                     NET ASSETS    RATIO OF       INVESTMENT
                                     AT END OF     EXPENSES       INCOME TO
                                       PERIOD     TO AVERAGE     AVERAGE NET       PORTFOLIO
                                      (000'S)     NET ASSETS        ASSETS        TURNOVER(a)
---------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999           $114,405      0.69%            6.31%          433.26%
Year ended October 31, 2000            134,458      0.61%            6.66%          440.49%
Year ended October 31, 2001            150,580      0.63%            6.45%          341.26%
Year ended October 31, 2002            284,841      0.56%            5.06%           77.82%
Year ended October 31, 2003            110,968      0.56%            4.30%           70.91%
Six months ended April 30, 2004
 (Unaudited)                           104,533      0.63%(c)         4.24%(c)        16.14%
---------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) Not annualized.

(c) Annualized.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    45

         HSBC INVESTOR FUNDS -- BOND FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 INVESTMENT ACTIVITIES                             DIVIDENDS
                                       ------------------------------------------   ---------------------------------------
                                                    NET REALIZED AND
                                                    UNREALIZED GAINS                              NET REALIZED
                           NET ASSET                 (LOSSES) FROM       TOTAL                     GAINS FROM
                            VALUE,        NET        INVESTMENT AND       FROM         NET       INVESTMENT AND
                           BEGINNING   INVESTMENT       FUTURES        INVESTMENT   INVESTMENT      FUTURES         TOTAL
                           OF PERIOD     INCOME       TRANSACTIONS     ACTIVITIES     INCOME      TRANSACTIONS    DIVIDENDS
---------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                       $10.51        0.57           (0.49)           0.08        (0.57)         (0.24)         (0.81)
Year ended October 31,
 2000                         9.78        0.61           (0.01)           0.60        (0.62)            --          (0.62)
Year ended October 31,
 2001                         9.76        0.60            0.77            1.37        (0.58)            --          (0.58)
Year ended October 31,
 2002                        10.55        0.49           (0.14)           0.35        (0.52)            --          (0.52)
Year ended October 31,
 2003                        10.38        0.40            0.13            0.53        (0.43)            --          (0.43)
Six months ended April
 30, 2004 (Unaudited)        10.48        0.20           (0.08)           0.12        (0.20)            --          (0.20)
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                       $10.51        0.49           (0.49)             --        (0.49)         (0.24)         (0.73)
Year ended October 31,
 2000                         9.78        0.54           (0.01)           0.53        (0.54)            --          (0.54)
Year ended October 31,
 2001                         9.77        0.52            0.76            1.28        (0.50)            --          (0.50)
Year ended October 31,
 2002                        10.55        0.41           (0.13)           0.28        (0.44)            --          (0.44)
Year ended October 31,
 2003                        10.39        0.32            0.13            0.45        (0.35)            --          (0.35)
Six months ended April
 30, 2004 (Unaudited)        10.49        0.16           (0.08)           0.08        (0.16)            --          (0.16)
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999(g)                    $10.46        0.47           (0.45)           0.02        (0.47)         (0.24)         (0.71)
Year ended October 31,
 2000                         9.77        0.55           (0.01)           0.54        (0.55)            --          (0.55)
Year ended October 31,
 2001                         9.76        0.51            0.77            1.28        (0.50)            --          (0.50)
Year ended October 31,
 2002                        10.54        0.41           (0.13)           0.28        (0.44)            --          (0.44)
Year ended October 31,
 2003                        10.38        0.32            0.13            0.45        (0.35)            --          (0.35)
Six months ended April
 30, 2004 (Unaudited)        10.48        0.15           (0.07)           0.08        (0.16)            --          (0.16)
---------------------------------------------------------------------------------------------------------------------------

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                       -----------------------------------------------------------------------

                                                                                     RATIO OF NET
                           NET ASSET                   NET ASSETS      RATIO OF       INVESTMENT     RATIO OF
                            VALUE,                     AT END OF       EXPENSES       INCOME TO     EXPENSES TO
                            END OF      TOTAL            PERIOD       TO AVERAGE     AVERAGE NET    AVERAGE NET    PORTFOLIO
                            PERIOD      RETURN          (000'S)       NET ASSETS        ASSETS       ASSETS(a)    TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                        $ 9.78       0.68%(c)      $ 4,331         1.07%           5.84%          2.62%        433.26%
Year ended October 31,
 2000                          9.76       6.39%(c)        3,828         1.10%           6.13%          3.31%        440.49%
Year ended October 31,
 2001                         10.55      14.41%(c)        6,683         1.10%           5.92%          2.61%        341.26%
Year ended October 31,
 2002                         10.38       3.44%(c)       12,053         1.10%           4.52%          1.47%         77.82%
Year ended October 31,
 2003                         10.48       5.17%(c)       14,143         1.10%           3.76%          1.21%         70.91%
Six months ended April
 30, 2004 (Unaudited)         10.40       1.15%(c)(d)    17,367         1.10%(e)        3.76%(e)       1.25%(e)      16.14%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                        $ 9.78      (0.01)(f)      $   345         1.79%           5.13%          3.37%        433.26%
Year ended October 31,
 2000                          9.77       5.67%(f)          279         1.85%           5.38%          4.03%        440.49%
Year ended October 31,
 2001                         10.55      13.43%(f)        1,494         1.85%           5.04%          3.32%        341.26%
Year ended October 31,
 2002                         10.39       2.76%(f)        6,124         1.85%           3.66%          2.18%         77.82%
Year ended October 31,
 2003                         10.49       4.38%(f)        7,430         1.85%           3.01%          1.96%         70.91%
Six months ended April
 30, 2004 (Unaudited)         10.41       0.78%(f)(d)     7,389         1.85%(e)        3.03%(e)       2.00%(e)      16.14%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999(g)                     $ 9.77       0.11%(f)(d)   $   152         1.95%(e)        4.96%(e)       3.50%(e)     433.26%
Year ended October 31,
 2000                          9.76       5.71%(f)          138         1.85%           5.38%          4.05%        440.49%
Year ended October 31,
 2001                         10.54      13.44%(f)          526         1.85%           5.11%          3.34%        341.26%
Year ended October 31,
 2002                         10.38       2.77%(f)          983         1.85%           3.75%          2.21%         77.82%
Year ended October 31,
 2003                         10.48       4.39%(f)          606         1.85%           3.06%          1.97%         70.91%
Six months ended April
 30, 2004 (Unaudited)         10.40       0.79%(f)(d)       406         1.85%(e)        3.08%(e)       2.01%(e)      16.14%
------------------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.

46    HSBC INVESTOR FAMILY OF FUNDS           See notes to financial statements.

         HSBC INVESTOR FUNDS -- NEW YORK TAX-FREE BOND FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                INVESTMENT ACTIVITIES                           DIVIDENDS
                                       ----------------------------------------   -------------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED                                 NET
                                                    GAINS (LOSSES)                               REALIZED
                           NET ASSET                     FROM          TOTAL                    GAINS FROM
                            VALUE,        NET         INVESTMENT        FROM         NET        INVESTMENT
                           BEGINNING   INVESTMENT    AND FUTURES     INVESTMENT   INVESTMENT   AND FUTURES      TOTAL
                           OF PERIOD     INCOME      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                       $10.93        0.46          (0.83)         (0.37)       (0.46)        (0.02)        (0.48)
Year ended October 31,
 2000                        10.08        0.46           0.33           0.79        (0.46)        (0.02)        (0.48)
Year ended October 31,
 2001                        10.39        0.41           0.54           0.95        (0.41)           --         (0.41)
Year ended October 31,
 2002                        10.93        0.38           0.16           0.54        (0.38)           --         (0.38)
Year ended October 31,
 2003                        11.09        0.38           0.12           0.50        (0.38)           --         (0.38)
Six months ended April
 30, 2004 (Unaudited)        11.21        0.17          (0.09)          0.08        (0.17)        (0.06)        (0.23)
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                       $10.92        0.38          (0.83)         (0.45)       (0.38)        (0.02)        (0.40)
Year ended October 31,
 2000                        10.07        0.39           0.33           0.72        (0.39)        (0.02)        (0.41)
Year ended October 31,
 2001                        10.38        0.33           0.54           0.87        (0.33)           --         (0.33)
Year ended October 31,
 2002                        10.92        0.30           0.16           0.46        (0.30)           --         (0.30)
Year ended October 31,
 2003                        11.08        0.30           0.12           0.42        (0.30)           --         (0.30)
Six months ended April
 30, 2004 (Unaudited)        11.20        0.13          (0.10)          0.03        (0.13)        (0.06)        (0.19)
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (g)                   $10.90        0.34          (0.77)         (0.43)       (0.34)        (0.02)        (0.36)
Year ended October 31,
 2000                        10.11        0.39           0.33           0.72        (0.39)        (0.02)        (0.41)
Year ended October
 31, 2001                    10.42        0.33           0.54           0.87        (0.33)           --         (0.33)
Year ended October 31,
 2002                        10.96        0.30           0.16           0.46        (0.30)           --         (0.30)
Year ended October 31,
 2003                        11.12        0.30           0.13           0.43        (0.30)           --         (0.30)
Six months ended April
 30, 2004 (Unaudited)        11.25        0.13          (0.10)          0.03        (0.13)        (0.06)        (0.19)
-----------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31,
 1999                       $10.93        0.48          (0.84)         (0.36)       (0.48)        (0.02)        (0.50)
Year ended October 31,
 2000                        10.07        0.49           0.34           0.83        (0.49)        (0.02)        (0.51)
Year ended October 31,
 2001                        10.39        0.44           0.54           0.98        (0.44)           --         (0.44)
Year ended October 31,
 2002                        10.93        0.41           0.16           0.57        (0.41)           --         (0.41)
Year ended October 31,
 2003                        11.09        0.41           0.12           0.53        (0.41)           --         (0.41)
Six months ended April
 30, 2004 (Unaudited)        11.21        0.18          (0.09)          0.09        (0.18)        (0.06)        (0.24)
-----------------------------------------------------------------------------------------------------------------------

                                                                            RATIOS/SUPPLEMENTARY DATA
                                                       --------------------------------------------------------------------
                                                                                  RATIO OF NET
                           NET ASSET                   NET ASSETS    RATIO OF      INVESTMENT     RATIO OF
                            VALUE,                     AT END OF    EXPENSES TO    INCOME TO     EXPENSES TO
                            END OF         TOTAL         PERIOD     AVERAGE NET   AVERAGE NET    AVERAGE NET    PORTFOLIO
                            PERIOD         RETURN       (000'S)       ASSETS         ASSETS        ASSETS      TURNOVER(a)
---------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                        $10.08     (3.62)%(b)      $17,568        0.96%         4.22%          1.21%(c)      46.56%
Year ended October 31,
 2000                         10.39      8.03%(b)        12,401        0.93%         4.60%          1.06%(c)      34.12%
Year ended October 31,
 2001                         10.93      9.26%(b)        17,722        0.95%         3.91%          1.07%(c)       0.00%
Year ended October 31,
 2002                         11.09      5.08%(b)        16,341        0.95%         3.52%          0.95%(c)      30.70%
Year ended October 31,
 2003                         11.21      4.57%(b)        22,326        0.91%         3.39%          0.91%         29.79%
Six months ended April
 30, 2004 (Unaudited)         11.06      0.62%(b)(d)     29,318        0.85%(e)      2.97%(e)       0.85%(e)      15.49%
---------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                        $10.07     (4.30)%(f)      $   564        1.71%         3.48%          1.96%(c)      46.56%
Year ended October 31,
 2000                         10.38      7.27%(f)           828        1.70%         3.81%          1.74%(c)      34.12%
Year ended October 31,
 2001                         10.92      8.44%(f)         5,619        1.70%         3.05%          1.82%(c)       0.00%
Year ended October 31,
 2002                         11.08      4.30%(f)        12,699        1.70%         2.74%          1.70%(c)      30.70%
Year ended October 31,
 2003                         11.20      3.80%(f)        18,352        1.66%         2.64%          1.66%         29.79%
Six months ended April
 30, 2004 (Unaudited)         11.04      0.16%(d)(f)     19,081        1.60%(e)      2.25%(e)       1.60%(e)      15.49%
---------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (g)                    $10.11     (4.10)%(d)(f)   $   256        1.70%(e)      3.46%(e)       2.02%(c)(e)    46.56%
Year ended October 31,
 2000                         10.42      7.23%(f)           416        1.71%         3.77%          1.73%(c)      34.12%
Year ended October 31,
 2001                         10.96      8.40%(f)         1,523        1.70%         3.04%          1.83%(c)       0.00%
Year ended October 31,
 2002                         11.12      4.28%(f)         2,608        1.70%         2.74%          1.70%(c)      30.70%
Year ended October 31,
 2003                         11.25      3.87%(f)         3,252        1.66%         2.64%          1.66%         29.79%
Six months ended April
 30, 2004 (Unaudited)         11.09      0.16%(d)(f)      2,539        1.61%(e)      2.25%(e)       1.61%(e)      15.49%
---------------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31,
 1999                        $10.07     (3.45)%         $ 8,619        0.71%         4.49%          0.96%(c)      46.56%
Year ended October 31,
 2000                         10.39      8.41%            9,514        0.69%         4.82%          0.78%(c)      34.12%
Year ended October 31,
 2001                         10.93      9.53%           14,989        0.70%         4.19%          0.83%(c)       0.00%
Year ended October 31,
 2002                         11.09      5.34%           19,753        0.70%         3.76%          0.70%(c)      30.70%
Year ended October 31,
 2003                         11.21      4.84%           20,290        0.67%         3.67%          0.67%         29.79%
Six months ended April
 30, 2004 (Unaudited)         11.06      0.75%(d)        19,252        0.60%(e)      3.25%(e)       0.60%(e)      15.49%
---------------------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    47

         HSBC INVESTOR FUNDS -- EQUITY FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                INVESTMENT ACTIVITIES                           DIVIDENDS
                                       ----------------------------------------   -------------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED                                 NET
                                                    GAINS (LOSSES)                               REALIZED
                           NET ASSET      NET            FROM          TOTAL                    GAINS FROM
                            VALUE,     INVESTMENT     INVESTMENT        FROM         NET        INVESTMENT
                           BEGINNING     INCOME      AND FUTURES     INVESTMENT   INVESTMENT   AND FUTURES      TOTAL
                           OF PERIOD     (LOSS)      TRANSACTIONS    ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
-----------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                       $16.95        0.05           3.32           3.37        (0.04)        (0.39)        (0.43)
Year ended October 31,
 2000                        19.89        0.06          (0.51)         (0.45)       (0.07)        (1.89)        (1.96)
Year ended October 31,
 2001                        17.48        0.03          (4.48)         (4.45)       (0.02)           --         (0.02)
Year ended October 31,
 2002                        13.01        0.07          (2.76)         (2.69)       (0.03)           --         (0.03)
Year ended October 31,
 2003                        10.29        0.04           1.80           1.84        (0.04)           --         (0.04)
Six months ended April
 30, 2004 (Unaudited)        12.09          --           0.68           0.68           --            --            --
-----------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                       $16.92       (0.08)          3.30           3.22        (0.01)        (0.39)        (0.40)
Year ended October 31,
 2000                        19.74       (0.07)         (0.52)         (0.59)          --         (1.89)        (1.89)
Year ended October 31,
 2001                        17.26       (0.08)         (4.40)         (4.48)          --            --            --
Year ended October 31,
 2002                        12.78       (0.04)         (2.70)         (2.74)          --            --            --
Year ended October 31,
 2003                        10.04       (0.04)          1.76           1.72           --            --            --
Six months ended April
 30, 2004 (Unaudited)        11.76       (0.04)          0.65           0.61           --            --            --
-----------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (d)                   $17.08          --           3.19           3.19        (0.05)        (0.39)        (0.44)
Year ended October 31,
 2000                        19.83       (0.07)         (0.51)         (0.58)          --         (1.89)        (1.89)
Year ended October 31,
 2001                        17.36       (0.10)         (4.42)         (4.52)          --            --            --
Year ended October 31,
 2002                        12.84       (0.05)         (2.69)         (2.74)          --            --            --
Year ended October 31,
 2003                        10.10       (0.04)          1.76           1.72           --            --            --
Six months ended April
 30, 2004 (Unaudited)        11.82       (0.04)          0.66           0.62           --            --            --
-----------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31,
 1999                       $16.95        0.10           3.32           3.42        (0.09)        (0.39)        (0.48)
Year ended October 31,
 2000                        19.89        0.10          (0.51)         (0.41)       (0.11)        (1.89)        (2.00)
Year ended October 31,
 2001                        17.48        0.06          (4.47)         (4.41)       (0.06)           --         (0.06)
Year ended October 31,
 2002                        13.01        0.12          (2.78)         (2.66)       (0.06)           --         (0.06)
Year ended October 31,
 2003                        10.29        0.06           1.81           1.87        (0.07)           --         (0.07)
Six months ended April
 30, 2004 (Unaudited)        12.09        0.03           0.66           0.69        (0.02)           --         (0.02)
-----------------------------------------------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTARY DATA
                                                       ---------------------------------------------------------
                                                                                      RATIO OF
                                                                                        NET
                                                                                     INVESTMENT
                           NET ASSET                   NET ASSETS    RATIO OF          INCOME
                            VALUE,                     AT END OF    EXPENSES TO      (LOSS) TO
                            END OF         TOTAL         PERIOD       AVERAGE         AVERAGE        PORTFOLIO
                            PERIOD         RETURN       (000'S)     NET ASSETS       NET ASSETS     TURNOVER(a)
----------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                        $19.89     20.23 %(b)      $ 27,942        0.94%           0.26%          70.85%
Year ended October 31,
 2000                         17.48     (2.38)%(b)        22,558        0.93%           0.34%          91.81%
Year ended October 31,
 2001                         13.01    (25.49)%(b)        17,223        1.01%           0.14%          51.65%
Year ended October 31,
 2002                         10.29    (20.74)%(b)        16,881        0.96%           0.34%          62.60%
Year ended October 31,
 2003                         12.09     17.94 %(b)        23,131        1.07%           0.31%          72.30%
Six months ended April
 30, 2004 (Unaudited)         12.77      5.66 %(b)(e)     33,430        1.23%(f)        0.07%(f)      101.25%
----------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                        $19.74     19.32 %(c)      $  1,775        1.69%         (0.50)%          70.85%
Year ended October 31,
 2000                         17.26     (3.13)%(c)         1,604        1.65%         (0.40)%          91.81%
Year ended October 31,
 2001                         12.78    (25.96)%(c)         1,389        1.76%         (0.61)%          51.65%
Year ended October 31,
 2002                         10.04    (21.44)%(c)         1,708        1.70%         (0.41)%          62.60%
Year ended October 31,
 2003                         11.76     17.13 %(c)         2,682        1.82%         (0.44)%          72.30%
Six months ended April
 30, 2004 (Unaudited)         12.37      5.19 %(c)(e)      3,327        1.98%(f)      (0.67)%(f)      101.25%
----------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (d)                    $19.83     19.05 %(c)(e)   $  1,626        1.33%(f)      (0.16)%(f)       70.85%
Year ended October 31,
 2000                         17.36     (3.11)%(c)         1,204        1.65%         (0.37)%          91.81%
Year ended October 31,
 2001                         12.84    (26.04)%(c)           768        1.75%         (0.60)%          51.65%
Year ended October 31,
 2002                         10.10    (21.34)%(c)           568        1.71%         (0.43)%          62.60%
Year ended October 31,
 2003                         11.82     17.03 %(c)           503        1.79%         (0.42)%          72.30%
Six months ended April
 30, 2004 (Unaudited)         12.44      5.25 %(c)(e)        633        1.98%(f)      (0.68)%(f)      101.25%
----------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Year ended October 31,
 1999                        $19.89     20.59 %         $245,342        0.69%           0.51%          70.85%
Year ended October 31,
 2000                         17.48     (2.19)%          204,772        0.68%           0.58%          91.81%
Year ended October 31,
 2001                         13.01    (25.27)%          127,306        0.75%           0.40%          51.65%
Year ended October 31,
 2002                         10.29    (20.53)%          173,738        0.70%           0.60%          62.60%
Year ended October 31,
 2003                         12.09     18.26 %           39,751        0.72%           0.62%          72.30%
Six months ended April
 30, 2004 (Unaudited)         12.76      5.70 %(e)        40,777        0.98%(f)        0.33%(f)      101.25%
----------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Excludes sales charge.
(c) Excludes redemption charge.
(d) Class C Shares commenced operations on November 4, 1998.
(e) Not annualized.
(f) Annualized.

See notes to financial statements.

48    HSBC INVESTOR FAMILY OF FUNDS

         HSBC INVESTOR FUNDS -- GROWTH AND INCOME FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    INVESTMENT ACTIVITIES                    DIVIDENDS
                                          ------------------------------------------   ----------------------
                                                       NET REALIZED AND
                            NET ASSET        NET       UNREALIZED GAINS
                              VALUE,      INVESTMENT    (LOSSES) FROM     TOTAL FROM      NET
                           BEGINNING OF     INCOME        INVESTMENT      INVESTMENT   INVESTMENT     TOTAL
                              PERIOD        (LOSS)       TRANSACTIONS     ACTIVITIES     INCOME     DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (b)                     $10.06         0.01           (1.15)          (1.14)       (0.01)       (0.01)
Year ended October 31,
 2002                           8.91         0.04           (1.73)          (1.69)       (0.01)       (0.01)
Year ended October 31,
 2003                           7.21         0.06            1.18            1.24        (0.06)       (0.06)
Six months ended April
 30, 2004 (Unaudited)           8.39         0.02            0.30            0.32        (0.03)       (0.03)
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (f)                     $ 9.54        (0.01)          (0.64)          (0.65)       (0.01)       (0.01)
Year ended October 31,
 2002                           8.88        (0.00)*         (1.74)          (1.74)          --           --
Year ended October 31,
 2003                           7.14        (0.01)           1.18            1.17        (0.01)       (0.01)
Six months ended April
 30, 2004 (Unaudited)           8.30        (0.02)           0.31            0.29           --           --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Six months ended April
 30, 2004 (h) (Unaudited)     $ 8.40        (0.01)           0.31            0.30        (0.03)       (0.03)
-------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (i)                     $10.00         0.02           (1.09)          (1.07)       (0.01)       (0.01)
Year ended October 31,
 2002                           8.92         0.06           (1.73)          (1.67)       (0.03)       (0.03)
Year ended October 31,
 2003                           7.22         0.07            1.19            1.26        (0.08)       (0.08)
Six months ended April
 30, 2004 (Unaudited)           8.40         0.04            0.30            0.34        (0.04)       (0.04)
-------------------------------------------------------------------------------------------------------------
                                                                          RATIOS/SUPPLEMENTARY DATA
                                                          ---------------------------------------------------------
                                                                                       RATIO OF NET
                           NET ASSET                      NET ASSETS    RATIO OF        INVESTMENT
                            VALUE,                        AT END OF    EXPENSES TO    INCOME (LOSS)
                            END OF         TOTAL            PERIOD     AVERAGE NET      TO AVERAGE      PORTFOLIO
                            PERIOD         RETURN          (000'S)       ASSETS         NET ASSETS     TURNOVER(a)
-------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2001 (b)                    $8.91     (12.65)%(c)(d)      $  1,927       1.11%(e)       0.15 %(e)        43.13%
Year ended October 31,
 2002                         7.21     (18.97)%(d)            1,306       1.01%          0.39 %           59.85%
Year ended October 31,
 2003                         8.39      17.26 %(d)            1,827       1.04%          0.70 %           64.52%
Six months ended April
 30, 2004 (Unaudited)         8.68       3.84 %(c)(d)         2,929       1.00%(e)       0.50 %(e)        32.78%
-------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2001 (f)                    $8.88     (10.52)%(c)(g)      $    330       1.84%(e)      (0.64)%(e)        43.13%
Year ended October 31,
 2002                         7.14     (19.59)%(g)            1,154       1.76%         (0.30)%           59.85%
Year ended October 31,
 2003                         8.30      16.40 %(g)            2,235       1.79%         (0.07)%           64.52%
Six months ended April
 30, 2004 (Unaudited)         8.59       3.53 %(c)(g)         3,681       1.75%(e)      (0.25)%(e)        32.78%
-------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Six months ended April
 30, 2004 (h) (Unaudited)    $8.67       3.59 %(c)(g)      $     19       1.73%(e)      (0.37)%(e)        32.78%
-------------------------------------------------------------------------------------------------------------------
CLASS Y SHARES
Period ended October 31,
 2001 (i)                    $8.92      (9.71)%(c)         $219,221       0.82%(e)       0.38 %(e)        43.13%
Year ended October 31,
 2002                         7.22     (18.76)%             168,812       0.76%          0.66 %           59.85%
Year ended October 31,
 2003                         8.40      17.63 %             203,458       0.79%          0.96 %           64.52%
Six months ended April
 30, 2004 (Unaudited)         8.70       4.06 %(c)          204,118       0.75%(e)       0.78 %(e)        32.78%
-------------------------------------------------------------------------------------------------------------------

 *  Less than $0.005 per share.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on April 12, 2001.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) Class B Shares commenced operations on April 5, 2001.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on November 3, 2003.
(i) Class Y Shares commenced operations on April 2, 2001.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    49

         HSBC INVESTOR FUNDS -- MID-CAP FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                       ------------------------------------------   -------------------------
                                                     NET REALIZED
                                                         AND
                                                      UNREALIZED
                                                    GAINS (LOSSES)                  NET REALIZED
                           NET ASSET                     FROM            TOTAL       GAINS FROM
                            VALUE,        NET         INVESTMENT          FROM       INVESTMENT
                           BEGINNING   INVESTMENT     AND OPTION       INVESTMENT    AND OPTION       TOTAL
                           OF PERIOD      LOSS       TRANSACTIONS      ACTIVITIES   TRANSACTIONS    DIVIDENDS
-------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                   $10.27       (0.01)         (0.19)           (0.20)            --            --
Year ended October 31,
 2001                        10.07       (0.03)         (2.00)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.90       (0.03)         (1.57)           (1.60)            --            --
Year ended October 31,
 2003                         6.30       (0.03)*         1.68             1.65             --            --
Six months ended April
 30, 2004 (Unaudited)         7.95       (0.02)          0.31             0.29             --            --
-------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                   $10.72       (0.02)         (0.64)           (0.66)            --            --
Year ended October 31,
 2001                        10.06       (0.08)         (2.02)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.55)           (1.63)            --            --
Year ended October 31,
 2003                         6.19       (0.08)*         1.64             1.56             --            --
Six months ended April
 30, 2004 (Unaudited)         7.75       (0.05)          0.31             0.26             --            --
-------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                   $10.04       (0.01)          0.03 (j)         0.02             --            --
Year ended October 31,
 2001                        10.06       (0.09)         (2.01)           (2.10)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.82       (0.08)         (1.54)           (1.62)            --            --
Year ended October 31,
 2003                         6.20       (0.08)*         1.68             1.60             --            --
Six months ended April
 30, 2004 (Unaudited)         7.80       (0.05)          0.31             0.26             --            --
-------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                   $10.00       (0.01)          0.09 (j)         0.08             --            --
Year ended October 31,
 2001                        10.08       (0.01)         (2.02)           (2.03)         (0.14)        (0.14)
Year ended October 31,
 2002                         7.91       (0.02)         (1.56)           (1.58)            --            --
Year ended October 31,
 2003                         6.33       (0.01)          1.69             1.68             --            --
Six months ended April
 30, 2004 (Unaudited)         8.01       (0.01)          0.31             0.30             --            --
-------------------------------------------------------------------------------------------------------------

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                            ------------------------------------------------------------
                                                                                          RATIO OF NET
                           NET ASSET                        NET ASSETS      RATIO OF       INVESTMENT
                            VALUE,                          AT END OF       EXPENSES         LOSS TO
                            END OF           TOTAL            PERIOD       TO AVERAGE      AVERAGE NET       PORTFOLIO
                            PERIOD           RETURN          (000'S)       NET ASSETS        ASSETS         TURNOVER(a)
------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Period ended October 31,
 2000 (b)                    $10.07          (1.95)%(c)(d)   $    445        1.28%(e)        (0.42)%(e)        57.69%
Year ended October 31,
 2001                          7.90         (20.37)%(d)           927        1.13%           (0.40)%          112.67%
Year ended October 31,
 2002                          6.30         (20.25)%(d)         1,010        1.08%           (0.46)%          140.23%
Year ended October 31,
 2003                          7.95          26.19 %(d)         1,539        1.10%           (0.43)%          100.86%
Six months ended April
 30, 2004 (Unaudited)          8.24           3.65 %(c)(d)      1,907        1.07%(e)        (0.53)%(e)        44.75%
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Period ended October 31,
 2000 (f)                    $10.06          (6.16)%(c)(g)   $  1,557        2.02%(e)        (1.17)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)         3,827        1.88%           (1.16)%          112.67%
Year ended October 31,
 2002                          6.19         (20.84)%(g)         4,391        1.83%           (1.21)%          140.23%
Year ended October 31,
 2003                          7.75          25.20 %(g)         6,009        1.85%           (1.16)%          100.86%
Six months ended April
 30, 2004 (Unaudited)          8.01           3.35 %(c)(g)      6,891        1.83%(e)        (1.28)%(e)        44.75%
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 2000 (h)                    $10.06           0.20 %(c)(g)   $     18        2.11%(e)        (1.29)%(e)        57.69%
Year ended October 31,
 2001                          7.82         (21.09)%(g)            21        1.87%           (1.13)%          112.67%
Year ended October 31,
 2002                          6.20         (20.72)%(g)            20        1.83%           (1.20)%          140.23%
Year ended October 31,
 2003                          7.80          25.81 %(g)            54        1.85%           (1.23)%          100.86%
Six months ended April
 30, 2004 (Unaudited)          8.06           3.33 %(c)(g)         56        1.83%(e)        (1.28)%(e)        44.75%
------------------------------------------------------------------------------------------------------------------------
TRUST SHARES
Period ended October 31,
 2000 (i)                    $10.08           0.80 %(c)      $108,487        1.01%(e)        (0.22)%(e)        57.69%
Year ended October 31,
 2001                          7.91         (20.34)%          129,390        0.87%           (0.13)%          112.67%
Year ended October 31,
 2002                          6.33         (19.97)%           98,059        0.82%           (0.18)%          140.23%
Year ended October 31,
 2003                          8.01          26.54 %          160,621        0.85%           (0.17)%          100.86%
Six months ended April
 30, 2004 (Unaudited)          8.31           3.75 %(c)       115,465        0.83%(e)        (0.27)%(e)        44.75%
------------------------------------------------------------------------------------------------------------------------

 *  Calculated based on average shares outstanding.
(a) Portfolio turnover is calculated on the basis of the fund as a whole, without the distinguishing between the classes of shares issued.
(b) Class A (Investor) Shares commenced operations on July 10, 2000.
(c) Not annualized.
(d) Excludes sales charge.
(e) Annualized.
(f) Class B Shares commenced operations on July 17, 2000.
(g) Excludes redemption charge.
(h) Class C Shares commenced operations on August 9, 2000.
(i) Trust Shares commenced operations on July 1, 2000.
(j) The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.

See notes to financial statements.

50    HSBC INVESTOR FAMILY OF FUNDS

         HSBC ADVISOR FUNDS TRUST -- INTERNATIONAL EQUITY FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                       INVESTMENT ACTIVITIES                             DIVIDENDS
                                            --------------------------------------------   -----------------------------------
                                                         NET REALIZED AND                                  NET
                                                         UNREALIZED GAINS                                REALIZED
                                                          (LOSSES) FROM                                 GAINS FROM
                                NET ASSET                   INVESTMENT          TOTAL                   INVESTMENT
                                 VALUE,        NET         AND FOREIGN           FROM         NET      AND FOREIGN
                                BEGINNING   INVESTMENT       CURRENCY         INVESTMENT   INVESTMENT    CURRENCY      TOTAL
                                OF PERIOD     INCOME       TRANSACTIONS       ACTIVITIES     INCOME    TRANSACTIONS  DIVIDENDS
------------------------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999      $13.24        0.09            5.87              5.96        (0.15)        (0.47)      (0.62)
Year ended October 31, 2000       18.58        0.11            0.75              0.86        (0.11)        (1.20)      (1.31)
Year ended October 31, 2001       18.13        0.09           (4.38)            (4.29)          --         (1.28)      (1.28)
Year ended October 31, 2002       12.56        0.09           (1.73)            (1.64)       (0.19)           --       (0.19)
Year ended October 31, 2003       10.73        0.20            2.02              2.22        (0.19)           --       (0.19)
Six months ended April 30,
 2004 (Unaudited)                 12.72        0.07            1.11              1.18        (0.38)           --       (0.38)
------------------------------------------------------------------------------------------------------------------------------

                                                                      RATIOS/SUPPLEMENTARY DATA
                                                       --------------------------------------------------------
                                                                                    RATIO OF
                                                                                       NET
                                NET ASSET              NET ASSETS    RATIO OF      INVESTMENT
                                 VALUE,                AT END OF     EXPENSES       INCOME TO
                                 END OF     TOTAL        PERIOD     TO AVERAGE     AVERAGE NET      PORTFOLIO
                                 PERIOD     RETURN      (000'S)     NET ASSETS       ASSETS        TURNOVER(a)
---------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31, 1999       $18.58     46.92 %    $172,004      1.05%           0.54%          34.26%
Year ended October 31, 2000        18.13      4.05 %     219,837      0.90%           0.51%          27.81%
Year ended October 31, 2001        12.56    (25.42)%     184,494      0.99%           0.51%          26.90%
Year ended October 31, 2002        10.73    (13.32)%     194,704      0.99%           0.70%          31.63%
Year ended October 31, 2003        12.76     21.03 %     123,658      1.07%           1.16%          68.51%
Six months ended April 30,
 2004 (Unaudited)                  13.52      9.04 %(b)   130,590     1.14%(c)        0.99%(c)       87.37%
---------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(b) Not annualized.
(c) Annualized.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    51

         HSBC INVESTOR FUNDS -- OVERSEAS EQUITY FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 INVESTMENT ACTIVITIES                           DIVIDENDS
                                       -----------------------------------------   -------------------------------------
                                                     NET REALIZED
                                                    AND UNREALIZED                              NET REALIZED
                                                    GAINS (LOSSES)                               GAINS FROM
                           NET ASSET      NET       FROM INVESTMENT                              INVESTMENT
                            VALUE,     INVESTMENT     AND FOREIGN     TOTAL FROM      NET       AND FOREIGN
                           BEGINNING     INCOME        CURRENCY       INVESTMENT   INVESTMENT     CURRENCY       TOTAL
                           OF PERIOD     (LOSS)      TRANSACTIONS     ACTIVITIES     INCOME     TRANSACTIONS   DIVIDENDS
------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                       $11.64       (0.04)           5.32           5.28        (0.02)           --         (0.02)
Year ended October 31,
 2000                        16.90       (0.11)           0.64           0.53           --         (0.22)        (0.22)
Year ended October 31,
 2001                        17.21       (0.04)          (4.05)         (4.09)          --         (1.46)        (1.46)
Year ended October 31,
 2002                        11.66       (0.04)          (1.34)         (1.38)       (0.12)        (0.29)        (0.41)
Year ended October 31,
 2003                         9.87        0.01            1.95           1.96        (0.10)           --         (0.10)
Six months ended April
 30, 2004 (Unaudited)        11.73        0.01            1.02           1.03        (0.04)           --         (0.04)
------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                       $11.57       (0.12)           5.24           5.12           --            --            --
Year ended October 31,
 2000                        16.69       (0.10)           0.48           0.38           --         (0.22)        (0.22)
Year ended October 31,
 2001                        16.85       (0.14)          (3.95)         (4.09)          --         (1.46)        (1.46)
Year ended October 31,
 2002                        11.30       (0.08)          (1.34)         (1.42)       (0.03)        (0.29)        (0.32)
Year ended October 31,
 2003                         9.56       (0.06)           1.89           1.83        (0.05)           --         (0.05)
Six months ended April
 30, 2004 (Unaudited)        11.34       (0.03)           0.97           0.94           --            --            --
------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (g)                   $11.88       (0.08)           5.04           4.96           --            --            --
Year ended October 31,
 2000                        16.84       (0.14)           0.52           0.38           --         (0.22)        (0.22)
Year ended October 31,
 2001                        17.00       (0.18)          (3.95)         (4.13)          --         (1.46)        (1.46)
Year ended October 31,
 2002                        11.41       (0.08)          (1.36)         (1.44)          --         (0.29)        (0.29)
Year ended October 31,
 2003                         9.68       (0.06)           1.93           1.87        (0.01)           --         (0.01)
Six months ended April
 30, 2004 (Unaudited)        11.54       (0.03)           0.99           0.96           --            --            --
------------------------------------------------------------------------------------------------------------------------

                                                                                 RATIOS/SUPPLEMENTARY DATA
                                                        ---------------------------------------------------------------------------
                                                                                   RATIO OF NET
                                                                      RATIO OF      INVESTMENT       RATIO OF
                           NET ASSET                  NET ASSETS     EXPENSES TO     LOSS TO        EXPENSES TO
                           VALUE, END     TOTAL       AT END OF      AVERAGE NET   AVERAGE NET      AVERAGE NET     PORTFOLIO
                           OF PERIOD      RETURN    PERIOD (000'S)     ASSETS         ASSETS         ASSETS(a)     TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                         $16.90     45.41 %(c)     $ 8,138         1.86%      (0.30)%             2.44%          34.26%
Year ended October 31,
 2000                          17.21      3.05 %(c)       7,252         1.85%      (0.49)%             2.43%          27.81%
Year ended October 31,
 2001                          11.66    (25.93)%(c)       6,940         1.85%      (0.35)%             2.44%          26.90%
Year ended October 31,
 2002                           9.87    (12.42)%(c)       7,203         1.85%      (0.18)%             2.28%          31.63%
Year ended October 31,
 2003                          11.73     20.09 %(c)      10,096         1.85%       0.07 %             2.34%          68.51%
Six months ended April
 30, 2004 (Unaudited)          12.72      8.79 %(c)(d)   15,534         1.85%(e)    0.51 %(e)          2.00%(e)       87.37%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                         $16.69     44.25 %(f)     $    90         2.59%      (1.04)%             3.24%          34.26%
Year ended October 31,
 2000                          16.85      2.18 %(f)         358         2.60%      (1.17)%             2.96%          27.81%
Year ended October 31,
 2001                          11.30    (26.52)%(f)         294         2.60%      (1.09)%             3.18%          26.90%
Year ended October 31,
 2002                           9.56    (13.07)%(f)         588         2.60%      (0.87)%             3.04%          31.63%
Year ended October 31,
 2003                          11.34     19.26 %(f)       1,076         2.60%      (0.62)%             3.16%          68.51%
Six months ended April
 30, 2004 (Unaudited)          12.28      8.29 %(d)(f)    1,703         2.60%(e)   (0.20)%(e)          2.75%(e)       87.37%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (g)                     $16.84     41.84 %(d)(f)  $    98         2.57%(e)   (1.01)%(e)          3.15%(e)       34.26%
Year ended October 31,
 2000                          17.00      2.10 %(f)         248         2.60%      (1.14)%             2.96%          27.81%
Year ended October 31,
 2001                          11.41    (26.53)%(f)         139         2.60%      (1.10)%             3.16%          26.90%
Year ended October 31,
 2002                           9.68    (13.08)%(f)          96         2.60%      (1.00)%             3.04%          31.63%
Year ended October 31,
 2003                          11.54     19.28 %(f)         121         2.60%      (0.64)%             3.17%          68.51%
Six months ended April
 30, 2004 (Unaudited)          12.50      8.32 %(d)(f)      132         2.60%(e)   (0.43)%(e)          2.79%(e)       87.37%
------------------------------------------------------------------------------------------------------------------------------

(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.


52           HSBC INVESTOR FAMILY OF FUNDS

         HSBC ADVISOR FUNDS TRUST -- SMALL CAP EQUITY FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                    INVESTMENT ACTIVITIES                     DIVIDENDS
                                          ------------------------------------------   ------------------------
                                                       NET REALIZED AND                    NET
                            NET ASSET                  UNREALIZED GAINS     TOTAL        REALIZED
                              VALUE,         NET        (LOSSES) FROM        FROM       GAINS FROM
                           BEGINNING OF   INVESTMENT      INVESTMENT      INVESTMENT    INVESTMENT      TOTAL
                              PERIOD         LOSS        TRANSACTIONS     ACTIVITIES   TRANSACTIONS   DIVIDENDS
---------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 1999                         $11.48        (0.09)           2.65            2.56         (1.48)        (1.48)
Year ended October 31,
 2000                          12.56        (0.10)           6.73            6.63         (1.38)        (1.38)
Year ended October 31,
 2001                          17.81        (0.10)          (3.65)          (3.75)        (2.74)        (2.74)
Year ended October 31,
 2002                          11.32        (0.09)          (1.96)          (2.05)           --            --
Year ended October 31,
 2003                           9.27        (0.06)           3.15            3.09            --            --
Six months ended April
 30, 2004 (Unaudited)          12.36        (0.04)           0.26            0.22            --            --
---------------------------------------------------------------------------------------------------------------

                                                                    RATIOS/SUPPLEMENTARY DATA
                                                     --------------------------------------------------------
                                                                                 RATIO OF NET
                           NET ASSET                 NET ASSETS    RATIO OF       INVESTMENT
                            VALUE,                   AT END OF     EXPENSES        LOSS TO
                            END OF      TOTAL          PERIOD     TO AVERAGE     AVERAGE NET       PORTFOLIO
                            PERIOD      RETURN        (000'S)     NET ASSETS        ASSETS        TURNOVER(a)
--------------------------------------------------------------------------------------------------------------
ADVISOR SHARES
Year ended October 31,
 1999                        $12.56       24.63 %      $148,538      1.18%           (0.81)%           77.74%
Year ended October 31,
 2000                         17.81       55.59 %       253,724      1.05%           (0.68)%           79.51%
Year ended October 31,
 2001                         11.32      (22.98)%       180,265      1.07%           (0.74)%           52.47%
Year ended October 31,
 2002                          9.27      (18.11)%       190,686      1.07%           (0.87)%          103.90%
Year ended October 31,
 2003                         12.36       33.33 %       326,072      1.01%           (0.72)%          152.05%
Six months ended April
 30, 2004 (Unaudited)         12.58        1.78 %(b)    271,704      0.96%(c)        (0.64)%(c)        59.71%
--------------------------------------------------------------------------------------------------------------

(a) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.

(b) Not annualized.

(c) Annualized.

See notes to financial statements.

                                             HSBC INVESTOR FAMILY OF FUNDS    53

         HSBC INVESTOR FUNDS -- OPPORTUNITY FUND
--------------------------------------------------------------------------------
         FINANCIAL HIGHLIGHTS
.................................................................................

         SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                                 INVESTMENT ACTIVITIES                      DIVIDENDS
                                       ------------------------------------------   --------------------------
                                                    NET REALIZED AND
                           NET ASSET                UNREALIZED GAINS     TOTAL       NET REALIZED
                            VALUE,        NET        (LOSSES) FROM        FROM        GAINS FROM
                           BEGINNING   INVESTMENT      INVESTMENT      INVESTMENT     INVESTMENT       TOTAL
                           OF PERIOD      LOSS        TRANSACTIONS     ACTIVITIES    TRANSACTIONS    DIVIDENDS
--------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                       $11.33       (0.19)           2.78            2.59          (0.73)         (0.73)
Year ended October 31,
 2000                        13.19       (0.26)           7.13            6.87          (1.31)         (1.31)
Year ended October 31,
 2001                        18.75       (0.14)          (3.58)          (3.72)         (5.43)         (5.43)
Year ended October 31,
 2002                         9.60       (0.13)          (1.64)          (1.77)            --             --
Year ended October 31,
 2003                         7.83       (0.10)           2.63            2.53             --             --
Six months ended April
 30, 2004 (Unaudited)        10.36       (0.06)           0.22            0.16             --             --
--------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                       $11.31       (0.23)           2.71            2.48          (0.73)         (0.73)
Year ended October 31,
 2000                        13.06       (0.28)           6.93            6.65          (1.31)         (1.31)
Year ended October 31,
 2001                        18.40       (0.23)*         (3.47)          (3.70)         (5.43)         (5.43)
Year ended October 31,
 2002                         9.27       (0.20)*         (1.56)          (1.76)            --             --
Year ended October 31,
 2003                         7.51       (0.18)*          2.52            2.34             --             --
Six months ended April
 30, 2004 (Unaudited)         9.85       (0.10)           0.22            0.12             --             --
--------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (g)                   $11.55       (0.10)           2.41            2.31          (0.73)         (0.73)
Year ended October 31,
 2000                        13.13       (0.32)           7.01            6.69          (1.31)         (1.31)
Year ended October 31,
 2001                        18.51       (0.24)*         (3.49)          (3.73)         (5.43)         (5.43)
Year ended October 31,
 2002                         9.35       (0.21)*         (1.57)          (1.78)            --             --
Year ended October 31,
 2003                         7.57       (0.18)           2.55            2.37             --             --
Six months ended April
 30, 2004 (Unaudited)         9.94       (0.11)           0.22            0.11             --             --

                                                                              RATIOS/SUPPLEMENTARY DATA
                                                       -----------------------------------------------------------------------
                                                                                     RATIO OF NET
                           NET ASSET                   NET ASSETS      RATIO OF       INVESTMENT       RATIO OF
                            VALUE,                     AT END OF       EXPENSES        LOSS TO        EXPENSES TO
                            END OF      TOTAL            PERIOD       TO AVERAGE     AVERAGE NET      AVERAGE NET   PORTFOLIO
                            PERIOD      RETURN          (000'S)       NET ASSETS        ASSETS         ASSETS(a)   TURNOVER(b)
------------------------------------------------------------------------------------------------------------------------------
CLASS A (INVESTOR) SHARES
Year ended October 31,
 1999                        $13.19     23.80 %(c)      $13,015         1.75%            (1.38)%         2.14%         77.74%
Year ended October 31,
 2000                         18.75     54.54 %(c)       15,415         1.65%            (1.29)%         1.84%         79.51%
Year ended October 31,
 2001                          9.60    (23.65)%(c)       11,892         1.65%            (1.32)%         1.97%         52.47%
Year ended October 31,
 2002                          7.83    (18.44)%(c)       11,384         1.65%            (1.45)%         2.08%        103.90%
Year ended October 31,
 2003                         10.36     32.31 %(c)       16,695         1.65%            (1.36)%         2.09%        152.05%
Six months ended April
 30, 2004 (Unaudited)         10.52      1.54 %(c)(d)    21,029         1.65%(e)         (1.33)%(e)      1.76%(e)      59.71%
------------------------------------------------------------------------------------------------------------------------------
CLASS B SHARES
Year ended October 31,
 1999                        $13.06     22.93 %(f)      $   536         2.48%            (2.12)%         2.92%         77.74%
Year ended October 31,
 2000                         18.40     53.30 %(f)        1,273         2.40%            (2.02)%         2.49%         79.51%
Year ended October 31,
 2001                          9.27    (24.16)%(f)        1,315         2.40%            (2.08)%         2.73%         52.47%
Year ended October 31,
 2002                          7.51    (18.99)%(f)        2,374         2.40%            (2.18)%         2.86%        103.90%
Year ended October 31,
 2003                          9.85     31.16 %(f)        3,952         2.40%            (2.11)%         2.83%        152.05%
Six months ended April
 30, 2004 (Unaudited)          9.97      1.22 %(d)(f)     4,628         2.40%(e)         (2.08)%(e)      2.51%(e)      59.71%
------------------------------------------------------------------------------------------------------------------------------
CLASS C SHARES
Period ended October 31,
 1999 (g)                    $13.13     21.00 %(d)(f)   $   289         2.38%(e)         (2.02)%(e)      2.77%(e)      77.74%
Year ended October 31,
 2000                         18.51     53.32 %(f)          707         2.40%            (2.02)%         2.46%         79.51%
Year ended October 31,
 2001                          9.35    (24.17)%(f)          407         2.40%            (2.06)%         2.71%         52.47%
Year ended October 31,
 2002                          7.57    (19.04)%(f)          329         2.40%            (2.20)%         2.83%        103.90%
Year ended October 31,
 2003                          9.94     31.31 %(f)          395         2.40%            (2.11)%         2.84%        152.05%
Six months ended April
 30, 2004 (Unaudited)         10.05      1.11 %(d)(f)       371         2.40%(e)         (2.08)%(e)      2.53%(e)      59.71%
------------------------------------------------------------------------------------------------------------------------------

 *  Calculated using average shares.
(a) During the period certain fees were reduced. If such fee reductions had not occurred, the ratio would have been as indicated.
(b) Portfolio turnover is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets.
(c) Excludes sales charge.
(d) Not annualized.
(e) Annualized.
(f) Excludes redemption charge.
(g) Class C Shares commenced operations on November 4, 1998.

See notes to financial statements.

54    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)
.................................................................................

1.  ORGANIZATION:

        The HSBC Investor Funds (the 'Trust'), a Massachusetts business trust organized on April 22, 1987, and the HSBC Advisor Funds Trust (the 'Advisor Trust'), a Massachusetts business trust organized on April 5, 1996, are registered under the Investment Company Act of 1940, as amended (the 'Act'), as open-end management investment companies. The Trust and Advisor Trust (collectively the 'Trusts') contain the following funds (individually a 'Fund,' collectively the 'Funds'):

FUND                                       SHORT NAME                     TRUST
----                                       ----------                     -----
HSBC Investor Limited Maturity Fund        Limited Maturity Fund          Trust
HSBC Investor Fixed Income Fund            Fixed Income Fund              Advisor Trust
HSBC Investor Bond Fund                    Bond Fund                      Trust
HSBC Investor New York Tax-Free Bond Fund  New York Tax-Free Bond Fund    Trust
HSBC Investor Equity Fund                  Equity Fund                    Trust
HSBC Investor Growth and Income Fund       Growth and Income Fund         Trust
HSBC Investor Mid-Cap Fund                 Mid-Cap Fund                   Trust
HSBC Investor International Equity Fund    International Equity Fund      Advisor Trust
HSBC Investor Overseas Equity Fund         Overseas Equity Fund           Trust
HSBC Investor Small Cap Equity Fund        Small Cap Equity Fund          Advisor Trust
HSBC Investor Opportunity Fund             Opportunity Fund               Trust

        The Funds are separate series of the Trusts and are part of the HSBC Investor Family of Funds. Financial statements for all other series of HSBC Investor Family of Funds are published separately.

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, International Equity Fund, Overseas Equity Fund, Small Cap Equity Fund, and the Opportunity Fund (individually a 'Feeder Fund,' collectively the 'Feeder Funds') utilize the Master Feeder Fund Structure and seek to achieve their investment objectives by investing all of their investable assets in their Respective Portfolios (as defined below), per the following schedule:

                                                                              PROPORTIONATE
                                                                               INTEREST ON
FUND                       RESPECTIVE PORTFOLIO                               APRIL 30, 2004
----                       --------------------                               --------------
Limited Maturity Fund      HSBC Investor Limited Maturity Portfolio               50.1%
Fixed Income Fund          HSBC Investor Fixed Income Portfolio                   55.4%
Bond Fund                  HSBC Investor Fixed Income Portfolio                   13.3%
International Equity Fund  HSBC Investor International Equity Portfolio           59.7%
Overseas Equity Fund       HSBC Investor International Equity Portfolio            7.9%
Small Cap Equity Fund      HSBC Investor Small Cap Equity Portfolio               72.7%
Opportunity Fund           HSBC Investor Small Cap Equity Portfolio                6.9%

        The HSBC Investor Limited Maturity Portfolio, HSBC Investor Fixed Income Portfolio, HSBC Investor International Equity Portfolio, and the HSBC Investor Small Cap Equity Portfolio (individually a 'Portfolio,' collectively the 'Portfolios'), are diversified series of the HSBC Investor Portfolios (the 'Portfolio Trust'), and like each Feeder Fund, are open-end management investment companies. The financial statements of the Portfolios, including the Schedules of Portfolio Investments, are included in this report. The financial statements of the Portfolios should be read in conjunction with the financial statements of the Feeder Funds.

        The Funds are authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Limited Maturity Fund, New York Tax-Free Bond Fund, Equity Fund, and the Growth and Income Fund each offers four classes of shares, Class A (Investor) Shares, Class B Shares, Class C Shares and Class Y Shares. The Mid-Cap Fund offers four classes of shares, Class A Shares, Class B Shares, Class C Shares, and Trust Shares. The Fixed Income Fund, International Equity Fund, and the Small Cap Equity Fund each offers one class of shares. The Bond Fund, Overseas Equity Fund, and the Opportunity Fund each offers three classes of shares, Class A (Investor) Shares, Class B Shares and Class C Shares. Each class of shares in the Funds has identical rights and privileges except

                                             HSBC INVESTOR FAMILY OF FUNDS    55

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

    with respect to fees paid under shareholder servicing or distribution plans, voting rights on matters affecting a single class of shares, and the exchange privilege of each class of shares.

        Under the Funds' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts with their vendors and others that provide for general indemnifications. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds. However, based on experience, the Funds expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('GAAP'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

    A. NEW YORK TAX-FREE BOND FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Funds' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Funds' Board of Trustees.

    B. FEEDER FUNDS

        The Feeder Funds record their investments in their respective Portfolios at value. Securities of the Portfolios are recorded at value as more fully discussed in the notes to those financial statements.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

    A. NEW YORK TAX-FREE BOND FUND, EQUITY FUND, GROWTH AND INCOME FUND, AND MID-CAP FUND

        Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

    B. FEEDER FUNDS

        The Feeder Funds record daily their pro-rata share of their respective Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Feeder Funds accrue their own expenses daily as incurred. Realized

56    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

    gains or losses and changes in unrealized appreciation or depreciation represent the Feeder Fund's share of such elements allocated from the Portfolio.

    FUTURES CONTRACTS:

        The New York Tax-Free Bond Fund and Equity Fund invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities they intend to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the New York Tax-Free Bond Fund and Equity Fund are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin', are made each day, depending on the daily fluctuations in the fair value of the underlying security. A gain or loss equal to the daily variation margin is recognized on a daily basis.

        Futures contracts may also be entered into for non-hedging purposes. A 'sale' of futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A 'purchase' of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

        Should market conditions move unexpectedly, the New York Tax-Free Bond Fund and the Equity Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    OPTIONS:

        The Growth and Income Fund and the Mid-Cap Fund may write covered call options against some of the securities in their portfolios provided the securities are listed on a national securities exchange. A call option is 'covered' if the Fund owns the underlying securities covered by the call. The premium received is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated on the expiration date as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain or loss. If the call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining a realized gain or loss. For the six months ended April 30, 2004, the funds did not write any covered call options.

    EXPENSE ALLOCATION:

        Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among various or all Funds within the HSBC Investor Family of Funds in relation to the net assets of each Fund or on another reasonable basis. Expenses specific to a class are charged to that class.

    DIVIDENDS TO SHAREHOLDERS:

        The Limited Maturity Fund, Fixed Income Fund, Bond Fund, and the New York Tax-Free Bond Fund declare all net investment income daily as dividends to their shareholders and distribute such dividends monthly. Dividends from net investment income, if any, are declared and distributed quarterly in the case of the Equity Fund, semiannually in the case of the Growth and Income Fund, Small Cap Equity Fund, and the Opportunity Fund and annually in the case of the Mid-Cap Fund, International Equity Fund and Overseas Equity Fund.

        The Funds' net realized gains, if any, are distributed to shareholders at least annually. Additional distributions are also made to the Funds' shareholders to the extent necessary to avoid the federal excise tax on certain undistributed income and net capital gains of regulated investment companies.

        The amount of dividends from net investment income and net realized gains are determined in accordance with federal income tax regulations which may differ from GAAP. These 'book/tax' differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (i.e. reclassification of market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified to paid-in capital; temporary

                                             HSBC INVESTOR FAMILY OF FUNDS    57

          HSBC INVESTOR FAMILY OF FUNDS
--------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

    differences do not require reclassification. The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distributed to shareholders on redemption of shares, as a part of the dividends paid deduction for income tax purposes.

    REDEMPTION/EXCHANGE FEE:

        Effective April 1, 2004, a redemption/exchange fee of 2.00% will be charged for any shares redeemed or exchanged after holding them for less than 30 days. This fee does not apply to shares purchased or exchanged into the Funds prior to April 1, 2004. Additionally, this fee does not apply to shares purchased through reinvested dividends or capital gains or shares held in certain omnibus accounts or retirement plans that cannot implement the fee. The redemption/exchange fee for the International Equity Fund and Overseas Equity Fund was effective beginning September 1, 2003. For the six months ended April 30, 2004 the following Funds collected redemption/exchange fees as follows:

FUND                                                          FEES COLLECTED
----                                                          --------------
International Equity Fund...................................     $12,613
Overseas Equity Fund........................................       5,455

    FEDERAL INCOME TAXES:

        Each Fund is a separate taxable entity for federal income tax purposes. Each Fund has qualified and intends to qualify each year as a 'regulated investment company' under Subchapter M of the Internal Revenue Code, as amended and to distribute substantially all of their taxable net investment income and net realized gains, if any, to their shareholders. Accordingly, no provision for federal income or excise tax is required.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as Investment Adviser to the New York Tax-Free Bond Fund, Growth and Income Fund and Mid-Cap Fund. As Investment Adviser, HSBC manages the investments of the Funds and continuously reviews, supervises and administers the Funds' investments. For its services as Investment Adviser, HSBC is entitled to receive a fee, computed daily and paid monthly, based on average daily net assets, at an annual rate of:

FUND                                                          FEE RATE
----                                                          --------
New York Tax-Free Bond Fund.................................   0.25%
Growth and Income Fund......................................   0.55%
Mid-Cap Fund................................................   0.55%

        HSBC also serves as Investment Adviser to the Equity Fund. Waddell & Reed Investment Management Company ('W&R') and NWQ Investment Management Co., LLC ('NWQ') serve as Sub-Investment Advisers to the Equity Fund and are paid for their services directly by HSBC. On January 30, 2004, W&R and NWQ replaced Alliance Capital Management L.P. and Institutional Capital Corporation, respectively, as Sub-Investment Advisers to the Equity Fund. For their services as Investment Adviser and Sub-Investment Advisers to the Equity Fund, HSBC, W&R and NWQ receive in aggregate a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $50 million...........................................   0.500%
In excess of $50 million but not exceeding $100 million.....   0.425%
In excess of $100 million but not exceeding $200 million....   0.375%
In excess of $200 million...................................   0.325%

58    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
-------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
................................................................................

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Trusts are affiliated, serves the Trusts as Administrator. Such officers are paid no fees directly by the Funds for serving as officers of the Trusts. Under the terms of the administration agreement, BISYS Ohio receives from the Funds a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS                             FEE RATE
---------------------------------                             --------
Up to $8 billion............................................   0.075%
In excess of $8 billion but not exceeding $9.25 billion.....   0.070%
In excess of $9.25 billion but not exceeding $12 billion....   0.050%
In excess of $12 billion....................................   0.030%

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the HSBC Investor Family of Funds based upon its pro-rata share of net assets. The Portfolios pay half of each Feeder Fund's administration fee for a combination of the total fee rate above. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Funds.

    DISTRIBUTION PLAN:

        BISYS Fund Services Limited Partnership ('BISYS'), a wholly-owned subsidiary of The BISYS Group, Inc., serves the Funds as Distributor (the 'Distributor'). The Trusts have adopted a non-compensatory Distribution Plan and Agreement (the 'Plan') pursuant to Rule 12b-1 of the Act. The Plan provides for a monthly payment of actual expenses by the Funds to the Distributor at a rate not to exceed 0.25% of the average daily net assets of Class A (Investor) Shares (currently not being charged) and 0.75% of the average daily net assets of Class B Shares and Class C Shares of the Funds. This payment represents expenses incurred by the Distributor for marketing costs and services rendered in distributing the Funds' shares. BISYS, as the Funds' distributor, recovered $450,459 in commissions from sales of the funds of which $450,415 was reallowed to affiliated brokers and dealers. The Distributor also receives the proceeds of any CDSC imposed on redemptions of Class B Shares and Class C Shares. In addition, the Distributor retains a portion of the front-end sales charge of Class A (Investor) Shares. For the six months ended April 30, 2004, the Distributor retained $169 from dealer commissions.

    SHAREHOLDER SERVICING:

        The Trusts have entered into a Shareholder Servicing Agreement with its shareholder servicing agents (which currently consists of HSBC and its affiliates) for providing various shareholder services. The aggregate fees paid to the Distributor pursuant to the Distribution Plan and to shareholder servicing agents pursuant to the Shareholder Servicing Agreement may not exceed 0.25% of the average daily net assets of Class A (Investor) Shares, and 1.00% of the average daily net assets of Class B Shares and Class C Shares.

    FEE REDUCTIONS:

        The Investment Adviser has agreed to limit the total expenses, exclusive of taxes, brokerage commissions and extraordinary expenses, of the Limited Maturity Fund, Bond Fund, New York Tax-Free Bond Fund, Balanced Fund,

                                             HSBC INVESTOR FAMILY OF FUNDS    59

          HSBC INVESTOR FAMILY OF FUNDS
-------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
................................................................................

    Overseas Equity Fund and Opportunity Fund. Each Fund Class has it's own expense limitations based on average daily net assets for any full fiscal year as follows:

                                                                      EXPENSE
FUND                                                          CLASS  LIMITATION
----                                                          -----  ----------
Limited Maturity Fund.......................................    A       1.10%
Limited Maturity Fund.......................................    B       1.85
Limited Maturity Fund.......................................    C       1.85
Limited Maturity Fund.......................................    Y       0.85
Bond Fund...................................................    A       1.10
Bond Fund...................................................    B       1.85
Bond Fund...................................................    C       1.85
New York Tax-Free Bond Fund.................................    A       0.95
New York Tax-Free Bond Fund.................................    B       1.70
New York Tax-Free Bond Fund.................................    C       1.70
New York Tax-Free Bond Fund.................................    Y       0.70
Overseas Equity Fund........................................    A       1.85
Overseas Equity Fund........................................    B       2.60
Overseas Equity Fund........................................    C       2.60
Opportunity Fund............................................    A       1.65
Opportunity Fund............................................    B       2.40
Opportunity Fund............................................    C       2.40

    FUND ACCOUNTING, TRANSFER AGENCY AND CUSTODIAN:

        BISYS Ohio provides fund accounting and transfer agency services for all classes of each Fund. In addition, HSBC serves as custodian for the New York Tax-Free Bond Fund, Equity Fund, Balanced Fund and Growth and Income Fund. For services to the Funds, BISYS Ohio receives an annual fee from each fund accrued daily and paid monthly.

4.  INVESTMENT TRANSACTIONS:

        Purchases of and proceeds from sales, excluding short-term securities, for the Funds for the six months ended April 30, 2004, totaled:

                                                               PURCHASES       SALES
                                                               ---------       -----
New York Tax-Free Bond Fund.................................  $15,699,435   $ 9,407,605
Equity Fund.................................................   76,906,912    71,186,237
Growth and Income Fund......................................   69,757,675    72,580,971
Mid-Cap Fund................................................   63,586,490   115,373,417

        Contributions and withdrawals of the respective Portfolios for the six months ended April 30, 2004, totaled:

                                                              CONTRIBUTIONS   WITHDRAWALS
                                                              -------------   -----------
Limited Maturity Fund.......................................   $ 5,802,350    $10,654,215
Fixed Income Fund...........................................    13,821,111     21,869,948
Bond Fund...................................................     6,653,238      3,959,026
International Equity Fund...................................    13,633,931     17,662,739
Overseas Equity Fund........................................     6,828,147      1,813,570
Small Cap Equity Fund.......................................    23,525,450     84,325,522
Opportunity Fund............................................     7,709,972      3,037,511

60    HSBC INVESTOR FAMILY OF FUNDS

          HSBC INVESTOR FAMILY OF FUNDS
-------------------------------------------------------------------------------
    NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
................................................................................

5.  CONCENTRATION OF CREDIT RISK:

        The New York Tax-Free Bond Fund invests primarily in debt obligations issued by the State of New York and its respective political subdivisions, agencies and public authorities. The Fund is more susceptible to economic and political factors adversely affecting issuers of New York specific municipal securities than are municipal bond funds that are not concentrated in these issuers to the same extent.

6.  SUBSEQUENT EVENT:

        On May 7, 2004 the Equity Fund reorganization into two separate HSBC Investor Funds, the HSBC Investor Growth Fund and HSBC Investor Value Fund, took place. Shareholders of the Equity Fund became shareholders of both the HSBC Investor Growth Fund and the HSBC Investor Value Fund as a result of the reorganization, receiving shares of the HSBC Investor Growth Fund and the HSBC Investor Value Fund having an aggregate net asset value equal to the aggregate net asset value of their investment in the Equity Fund.

                                             HSBC INVESTOR FAMILY OF FUNDS    61

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
.................................................................................

---------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  - 62.7%

                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
FEDERAL HOME LOAN BANK  - 2.0%
2.50%, 12/15/05........................  1,600,000    1,608,488
                                                     ----------
FEDERAL HOME LOAN MORTGAGE CORP.  - 18.4%
3.25%, 2/25/08.........................  2,000,000    1,967,086
Pool #E92282, 5.50%, 11/1/17...........  1,753,210    1,800,241
4.50%, 10/25/27........................  3,000,000    3,024,920
Pool #C01188, 7.00%, 6/1/31............    572,597      604,669
Pool #C75371, 6.00%, 1/1/33............  1,081,160    1,106,581
Pool #A11010, 5.00%, 7/1/33............  1,860,116    1,804,810
Pool #A14659, 6.50%, 10/1/33...........  1,835,988    1,925,486
Pool #E96835, 4.50%, 6/1/18............  2,239,840    2,209,633
                                                     ----------
                                                     14,443,426
                                                     ----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 21.3%
5.75%, 2/15/08.........................    500,000      538,275
4.00%, 9/2/08..........................  1,000,000      999,716
6.40%, 5/14/09.........................  1,000,000    1,001,480
5.50%, 3/15/11.........................    750,000      793,138
4.625%, 5/1/13.........................  1,250,000    1,196,256
Pool #535063, 6.50%, 12/1/14...........    482,132      510,859
Pool #535933, 6.50%, 5/1/31............    416,897      433,964
Pool #593187, 7.00%, 11/1/31...........  1,317,203    1,392,434
Pool #695204, 5.50%, 3/1/33............  1,524,793    1,522,426
Pool #694985, 6.00%, 3/1/33............  2,123,379    2,173,159
Pool #704439, 5.00%, 5/1/18............  2,217,640    2,233,263
Pool #740686, 6.50%, 10/1/33...........  1,804,576    1,881,978
Pool #753474, 5.50%, 11/1/33...........  1,934,671    1,931,496
                                                     ----------
                                                     16,608,444
                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.3%
Pool #2687, 6.00%, 12/20/28............    722,063      740,874
Pool #3415, 5.50%, 7/20/33.............  1,837,430    1,838,077
                                                     ----------
                                                      2,578,951
                                                     ----------
U.S. TREASURY BILLS  - 3.8%
0.785%, 5/6/04 (b).....................  1,800,000    1,799,892
0.79%, 5/13/04 (b).....................  1,200,000    1,199,743
                                                     ----------
                                                      2,999,635
                                                     ----------
U.S. TREASURY NOTES  - 13.9%
2.00%, 11/30/04........................  1,200,000    1,205,110
5.75%, 11/15/05........................  1,800,000    1,900,969
5.625%, 2/15/06........................    500,000      530,176
3.25%, 8/15/07.........................    750,000      756,211
5.50%, 2/15/08.........................    750,000      811,319
3.125%, 4/15/09........................  3,300,000    3,227,425
4.875%, 2/15/12........................  1,000,000    1,039,609
4.375%, 8/15/12........................    500,000      500,957
4.00%, 2/15/14.........................  1,000,000      960,625
                                                     ----------
                                                     10,932,401
                                                     ----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS....................              49,171,345
                                                     ----------

---------------------------------------------------------------

 CORPORATE OBLIGATIONS  - 30.2%

AEROSPACE & DEFENSE  - 1.0%
Honeywell International, Inc., 5.125%,
 11/1/06...............................    750,000      789,008
                                                     ----------
AUTO MANUFACTURERS  - 1.0%
General Motors Corp., 7.20%, 1/15/11...    750,000      797,513
                                                     ----------
BANKING  - 4.5%
Citigroup, Inc., 6.50%, 1/18/11........    750,000      829,596
Corestates Capital, 6.75%, 11/15/06....  1,000,000    1,096,485
Wachovia Corp., 6.15%, 3/15/09.........    750,000      813,314
Washington Mutual Financial Corp.,
 6.25%, 5/15/06........................    750,000      802,898
                                                     ----------
                                                      3,542,293
                                                     ----------
BROKERAGE SERVICES  - 4.8%
Goldman Sachs Group, Inc., 5.70%,
 9/1/12................................    500,000      515,505
Goldman Sachs Group, Inc., 6.125%,
 2/15/33...............................    750,000      721,427
Lehman Brothers Holdings, Inc., 6.25%,
 5/15/06...............................    500,000      534,500
Lehman Brothers Holdings, Inc., 3.50%,
 8/7/08................................  1,000,000      981,877
Merrill Lynch & Co., 3.375%, 9/14/07...  1,000,000    1,001,214
                                                     ----------
                                                      3,754,523
                                                     ----------
CONSUMER PRODUCTS  - 2.9%
Archer Daniels Midland Co., 5.935%,
 10/1/32...............................    500,000      489,556
General Electric Co., 5.00%, 2/1/13....    500,000      497,131
The Procter & Gamble Co., 4.00%,
 4/30/05...............................  1,250,000    1,275,780
                                                     ----------
                                                      2,262,467
                                                     ----------
FINANCE  - 10.3%
CIT Group, Inc., 4.125%, 2/21/06.......  1,000,000    1,025,297
CIT Group, Inc., 5.00%, 2/13/14........  1,000,000      955,177
Countrywide Home Loans, Inc., 5.50%,
 8/1/06................................  1,250,000    1,315,393
Ford Motor Credit Co., 6.50%,
 1/25/07...............................  1,250,000    1,325,555
General Electric Capital Corp., 6.75%,
 3/15/32...............................    500,000      538,304
General Motors Accept Corp., 4.50%,
 7/15/06...............................    250,000      255,416
General Motors Accept Corp., 5.125%,
 5/9/08................................    500,000      508,221
Morgan Stanley, 4.75%, 4/1/14..........    750,000      700,718
SLM Corp., 3.95%, 8/15/08..............  1,000,000      999,542
Washington Mutual, Inc., 4.625%,
 4/1/14................................    500,000      462,566
                                                     ----------
                                                      8,086,189
                                                     ----------

62    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR LIMITED MATURITY PORTFOLIO
--------------------------------------------------------------------------------
 SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

---------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                         PRINCIPAL
                                         AMOUNT($)    VALUE($)
                                         ---------   ----------
GOVERNMENTS (FOREIGN)  - 0.6%
United Mexican States, 4.625%,
 10/8/08...............................    500,000      497,500
                                                     ----------
INSURANCE  - 0.3%
Travelers Property Casualty Corp.,
 6.375%, 3/15/33.......................    250,000      248,831
                                                     ----------
MEDIA  - 1.9%
Comcast Corp., 5.30%, 1/15/14..........  1,000,000      976,171
Time Warner, Inc., 6.125%, 4/15/06.....    500,000      530,263
                                                     ----------
                                                      1,506,434
                                                     ----------
PHARMACEUTICALS  - 1.3%
Pfizer, Inc., 3.625%, 11/1/04..........  1,000,000    1,011,114
                                                     ----------
RETAIL  - 0.7%
Wal-Mart Stores, Inc., 4.375%,
 7/12/07...............................    500,000      516,222
                                                     ----------
TELECOMMUNICATIONS  - 0.6%
Deutsche Telekom International Finance
 BV, 3.875%, 7/22/08...................    500,000      497,307
                                                     ----------
UTILITIES  - 0.3%
Pacific Gas & Electric Co., 1.81%,
 4/3/06................................    100,000      100,039
Pacific Gas & Electric Co., 4.80%,
 3/1/14................................    135,000      129,165
                                                     ----------
                                                        229,204
                                                     ----------
TOTAL CORPORATE OBLIGATIONS............              23,738,605
                                                     ----------

---------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.1%

American Express Credit Account Master
 Trust 99 2 A, 5.95%, 12/15/06.........    750,000      751,508
Honda Auto Receivables Owner Trust 03
 1 A4, 2.48%, 7/18/08..................  2,500,000    2,497,689
                                                     ----------
TOTAL ASSET BACKED SECURITIES..........               3,249,197
                                                     ----------

---------------------------------------------------------------
 INVESTMENT COMPANIES  - 2.2%
HSBC Investor Money Market Fund Class I
 Shares*...............................  1,745,622    1,745,622
                                                     ----------
TOTAL INVESTMENT COMPANIES.............               1,745,622
                                                     ----------
TOTAL INVESTMENTS
 (COST $77,925,328) (a)  - 99.2%.......              77,904,769
                                                     ----------
                                                     ----------

--------------

Percentages indicated are based on net assets of $78,504,755.

(a) Cost differs from value by net unrealized depreciation as follows:

  Unrealized appreciation...........  $ 802,870
  Unrealized depreciation...........   (823,429)
                                      ---------
  Net unrealized depreciation.......  $ (20,559)
                                      ---------
                                      ---------

 * Investment in affiliate.

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    63

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
.................................................................................

----------------------------------------------------------------
 U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  -  60.7%

                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
FEDERAL FARM CREDIT BANK  - 1.1%
3.60%, 10/29/07, Callable 10/29/04 @
 100..................................  2,100,000      2,092,451
                                                     -----------
FEDERAL HOME LOAN BANK  - 10.8%
2.875%, 9/15/06.......................  1,850,000      1,855,924
4.40%, 11/20/06.......................  4,500,000      4,668,894
5.05%, 2/6/13, Callable 5/17/04 @
 100..................................  5,795,000      5,740,481
5.00%, 2/7/13, Callable 2/7/05 @
 100..................................  6,085,000      6,025,914
6.25%, 8/27/18, Callable 8/27/04 @
 100..................................  2,200,000      2,207,753
                                                     -----------
                                                      20,498,966
                                                     -----------
FEDERAL HOME LOAN MORTGAGE CORP. - 9.4%
5.75%, 9/15/10........................  4,910,000**    6,487,146
4.50%, 10/25/27.......................  7,000,000      7,058,147
Pool #C00368, 8.50%, 10/1/24..........     85,326         93,225
Pool #C00922, 8.00%, 2/1/30...........    677,176        732,187
Pool #C54447, 7.00%, 7/1/31...........    187,068        197,546
Pool #C60712, 6.50%, 11/1/31..........  1,616,287      1,683,232
Pool #C80387, 6.50%, 4/1/26...........     78,496         81,947
Pool #D62926, 6.50%, 8/1/25...........     46,403         48,471
Pool #G00951, 6.00%, 7/1/28...........    674,087        690,851
Pool #G01317, 7.00%, 10/1/31..........    608,880        642,984
                                                     -----------
                                                      17,715,736
                                                     -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION  - 17.0%
6.75%, 1/25/08........................    768,225        777,326
4.625%, 5/1/13........................  3,300,000      3,158,118
5.75%, 11/7/17........................  2,575,000      2,582,650
6.25%, 5/15/29........................  1,798,000      1,909,041
6.625%, 11/15/30......................  1,400,000      1,555,414
5.50%, 8/1/33......................... 12,777,449     12,756,482
Pool #253438, 8.50%, 9/1/30...........    182,355        196,988
Pool #329530, 7.00%, 12/1/25..........    177,853        188,563
Pool #329655, 7.00%, 11/1/25..........    114,021        120,888
Pool #356905, 3.36%, 10/1/36 (b)......    497,173        509,883
Pool #398958, 6.50%, 10/1/12..........    176,497        187,172
Pool #535332, 8.50%, 4/1/30...........    146,530        158,431
Pool #535440, 8.50%, 8/1/30...........    175,784        189,890
Pool #535608, 9.50%, 4/1/30...........    264,865        298,011
Pool #548965, 8.50%, 7/1/30...........    115,851        125,147
Pool #568486, 7.00%, 1/1/31...........    105,907        111,956
Pool #573752, 8.50%, 2/1/31...........    154,733        167,150
Pool #575328, 6.50%, 4/1/31...........    257,509        268,050
Pool #623129, 6.50%, 1/1/32...........  2,196,746      2,286,675
Pool #651901, 6.00%, 8/1/32...........  2,366,697      2,422,255
Pool #695777, 5.50%, 4/1/33...........  2,113,063      2,109,782
                                                     -----------
                                                      32,079,872
                                                     -----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION  - 3.1%
Pool #346406, 7.50%, 2/15/23..........    207,950        224,768
Pool #412530, 7.50%, 12/15/25.........    237,806        256,572
Pool #587112, 6.00%, 6/15/32..........  3,490,276      3,580,881
Pool #780804, 10.00%, 12/15/20........    157,284        176,616
Pool #780826, 9.50%, 5/15/18..........     93,221        104,907
Pool #781300, 7.00%, 6/15/31..........    523,973        557,445
Pool #781345, 6.00%, 10/15/31.........    869,712        891,947
                                                     -----------
                                                       5,793,136
                                                     -----------
U.S. TREASURY BILLS  - 2.6%
0.96%, 6/24/04 (b)....................  5,000,000      4,993,680
                                                     -----------
U.S. TREASURY BONDS  - 4.6%
2.25%, 2/15/07........................  3,000,000      2,959,452
5.25%, 11/15/28.......................  2,000,000      1,965,390
5.375%, 2/15/31.......................  3,705,000      3,753,628
                                                     -----------
                                                       8,678,470
                                                     -----------
U.S. TREASURY NOTES  - 12.1%
2.00%, 11/30/04.......................  4,000,000      4,017,032
1.625%, 1/31/05.......................  6,000,000      6,010,548
1.625%, 3/31/05.......................  3,500,000      3,502,870
1.625%, 2/28/06.......................  3,000,000      2,968,125
3.875%, 2/15/13.......................  1,120,000      1,077,213
3.625%, 5/15/13.......................  2,925,000      2,760,012
4.00%, 2/15/14........................  2,600,000      2,497,625
                                                     -----------
                                                      22,833,425
                                                     -----------
TOTAL U.S. GOVERNMENT AND GOVERNMENT
 AGENCY OBLIGATIONS...................               114,685,736
                                                     -----------

----------------------------------------------------------------
 CORPORATE OBLIGATIONS  - 25.9%
AEROSPACE & DEFENSE  - 1.0%
Lockheed Martin Corp., 8.20%,
 12/1/09..............................  1,250,000      1,484,774
Lockheed Martin Corp., 8.50%,
 12/1/29..............................    300,000        379,656
                                                     -----------
                                                       1,864,430
                                                     -----------
FINANCE  - 18.5%
AIG SunAmerica Global Financing VI,
 6.30%, 5/10/11 (c)...................    642,000        693,902
Anthem Insurance, 9.125%, 4/1/10
 (c)..................................    205,000        254,244
Anthem Insurance, 9.00%, 4/1/27 (c)...    305,000        404,931
AXA Financial, Inc., 6.50%, 4/1/08....    165,000        180,818
Capital One Bank, 5.125%, 2/15/14.....    725,000        693,504
CIT Group, Inc., 7.375%, 4/2/07.......  4,725,000      5,243,539
Citigroup, Inc., 7.25%, 10/1/10.......    657,000        750,384
Citigroup, Inc., 5.625%, 8/27/12......  2,500,000      2,606,880
EOP Operating LP, 7.50%, 4/19/29......    163,000        176,196
Farmers Exchange Capital, 7.05%,
 7/15/28 (c)..........................    388,000        376,634
Farmers Insurance Exchange, 8.625%,
 5/1/24 (c)...........................    238,000        269,202
Florida Windstorm, 7.125%, 2/25/19
 (c)..................................    608,000        697,014
Ford Motor Credit Co., 7.00%,
 10/1/13..............................  3,150,000      3,239,554
General Electric Capital Corp., 8.75%,
 5/21/07..............................  1,300,000      1,510,285
General Electric Capital Corp.,
 7.375%, 1/19/10......................    447,000        514,430
General Electric Capital Corp.,
 6.875%, 11/15/10.....................  2,000,000      2,247,052
General Motors Acceptance Corp.,
 8.00%, 11/1/31.......................    775,000        817,954
Goldman Sachs Capital I, 6.345%,
 2/15/34..............................    500,000        477,919
Goldman Sachs Group, Inc., 6.875%,
 1/15/11..............................  3,080,000      3,427,090
Hutchison Whampoa Finance CI Ltd.,
 7.45%, 8/1/17 (c)....................    402,000        424,942
J.P. Morgan Chase & Co., 5.25%,
 5/30/07..............................  3,500,000      3,687,498
Metropolitan Life Insurance Co.,
 7.80%,
 11/1/25 (c)..........................    275,000        320,258
Morgan Stanley, 5.80%, 4/1/07.........  2,500,000      2,670,409
New York Life Insurance, 7.50%,
 12/15/23 (c).........................    250,000        259,653
PNC Institutional Capital Trust A,
 7.95%, 12/15/26 (c)..................    187,000        200,727
Prime Property Funding II, 7.00%,
 8/15/04 (c)..........................    210,000        213,431
Prudential Insurance Co., 8.30%,
 7/1/25 (c)...........................    548,000        664,647
Travelers Property Casualty Corp.,
 7.75%, 4/15/26.......................  1,000,000      1,179,153

64    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

----------------------------------------------------------------
 CORPORATE OBLIGATIONS, CONTINUED
                                        PRINCIPAL
                                        AMOUNT($)     VALUE($)
                                        ----------   -----------
Washington Mutual, Inc., 4.625%,
 4/1/14...............................  1,000,000        925,132
                                                     -----------
                                                      35,127,382
                                                     -----------
GOVERNMENTS (FOREIGN)  - 0.3%
United Mexican States, 8.125%,
 12/30/19.............................    495,000        538,313
                                                     -----------
HEALTH CARE  - 0.5%
Health Net, Inc., 8.375%, 4/15/11.....    295,000        348,243
Wyeth, 6.70%, 3/15/11.................    480,000        530,518
                                                     -----------
                                                         878,761
                                                     -----------
HOTELS & LODGING  - 0.2%
Harrahs Operating Co., Inc., 8.00%,
 2/1/11...............................    287,000        331,556
                                                     -----------
MEDIA  - 0.2%
Viacom, Inc., 6.625%, 5/15/11.........    392,000        434,322
                                                     -----------
OIL & GAS  - 1.1%
Anadarko Finance Co., 6.75%, 5/1/11
 (c)..................................  1,250,000      1,377,618
Conoco, Inc., 6.95%, 4/15/29..........    565,000        621,477
                                                     -----------
                                                       1,999,095
                                                     -----------
REFUSE SYSTEMS  - 0.1%
Waste Management, Inc., 7.375%,
 5/15/29..............................    160,000        175,921
                                                     -----------
RENTAL -- AUTO AND EQUIPMENT  - 1.8%
Hertz Corp., 1.66%, 8/13/04 (b).......  3,500,000      3,500,021
                                                     -----------
TELECOMMUNICATIONS  - 1.6%
Comcast Cable Communications Holdings,
 Inc., 8.375%, 3/15/13................  2,200,000      2,624,882
Lenfest Communications, 7.625%,
 2/15/08..............................    330,000        366,832
                                                     -----------
                                                       2,991,714
                                                     -----------
UTILITIES  - 0.6%
Pacific Gas & Electric Co., 4.80%,
 3/1/14...............................    480,000        459,256
Pacific Gas & Electric Co., 6.05%,
 3/1/34...............................    350,000        330,995
RAS Laffan Liquid Natural Gas, 8.29%,
 3/15/14 (c)..........................    348,000        403,874
                                                     -----------
                                                       1,194,125
                                                     -----------
TOTAL CORPORATE OBLIGATIONS...........                49,035,640
                                                     -----------

----------------------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS  - 3.5%
Banc of America Commercial Mortgage,
 Inc. 00 2 A2, 7.20%, 5/15/10.........    675,000        762,628
Chase Commercial Mortgage Securities
 Corp. 99 2 A2, 7.20%, 1/15/32........    700,000        793,716
DLJ Mortgage Acceptance Corp. IO 97
 CF1 S, 0.945%, 5/15/30 (b) (c).......    881,888         16,497
Fannie Mae IO 00 16 PS, 7.50%,
 10/25/29 (b).........................    237,036         20,189
Fannie Mae IO 01 4 SA, 6.45%,
 2/17/31 (b)..........................    573,604         53,981
Fannie Mae IO 200 32 SV, 7.50%,
 3/18/30 (b)..........................    135,124          8,885
Fannie Mae IO 270 2, 8.50%,
 9/1/23 (d)...........................    133,110         27,434
Fannie Mae IO 296 2, 8.00%,
 4/1/24 (d)...........................    149,741         27,633
Fannie Mae IO 306, 8.00%,
 5/1/30 (d)...........................    237,526         49,162
FHA Weyerhauser, 7.43%, 1/1/24........     81,265         81,525
First Union-Chase Commercial Mortgage
 99 C2 A2, 6.645%, 6/15/31............    597,000        655,456
Freddie Mac IO 1534 K, 6.275%,
 6/15/23 (d)..........................    416,842         36,301
Freddie Mac IO 2141 SD, 7.05%,
 4/15/29 (d)..........................    286,325         40,915
Freddie Mac IO 2247 SC, 6.40%,
 8/15/30 (d)..........................    220,255         13,809
GE Capital Commercial Mortgage Corp.
 01 1 A1, 6.08%, 5/15/33..............    286,144        305,168
GMAC Commercial Mortgage Securities,
 Inc. 98 C2 A2, 6.42%, 5/15/35........    587,000        641,219
GMAC Commercial Mortgage Securities,
 Inc. IO 96 C1 X2, 1.83%, 10/15/28
 (b)..................................    403,586         15,134
Government National Mortgage
 Association IO 99 29 SD, 6.90%,
 3/16/26 (b)..........................    178,917          7,868
Government National Mortgage
 Association IO 99 30 S, 7.50%,
 8/16/29 (b)..........................    250,002         25,072
Government National Mortgage
 Association IO 99 30 SA, 6.90%,
 4/16/29 (b)..........................    308,894         29,502
Government National Mortgage
 Association IO 99 32 SB, 6.90%,
 7/16/27 (b)..........................    192,095         12,294
GS Mortgage Securities Corp. IO 97 GL
 X2, 0.78%, 7/13/30 (b)...............    376,827          8,908
LB-UBS Commercial Mortgage Trust 00 C3
 A1, 7.95%, 7/15/09...................    307,445        337,453
LB-UBS Commercial Mortgage Trust 00 C4
 A2, 7.37%, 8/15/26...................    600,000        686,819
PNC Mortgage Acceptance Corp. 00 C2
 A2, 7.30%, 10/12/33..................    600,000        682,064
Ryland Mortgage Securities Corp. 94 4
 C1, 3.84%, 9/25/30 (b)...............    521,564        521,073
Salomon Brothers Mortgage Securities
 VII 00 C3 A2, 6.59%, 12/18/33........    650,000        715,375
                                                     -----------
TOTAL COLLATERALIZED MORTGAGE
 OBLIGATIONS..........................                 6,576,080
                                                     -----------

----------------------------------------------------------------
 ASSET BACKED SECURITIES  - 4.4%
Citibank Credit Card Issuance Trust 00
 A3, 6.875%, 11/16/09.................  1,115,000      1,237,845
Connecticut RRB Special Purpose Trust
 CL&P-1 01 1 A5, 6.21%, 12/30/11......    700,000        765,549
Detroit Edison Securitization Funding
 LLC 01 1 A3, 5.875%, 3/1/10..........    357,000        381,953
Detroit Edison Securitization Funding
 LLC 01 1 A5, 6.42%, 3/1/15...........    417,000        459,936
MBNA Master Credit Card Trust 00 E A,
 7.80%, 10/15/12......................    600,000        708,623
MBNA Master Credit Card Trust 99 B A,
 5.90%, 8/15/11.......................    527,000        570,262
Peco Energy Transition Trust 00 A A3,
 7.625%, 3/1/10.......................    600,000        691,685
Peco Energy Transition Trust 01 A A1,
 6.52%, 12/31/10......................    550,000        610,518
PSE&G Transition Funding LLC 01 1 A6,
 6.61%, 6/15/15.......................    355,000        396,996
Union Acceptance Corp. 01 C B, 4.73%,
 11/9/09..............................  2,500,000      2,575,110
                                                     -----------
TOTAL ASSET BACKED SECURITIES.........                 8,398,477
                                                     -----------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    65

          HSBC INVESTOR FIXED INCOME PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

----------------------------------------------------------------
 INVESTMENT COMPANIES  - 4.3%
                                        SHARES($)     VALUE($)
                                        ----------   -----------
HSBC Investor Money Market Fund Class
 I Shares*............................  8,077,533      8,077,533
                                                     -----------
TOTAL INVESTMENT COMPANIES............                 8,077,533
                                                     -----------
TOTAL INVESTMENTS
 (COST $180,231,010) (A)  - 98.8%.....               186,773,466
                                                     -----------
                                                     -----------

---------

Percentages indicated are based on net assets of $188,994,375.

(a) Cost differs from value by net unrealized appreciation as follows:

      Unrealized appreciation.........  $ 8,193,193
      Unrealized depreciation.........   (1,650,737)
                                        -----------
      Net unrealized appreciation.....  $ 6,542,456
                                        -----------
                                        -----------

(b) Variable rate security. The interest rates on these securities are adjusted periodically to reflect then-current short-term interest rates. The rates presented in this report represents the rates that were in effect on April 30, 2004. However, each of these securities contains put or demand features that allow the fund to require the issuer to repurchase the security from the fund within various time periods, including daily, weekly, monthly, or semi-annually.

(c) Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. These securities have been deemed liquid by the investment manager based on procedures approved by the Board of Trustees.

(d) Interest-only represents securities that entitle holders to receive only interest payments on the underlying mortgages. The yield to maturity of an Interest-Only is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the notional amount of the underlying mortgages.

 *  Investment in affiliate.

**  The principal amount of the security is denominated in Euro.

66    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 98.6%
                                          SHARES       VALUE($)
                                        -----------   -----------
AUSTRALIA  - 0.9%
BlueScope Steel Ltd...................      418,300     1,763,279
WMC Resources Ltd.....................       85,800       295,803
                                                      -----------
                                                        2,059,082
                                                      -----------
BELGIUM  - 1.7%
Agfa Gevaert NV.......................       57,700     1,306,687
Belgacom (b)..........................       18,300       554,662
KBC Bankverzekeringsholding...........       31,600     1,769,217
                                                      -----------
                                                        3,630,566
                                                      -----------
BRAZIL  - 0.8%
Gerdau SA ADR.........................       16,700       351,034
Petroleo Brasileiro SA ADR............       41,000     1,022,950
Unibanco GDR..........................       13,000       254,800
Votorantim Celulos Papel SA ADR.......        6,400       200,960
                                                      -----------
                                                        1,829,744
                                                      -----------
CANADA  - 3.6%
Bank of Nova Scotia...................      144,800     3,711,603
BCE, Inc..............................       31,500       633,767
Canadian National Railway Co..........       37,500     1,413,804
CP Railway Ltd........................       59,500     1,323,379
Manulife Financial Corp...............       19,100       706,309
                                                      -----------
                                                        7,788,862
                                                      -----------
DENMARK  - 0.8%
Danske Bank A/S.......................       82,100     1,835,820
                                                      -----------
FINLAND  - 0.9%
Nokia Corp., Class A..................      140,800     1,968,035
                                                      -----------
FRANCE  - 7.3%
Assurances Generales de France........       75,600     4,587,213
BNP Paribas SA........................       58,900     3,507,002
Credit Agricole SA....................       75,900     1,860,949
France Telecom SA (b).................       32,800       783,674
Societe Generale (b)..................       33,700     2,786,615
Total SA..............................       12,500     2,299,441
                                                      -----------
                                                       15,824,894
                                                      -----------
GERMANY  - 7.2%
Continental AG........................       45,000     1,930,886
E.ON AG...............................       42,300     2,798,408
Fraport AG (b)........................       50,500     1,419,227
Fresenius Medical Care AG.............       22,800     1,574,220
HeidelbergCement AG (b)...............       47,600     2,153,671
MAN AG................................       66,000     2,397,174
Siemens AG............................       26,600     1,893,848
Volkswagen AG.........................       35,200     1,537,252
                                                      -----------
                                                       15,704,686
                                                      -----------
HUNGARY  - 0.5%
MOL Magyar Olaj -- es Gazipari Rt.
 GDR..................................       31,700     1,131,135
                                                      -----------
INDIA  - 0.6%
ICICI Bank Ltd. ADR...................       89,300     1,384,150
                                                      -----------
INDONESIA  - 0.3%
PT Astra International Tbk............      878,000       571,130
                                                      -----------
ITALY  - 3.9%
Banca Intesa SpA......................      539,492     1,772,536
ENI SpA...............................      241,500     4,903,222
Uni Credito Italiano SpA..............      401,400     1,864,126
                                                      -----------
                                                        8,539,884
                                                      -----------
-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
JAPAN  - 23.6%
Canon, Inc............................      110,000     5,698,553
Daito Trust Construction Co., Ltd.....       36,700     1,229,208
Daiwa House Industry Co., Ltd.........      171,000     1,892,308
Hitachi, Ltd..........................      144,000     1,003,924
Honda Motor Co., Ltd..................       96,600     3,845,708
ITOCHU Corp...........................      317,000     1,327,066
Japan Tobacco, Inc....................          240     1,906,020
JFE Holdings, Inc.....................      104,700     2,307,303
Nippon Meat Packers, Inc..............      151,000     1,789,305
Nissan Motor Co., Ltd.................      508,100     5,543,993
Promise Co., Ltd......................       41,000     2,674,197
Sammy Corp............................       43,000     1,803,989
Sony Corp.............................       12,510       477,973
Sumitomo Mitsui Financial Group,
 Inc..................................          588     4,376,872
Takeda Chemical Industries, Ltd.......       48,100     1,921,000
Tanabe Seiyaku Co., Ltd...............      129,000     1,234,419
The Tokyo Electric Power Co., Inc.....       90,600     1,935,058
Toyota Motor Co.......................      126,300     4,565,065
UFJ Holdings, Inc.....................          675     4,088,736
UNY Co., Ltd..........................      146,000     1,699,001
                                                      -----------
                                                       51,319,698
                                                      -----------
LUXEMBOURG  - 1.9%
Arcelor...............................      256,400     4,232,878
                                                      -----------
MEXICO  - 0.8%
America Movil SA de CV, Series L ADR..       21,900       740,220
Cemex SA de CV........................      165,000       962,934
                                                      -----------
                                                        1,703,154
                                                      -----------
NETHERLANDS  - 5.3%
ABN AMRO Holding NV...................      160,553     3,452,312
DSM NV................................       60,200     2,871,146
ING Groep NV..........................       68,107     1,442,879
Royal Dutch Petroleum Co..............       78,300     3,801,052
                                                      -----------
                                                       11,567,389
                                                      -----------
NORWAY  - 0.3%
Yara International ASA (b)............       92,300       652,359
                                                      -----------
SINGAPORE  - 2.6%
DBS Group Holdings Ltd. ADR...........       88,000       739,605
Flextronics International Ltd. (b)....      112,400     1,809,640
Singapore Telecommunications Ltd......    2,266,520     3,099,494
                                                      -----------
                                                        5,648,739
                                                      -----------
SOUTH AFRICA  - 1.1%
ABSA Group Ltd........................      163,000     1,047,009
Sanlam Ltd............................      615,600       769,494
Telkom South Africa Ltd. (b)..........       60,000       649,121
                                                      -----------
                                                        2,465,624
                                                      -----------
SOUTH KOREA  - 1.6%
Industrial Bank of Korea (b)..........       88,300       640,175
Kookmin Bank ADR......................       14,600       541,660
Pohang Iron & Steel Co. Ltd. ADR......       34,200     1,051,650
Shinhan Financial Group Co., Ltd.
 ADR..................................       35,150     1,235,523
                                                      -----------
                                                        3,469,008
                                                      -----------
SPAIN  - 3.7%
Banco Santander Central
 Hispanoamericano SA..................      122,300     1,300,047
Repsol SA.............................      155,000     3,241,295

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    67

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                          SHARES       VALUE($)
                                        -----------   -----------
Tabacalera SA Class A.................       59,800     1,682,810
Telefonica SA.........................      123,227     1,816,636
                                                      -----------
                                                        8,040,788
                                                      -----------
SWEDEN  - 1.4%
Svenska Cellusoa AB...................       77,800     3,028,060
                                                      -----------
SWITZERLAND  - 3.5%
Credit Suisse Group...................       90,800     3,181,136
Givaudan SA...........................        3,000     1,490,234
Nestle SA.............................       11,548     2,915,841
                                                      -----------
                                                        7,587,211
                                                      -----------
TAIWAN  - 1.0%
China Steel Corp. GDR.................       40,000       700,000
Compal Electronics, Inc...............      200,000     1,130,000
Gigabyte Technology Co., Ltd..........      245,000       447,098
                                                      -----------
                                                        2,277,098
                                                      -----------
THAILAND  - 0.4%
PTT Public Company Ltd................      260,000       910,000
                                                      -----------
TURKEY  - 0.3%
Akbank TAS............................  140,000,000       647,755
                                                      -----------
UNITED KINGDOM  - 22.6%
Abbey National PLC....................      104,000       833,058
Associated British Foods PLC..........      147,000     1,629,716
Barclays PLC..........................       80,700       725,984
BP Amoco PLC..........................      609,200     5,284,375
British American Tobacco PLC..........      159,000     2,418,618
Commercial Union PLC..................      340,000     3,310,125
George Wimpey PLC.....................      244,600     1,777,074
Glaxosmithkline PLC...................      267,500     5,525,758
InterContinental Hotels Group PLC.....      183,600     1,718,633
J Sainsbury PLC.......................      355,500     1,755,708
Lloyds TSB Group PLC..................      282,100     2,111,866
Pearson PLC...........................      113,600     1,323,490
Rexam PLC.............................      217,600     1,754,827
RMC Group PLC.........................      132,300     1,379,566
Royal & Sun Alliance Insurance Group
 PLC..................................      736,000     1,039,554
Royal Bank Of Scotland Group PLC......       97,600     2,922,102
Shell Transport & Trading Co. PLC.....      160,000     1,103,846
Signet Group PLC......................      977,300     2,002,956
Taylor Woodrow PLC....................      361,600     1,801,930
Trinity Mirror PLC....................      145,600     1,590,185
Vodafone Group PLC....................    2,011,053     4,875,111
Whitbread PLC.........................      169,400     2,237,028
                                                      -----------
                                                       49,121,510
                                                      -----------
TOTAL COMMON STOCKS...................                214,939,259
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 0.2%
Investors Bank Trust Cash Reserve.....      447,301       447,301
                                                      -----------
TOTAL INVESTMENT COMPANIES............                    447,301
                                                      -----------

-----------------------------------------------------------------
 RIGHTS & WARRANTS  - 0.0%
UNITED KINGDOM  - 0.0%
TI Automotive Ltd., Class A (b).......      190,000             0
                                                      -----------
TOTAL RIGHTS & WARRANTS...............                          0
                                                      -----------
TOTAL INVESTMENTS
 (COST $209,397,640) (A)  - 98.8%.....                215,386,560
                                                      -----------
                                                      -----------

--------------

Percentages indicated are based on net assets of $218,029,659.

(a) Cost differs from value by net unrealized appreciation as follows:

       Unrealized appreciation...........  $13,909,692
       Unrealized depreciation...........   (7,920,772)
                                           -----------
       Net unrealized appreciation.......  $ 5,988,920
                                           -----------
                                           -----------

(b) Represents non-income producing security.

ADR -- American Depositary Receipt
FDR -- Fiduciary Depositary Receipt

68    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
................................................................................

                                                              PERCENT OF
INDUSTRY                                                      NET ASSETS
--------                                                      ----------
Automotive..................................................      7.4%
Banking & Financial Services................................     25.6%
Building & Construction.....................................      3.1%
Building Materials..........................................      1.4%
Chemicals...................................................      1.2%
Computer Related............................................      4.5%
Diversified Manufacturing Operations........................      2.1%
Drugs -- Medical............................................      3.8%
Electrical..................................................      0.9%
Electronic Components & Semiconductors......................      1.0%
Food & Beverage.............................................      5.0%
Insurance...................................................      3.3%
Leisure.....................................................      0.8%
Metals & Mining.............................................      4.6%
Manufacturing...............................................      2.0%
Multimedia..................................................      1.6%
Oil & Gas...................................................     12.2%
Paper Products..............................................      2.3%
Real Estate.................................................      0.6%
Restaurants.................................................      1.0%
Retail......................................................      1.7%
Telecommunciations..........................................      7.8%
Tobacco.....................................................      2.8%
Transportation..............................................      1.9%
Investment Companies........................................      0.2%
                                                                ------
Total Investments...........................................     98.8%
Other assets in excess of liabilities.......................      1.2%
                                                                ------
Net Assets..................................................    100.0%
                                                                ------
                                                                ------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    69

          HSBC INVESTOR INTERNATIONAL EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................
At April 30, 2004, the Portfolio's open forward currency contracts were as follows:

                                                                     CURRENCY         CONTRACT                      UNREALIZED
                                                     DELIVERY         AMOUNT            VALUE                     APPRECIATION/
CURRENCY                                               DATE      (LOCAL CURRENCY)   (U.S. DOLLAR)     VALUE       (DEPRECIATION)
--------                                               ----      ----------------   -------------     -----       --------------
LONG CONTRACTS

British Pound......................................  5/12/2004         847,892       $1,395,052     $1,505,294      $ 110,242
British Pound......................................  5/12/2004           6,109           11,129         10,845           (284)
Japanese Yen.......................................  5/26/2004     257,560,237        2,380,878      2,333,454        (47,424)
Japanese Yen.......................................  5/26/2004       3,631,944           34,475         32,905         (1,570)
Japanese Yen.......................................  5/26/2004       3,631,944           34,475         32,905         (1,570)
Swiss Franc........................................  5/12/2004       1,904,449        1,529,396      1,470,836        (58,560)
Swiss Franc........................................  5/26/2004       3,077,919        2,472,666      2,377,964        (94,702)
                                                                                     ----------     ----------      ---------
TOTAL LONG CONTRACTS.............................................................    $7,858,071     $7,764,203      $ (93,868)
                                                                                     ----------     ----------      ---------
                                                                                     ----------     ----------      ---------

SHORT CONTRACTS

British Pound......................................  5/12/2004           6,109       $   11,129     $   10,845      $     284
British Pound......................................  5/12/2004           6,110           11,129         10,845            284
British Pound......................................  5/12/2004         841,783        1,529,396      1,494,449         34,947
Japanese Yen.......................................  5/26/2004       3,631,944           34,475         32,905          1,570
Japanese Yen.......................................  5/26/2004     261,192,181        2,472,666      2,366,359        106,307
Swiss Franc........................................  5/12/2004       1,904,449        1,395,052      1,470,836        (75,784)
Swiss Franc........................................  5/26/2004       3,077,919        2,380,878      2,377,964          2,914
                                                                                     ----------     ----------      ---------
TOTAL SHORT CONTRACTS............................................................    $7,834,725     $7,764,203      $  70,522
                                                                                     ----------     ----------      ---------
                                                                                     ----------     ----------      ---------

70    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

          HSBC INVESTOR SMALL CAP EQUITY PORTFOLIO
--------------------------------------------------------------------------------
          SCHEDULE OF PORTFOLIO INVESTMENTS -- APRIL 30, 2004 (UNAUDITED)
.................................................................................

-----------------------------------------------------------------
 COMMON STOCKS  - 98.8%
                                           SHARES      VALUE($)
                                         ----------   -----------
ADVERTISING  - 2.1%
Monster Worldwide, Inc. (b)............     300,500     7,695,805
                                                      -----------
BANKING  - 8.0%
East West Bancorp, Inc.................     137,500     7,745,375
Greater Bay Bancorp....................     226,900     6,437,153
Southwest Bancorporation of Texas,
 Inc...................................     207,300     8,430,891
The South Financial Group, Inc.........     138,600     3,839,220
Wintrust Financial Corp................      73,400     3,485,766
                                                      -----------
                                                       29,938,405
                                                      -----------
BIOTECHNOLOGY  - 2.6%
Celgene Corp. (b)......................     189,400     9,790,086
                                                      -----------
COMMERCIAL SERVICES  - 2.3%
Alliance Data Systems Corp. (b)........     250,300     8,702,931
                                                      -----------
COMPUTER SOFTWARE  - 7.0%
Ascential Software Corp. (b)...........     320,500     5,448,500
CheckFree Corp. (b)....................     201,400     6,050,056
SRA International, Inc. Class A (b)....     215,000     8,066,800
Transaction Systems Architects, Inc.
 Class A (b)...........................     306,100     6,498,503
                                                      -----------
                                                       26,063,859
                                                      -----------
CONSTRUCTION  - 1.8%
D. R. Horton, Inc......................     227,650     6,556,320
                                                      -----------
CONSULTING SERVICES  - 0.9%
LECG Corp. (b).........................     182,600     3,469,400
                                                      -----------
CRUISE LINES  - 1.6%
Royal Caribbean Cruises Ltd............     152,000     6,160,560
                                                      -----------
DIVERSIFIED MANUFACTURING OPERATIONS  - 6.1%
Actuant Corp. Class A (b)..............     176,000     6,015,680
AMETEK, Inc............................     336,200     8,909,300
Roper Industries, Inc..................     161,000     7,816,550
                                                      -----------
                                                       22,741,530
                                                      -----------
EDUCATIONAL SERVICES  - 5.4%
Apollo Group, Inc. (b).................      99,500     8,662,470
Career Education Corp. (b).............     177,800    11,379,200
                                                      -----------
                                                       20,041,670
                                                      -----------
ELECTRONIC COMPONENTS & SEMICONDUCTORS  - 10.5%
ATMI, Inc. (b).........................     227,400     5,020,992
Nvidia Corp. (b).......................     339,400     6,971,276
Power Integrations, Inc. (b)...........     172,000     4,236,360
Semtech Corp. (b)......................     296,100     6,224,022
Thermo Electron Corp. (b)..............     358,700    10,474,040
Varian Semiconductor Equipment
 Associates, Inc. (b)..................     202,000     6,577,120
                                                      -----------
                                                       39,503,810
                                                      -----------
ENVIRONMENTAL SERVICES  - 3.6%
Republic Services, Inc.................     268,900     7,749,698
Waste Connections, Inc. (b)............     143,000     5,758,610
                                                      -----------
                                                       13,508,308
                                                      -----------
FINANCIAL SERVICES  - 1.1%
CapitalSource, Inc. (b)................     188,300     3,965,598
                                                      -----------
FOOD SERVICES  - 1.3%
Performance Food Group Co. (b).........     140,800     4,946,304
                                                      -----------
HEALTH CARE  - 7.4%
Manor Care, Inc........................     312,600    10,140,744
NDCHealth Corp.........................     205,200     4,692,924
Omnicare, Inc..........................     136,700     5,670,316
PacifiCare Health Systems, Inc. (b)....     197,300     7,055,448
                                                      -----------
                                                       27,559,432
                                                      -----------



-----------------------------------------------------------------
 COMMON STOCKS, CONTINUED
                                           SHARES      VALUE($)
                                         ----------   -----------
HOSPITALS  - 4.3%
Community Health Systems, Inc. (b).....     312,500     8,059,375
Triad Hospitals, Inc. (b)..............     231,500     7,873,315
                                                      -----------
                                                       15,932,690
                                                      -----------
HUMAN RESOURCES  - 0.0%
Employee Solutions, Inc. (b)...........       2,483             4
                                                      -----------
INSURANCE  - 2.0%
Bristol West Holdings, Inc. (b)........     200,100     4,102,050
Direct General Corp....................      95,400     3,410,550
                                                      -----------
                                                        7,512,600
                                                      -----------
INTERNET RELATED  - 3.7%
Concur Technologies, Inc. (b)..........     514,100     5,320,935
RSA Security, Inc. (b).................     529,100     8,476,182
                                                      -----------
                                                       13,797,117
                                                      -----------
MEDIA  - 4.5%
Entravision Communications Corp. (b)...     288,500     2,634,005
The E.W. Scripps Co. Class A...........      71,000     7,494,050
Westwood One, Inc. (b).................     228,600     6,752,844
                                                      -----------
                                                       16,880,899
                                                      -----------
OIL & GAS  - 8.7%
Amerada Hess Corp......................      84,400     6,003,372
Chesapeake Energy Corp.................     626,000     8,607,500
Denbury Resources, Inc. (b)............      55,300     1,009,778
Peabody Energy Corp....................     215,000    10,081,350
Varco International, Inc. (b)..........     335,800     6,947,702
                                                      -----------
                                                       32,649,702
                                                      -----------
PHARMACEUTICALS  - 3.6%
Medicines Co. (b)......................     225,492     7,375,843
QLT, Inc. (b)..........................     161,500     4,355,655
Santarus, Inc. (b).....................     136,600     1,758,042
                                                      -----------
                                                       13,489,540
                                                      -----------
RAILROAD EQUIPMENT  - 1.0%
Wabtec Corp............................     227,300     3,704,990
                                                      -----------
RETAIL  - 6.3%
Cost Plus, Inc. (b)....................     175,500     6,353,100
Dollar Tree Stores, Inc. (b)...........     178,500     4,810,575
P.F. Chang's China Bistro, Inc. (b)....     115,300     5,633,558
Williams-Sonoma, Inc. (b)..............     212,000     6,885,760
                                                      -----------
                                                       23,682,993
                                                      -----------
STEEL PRODUCERS  - 1.8%
United States Steel Corp...............     234,400     6,710,872
                                                      -----------
TELECOMMUNICATIONS  - 1.2%
Advanced Fibre Communications, Inc.
 (b)...................................     273,380     4,565,446
                                                      -----------
TOTAL COMMON STOCKS....................               369,570,871
                                                      -----------

-----------------------------------------------------------------
 INVESTMENT COMPANIES  - 3.8%
HSBC Investor Money Market Fund Class I
 Shares*...............................  14,051,313    14,051,313
                                                      -----------
TOTAL INVESTMENT COMPANIES.............                14,051,313
                                                      -----------
TOTAL INVESTMENTS
 (COST $332,246,391) (a)  - 102.6%.....               383,622,184
                                                      -----------
                                                      -----------

---------

Percentages indicated are based on net assets of $374,001,134.
(a) Cost differs from value by net unrealized appreciation as follows:

     Unrealized appreciation..........  $ 58,185,562
     Unrealized depreciation..........    (6,809,769)
                                        ------------
     Net unrealized appreciation......  $ 51,375,793
                                        ------------
                                        ------------

(b) Represents non-income producing security.

* Investment in affiliate.

ADR -- American Depositary Receipt


                                           HSBC INVESTOR PORTFOLIOS    71

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF ASSETS AND LIABILITIES -- APRIL 30, 2004 (UNAUDITED)

.............................................................................

                                                                                           INTERNATIONAL
                                             LIMITED MATURITY        FIXED INCOME             EQUITY          SMALL CAP EQUITY
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO            PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
ASSETS:
  Investments, at value                         $77,904,769          $186,773,466          $215,386,560          $383,622,184
  Foreign currency                                       --               338,437             3,201,589                    --
  Interest and dividends receivable                 638,916             1,970,578             1,059,344                37,715
  Receivable for investments sold                        --                    --               210,962               483,035
  Unrealized appreciation on forward
    foreign currency contracts                           --                    --               256,548                    --
  Prepaid expenses                                      182                   451                   325                   441
                                                -----------          ------------          ------------          ------------
  TOTAL ASSETS                                   78,543,867           189,082,932           220,115,328           384,143,375
                                                -----------          ------------          ------------          ------------
 ............................................................................................................................
LIABILITIES:
  Payable to custodian                                   --                    --                    --               229,817
  Payable for investments purchased                      --                    --             1,450,579             9,628,768
  Unrealized depreciation on forward
    foreign currency contracts                           --                    --               279,894                    --
  Accrued expenses and other liabilities:
     Investment management                           25,213                61,848               181,566               260,167
     Administration                                   3,553                 9,095                10,292                16,189
     Other                                           10,346                17,614               163,338                 7,300
                                                -----------          ------------          ------------          ------------
  TOTAL LIABILITIES                                  39,112                88,557             2,085,669            10,142,241
                                                -----------          ------------          ------------          ------------
 ............................................................................................................................
NET ASSETS:
  Applicable to investors' beneficial
    interest                                    $78,504,755          $188,994,375          $218,029,659          $374,001,134
                                                -----------          ------------          ------------          ------------
                                                -----------          ------------          ------------          ------------
  Investments, at cost                          $77,925,328          $180,231,010          $209,397,640          $332,246,391
                                                -----------          ------------          ------------          ------------
                                                -----------          ------------          ------------          ------------



72    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

STATEMENTS OF OPERATIONS -- FOR THE SIX MONTHS ENDED APRIL 30, 2004 (UNAUDITED)
................................................................................

                                                                                           INTERNATIONAL
                                             LIMITED MATURITY        FIXED INCOME             EQUITY         SMALL CAP EQUITY
                                                 PORTFOLIO             PORTFOLIO             PORTFOLIO          PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
  Interest                                      $1,561,190            $ 4,672,553          $     17,246          $         --
  Dividends                                          8,368                 18,184             2,655,202               638,812
  Dividends from affiliates                          4,498                  7,270                    --                 6,758
  Foreign tax withholding                               --                     --              (381,382)                   --
                                                ----------            -----------          ------------          ------------
  TOTAL INVESTMENT INCOME                        1,574,056              4,698,007             2,291,066               645,570
                                                ----------            -----------          ------------          ------------
 ............................................................................................................................
EXPENSES:
  Investment management                            160,922                386,081               757,437             1,610,527
  Administration                                    15,054                 36,118                40,153                75,332
  Accounting                                        28,244                 32,981                44,617                23,758
  Custodian                                         19,146                 33,380               252,844                37,662
  Trustee                                              281                    401                   736                   874
  Other                                              4,592                 10,017                 9,836                14,027
                                                ----------            -----------          ------------          ------------
  TOTAL EXPENSES                                   228,239                498,978             1,105,623             1,762,180
                                                ----------            -----------          ------------          ------------
 ............................................................................................................................
NET INVESTMENT INCOME (LOSS)                     1,345,817              4,199,029             1,185,443            (1,116,610)
                                                ----------            -----------          ------------          ------------
 ............................................................................................................................
NET REALIZED/UNREALIZED GAINS (LOSSES)
 FROM INVESTMENTS, FUTURES AND FOREIGN
 CURRENCIES:
Net realized gains from investment,
 futures and foreign currency transactions         251,422                748,821            29,415,797            29,721,571
Change in unrealized
 appreciation/depreciation from
 investments, futures and foreign
 currencies                                       (651,645)            (1,973,659)          (12,410,020)          (20,233,424)
                                                ----------            -----------          ------------          ------------
 ............................................................................................................................
Net realized/unrealized gains (losses)
 from investment, futures and foreign
 currency transactions                            (400,223)            (1,224,838)           17,005,777             9,488,147
                                                ----------            -----------          ------------          ------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                     $  945,594            $ 2,974,191          $ 18,191,220          $  8,371,537
                                                ----------            -----------          ------------          ------------
                                                ----------            -----------          ------------          ------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    73

HSBC INVESTOR PORTFOLIOS

          STATEMENTS OF CHANGES IN NET ASSETS
.................................................................................

                                                   LIMITED MATURITY PORTFOLIO                    FIXED INCOME PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED           FOR THE              MONTHS ENDED           FOR THE
                                             APRIL 30, 2004         YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income                         $  1,345,817        $   5,193,602           $  4,199,029        $  15,566,715
  Net realized gains from investment and
    futures transactions                             251,422            7,058,455                748,821           14,700,573
  Change in unrealized
    appreciation/depreciation from
    investments and futures                         (651,645)          (4,380,150)            (1,973,659)          (3,893,969)
                                                ------------        -------------           ------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                          945,594            7,871,907              2,974,191           26,373,319
                                                ------------        -------------           ------------        -------------
 ............................................................................................................................
Proceeds from contributions                        9,889,408           76,560,059             25,525,999          210,631,816
Fair value of withdrawals                        (16,818,536)        (149,758,568)           (43,056,372)        (419,256,855)
                                                ------------        -------------           ------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                   (6,929,128)         (73,198,509)           (17,530,373)        (208,625,039)
                                                ------------        -------------           ------------        -------------
CHANGE IN NET ASSETS                              (5,983,534)         (65,326,602)           (14,556,182)        (182,251,720)
 .............................................................................................................................
NET ASSETS:
  Beginning of period                             84,488,289          149,814,891            203,550,557          385,802,277
                                                ------------        -------------           ------------        -------------
  End of period                                 $ 78,504,755        $  84,488,289           $188,994,375        $ 203,550,557
                                                ------------        -------------           ------------        -------------
                                                ------------        -------------           ------------        -------------

74    HSBC INVESTOR PORTFOLIOS                See notes to financial statements.

HSBC INVESTOR PORTFOLIOS

..............................................................................................................................
                                                      INTERNATIONAL EQUITY                          SMALL CAP EQUITY
                                                            PORTFOLIO                                   PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
                                              FOR THE SIX                                 FOR THE SIX
                                              MONTHS ENDED            FOR THE             MONTHS ENDED           FOR THE
                                             APRIL 30, 2004         YEAR ENDED           APRIL 30, 2004         YEAR ENDED
                                              (UNAUDITED)        OCTOBER 31, 2003         (UNAUDITED)        OCTOBER 31, 2003
------------------------------------------------------------------------------------------------------------------------------
INVESTMENT ACTIVITIES:
OPERATIONS:
  Net investment income (loss)                 $   1,185,443       $     2,659,063          $ (1,116,610)       $  (1,839,018)
  Net realized gains (losses) from
    investment and foreign currency
    transactions                                  29,415,797            (3,720,334)           29,721,571            5,028,175
  Change in unrealized
    appreciation/depreciation from
    investments and foreign currencies           (12,410,020)           61,679,947           (20,233,424)          88,818,863
                                               -------------       ---------------          ------------        -------------
CHANGE IN NET ASSETS RESULTING FROM
 OPERATIONS                                       18,191,220            60,618,676             8,371,537           92,008,020
                                               -------------       ---------------          ------------        -------------
 ............................................................................................................................
Proceeds from contributions                       24,346,772         1,115,446,503            35,687,892          219,219,044
Fair value of withdrawals                        (26,312,897)       (1,230,876,337)          (96,239,751)        (151,262,999)
                                               -------------       ---------------          ------------        -------------
CHANGE IN NET ASSETS FROM TRANSACTIONS IN
 INVESTORS' BENEFICIAL INTEREST                   (1,966,125)         (115,429,834)          (60,551,859)          67,956,045
                                               -------------       ---------------          ------------        -------------
CHANGE IN NET ASSETS                              16,225,095           (54,811,158)          (52,180,322)         159,964,065
 ............................................................................................................................
NET ASSETS:
  Beginning of period                            201,804,564           256,615,722           426,181,456          266,217,391
                                               -------------       ---------------          ------------        -------------
  End of period                                $ 218,029,659       $   201,804,564          $374,001,134        $ 426,181,456
                                               -------------       ---------------          ------------        -------------
                                               -------------       ---------------          ------------        -------------

See notes to financial statements.                HSBC INVESTOR PORTFOLIOS    75

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          FINANCIAL HIGHLIGHTS
.................................................................................

                                                                             RATIOS/SUPPLEMENTARY DATA
                                                              --------------------------------------------------------
                                                                                           RATIO OF NET
                                                              NET ASSETS AT    RATIO OF     INVESTMENT
                                                                 END OF        EXPENSES    INCOME (LOSS)
                                                                 PERIOD       TO AVERAGE    TO AVERAGE       PORTFOLIO
                                                                 (000'S)      NET ASSETS    NET ASSETS       TURNOVER
----------------------------------------------------------------------------------------------------------------------
LIMITED MATURITY PORTFOLIO
Period ended October 31, 2001 (a)                               $115,180        0.55%(b)       4.97% (b)      102.01%
Year ended October 31, 2002                                      149,815        0.51%          4.60%           44.04%
Year ended October 31, 2003                                       84,488        0.53%          3.70%           98.42%
Six months ended April 30, 2004 (Unaudited)                       78,505        0.57%(b)       3.35% (b)       24.42%
----------------------------------------------------------------------------------------------------------------------
FIXED INCOME PORTFOLIO
Year ended October 31, 1999                                     $196,871        0.56%          6.43%          433.26%
Year ended October 31, 2000                                      226,366        0.51%          6.74%          440.49%
Year ended October 31, 2001                                      242,914        0.53%          6.53%          341.26%
Year ended October 31, 2002                                      385,802        0.48%          5.14%           77.82%
Year ended October 31, 2003                                      203,551        0.48%          4.38%           70.91%
Six months ended April 30, 2004 (Unaudited)                      188,994        0.52%(b)       4.36% (b)       16.14%
----------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY PORTFOLIO
Year ended October 31, 1999                                     $288,830        0.91%          0.61%           34.26%
Year ended October 31, 2000                                      332,325        0.84%          0.53%           27.81%
Year ended October 31, 2001                                      275,848        0.90%          0.54%           26.90%
Year ended October 31, 2002                                      256,616        0.91%          0.63%           31.63%
Year ended October 31, 2003                                      201,805        0.96%          1.00%           68.51%
Six months ended April 30, 2004 (Unaudited)                      218,030        1.03%(b)       1.11% (b)       87.37%
----------------------------------------------------------------------------------------------------------------------
SMALL CAP EQUITY PORTFOLIO
Year ended October 31, 1999                                     $237,305        1.04%         (0.68%)          77.74%
Year ended October 31, 2000                                      369,166        0.97%         (0.60%)          79.51%
Year ended October 31, 2001                                      265,573        0.98%         (0.65%)          52.47%
Year ended October 31, 2002                                      266,217        0.99%         (0.78%)         103.90%
Year ended October 31, 2003                                      426,181        0.91%         (0.62%)         152.05%
Six months ended April 30, 2004 (Unaudited)                      374,001        0.88%(b)      (0.56%)(b)       59.71%
----------------------------------------------------------------------------------------------------------------------

(a) Limited Maturity Portfolio commenced operations on January 24, 2001.
(b) Annualized.

See notes to financial statements.

76    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
-------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)
................................................................................

1.  ORGANIZATION:

        The HSBC Investor Portfolios (the 'Portfolio Trust'), is an open-end management investment company organized as a master trust fund under the laws of the State of New York on November 1, 1994. The Portfolios operate as master funds in master-feeder arrangements. The Declaration of Trust permits the Board of Trustees to issue an unlimited number of beneficial interests in the Portfolios. The Portfolio Trust contains the following (individually a 'Portfolio,' collectively the 'Portfolios'):

PORTFOLIO                                          SHORT NAME
---------                                          ----------
HSBC Investor Limited Maturity Portfolio           Limited Maturity Portfolio
HSBC Investor Fixed Income Portfolio               Fixed Income Portfolio
HSBC Investor International Equity Portfolio       International Equity Portfolio
HSBC Investor Small Cap Equity Portfolio           Small Cap Equity Portfolio

        The Portfolios are diversified series of the Portfolio Trust and are part of the HSBC Investor Family of Funds. Financial Statements for all other series of the HSBC Investor Family of Funds are published separately.

        Under the Portfolios' organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Portfolios. In addition, in the normal course of business, the Portfolios enter into contracts with their vendors and others that provide for general indemnifications. The Portfolios' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolios. However, based on experience, the Portfolios expect that risk of loss to be remote.

2.  SIGNIFICANT ACCOUNTING POLICIES:

        The following is a summary of the significant accounting policies followed by the Portfolios in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America ('U.S.'). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

    SECURITIES VALUATION:

        Bonds and other fixed income securities (other than short-term obligations but including listed issues) are valued on the basis of valuations furnished by a pricing service, the use of which has been approved by the Portfolios' Board of Trustees. In making such valuations, the pricing service utilizes both dealer-supplied valuations and the use of matrix techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics other than market data and without exclusive reliance upon quoted prices or exchanges or over-the-counter prices, since such valuations are believed to reflect more accurately the fair value of such securities. All debt portfolio securities with a remaining maturity of 60 days or less are valued at amortized cost. Under the amortized cost method, premium or discount, if any, is amortized or accreted, respectively, on a constant (straight-line) basis to the maturity of the security.

        The value of each equity security is based either on the last sale price on a national securities exchange, or in the absence of recorded sales, at the closing bid prices on such exchanges, or at the quoted bid price in the over-the-counter market. Securities or other assets for which market quotations are not readily available are valued by or at the direction of the Portfolios' Board of Trustees.

    SECURITIES TRANSACTIONS AND RELATED INCOME:

        Changes in holdings of portfolio securities shall be reflected no later than in the first calculation on the first business day following the trade date. Securities gains and losses are calculated on the identified cost basis. Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount. Dividend income is recorded on the ex-dividend date.

                                                  HSBC INVESTOR PORTFOLIOS    77

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
   NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

    FOREIGN CURRENCY TRANSLATION:

        The accounting records of the Portfolios are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

    FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS:

        The Portfolios may enter into forward foreign currency exchange contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of portfolio securities denominated in a particular currency. The Portfolios could be exposed to risks if the counter-parties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date.

    FUTURES CONTRACTS:

        Each Portfolio may invest in financial futures contracts for the purpose of hedging their existing portfolio securities or securities it intends to purchase against fluctuations in fair value caused by changes in prevailing market interest rates. Upon entering into a financial futures contract, the Portfolio is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount (initial margin deposit). Subsequent payments, known as 'variation margin,' are made or received by the Portfolio each day, depending on the daily fluctuations in the fair value of the underlying security. The Portfolio recognizes a gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

    MORTGAGE DOLLAR ROLL TRANSACTIONS:

        The Fixed Income Portfolio may engage in dollar roll transactions with respect to mortgage securities issued by the Government National Mortgage Association, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. In a dollar roll transaction, the Portfolio sells a mortgage-backed security and simultaneously agrees to repurchase a similar security on a specified future date at an agreed upon price. During the roll period, the Portfolio will not be entitled to receive any interest or principal paid on the securities sold. The Portfolio is compensated for the lost interest on the securities sold by the difference between the sales price and the lower price for the future repurchase as well as by the interest earned on the reinvestment of the sales proceeds. The Portfolio may also be compensated by receipt of a commitment fee. When the Portfolio enters into a mortgage dollar roll transaction, liquid assets in an amount sufficient to pay for the future repurchase are segregated with the custodian.

    EXPENSE ALLOCATION:

        Expenses incurred by the HSBC Investor Family of Funds with respect to any two or more funds within the HSBC Investor Family of Funds are allocated in proportion to the net assets of each fund within the HSBC Investor Family of Funds, except when allocations of direct expenses to each Portfolio can otherwise be made fairly. Expenses directly attributable to a Portfolio are charged to that Portfolio.

    FEDERAL INCOME TAXES:

        Each Portfolio will be treated as a partnership for U.S. Federal income tax purposes. Accordingly, each Portfolio passes through all of its net investment income and gains and losses to its Feeders, and is therefore not subject to U.S. Federal income tax. As such, an investor in the Portfolios will be taxed on their share of the Portfolios' ordinary

78    HSBC INVESTOR PORTFOLIOS

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
     NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED) (CONTINUED)
.................................................................................

    income and realized gains. It is intended that the Portfolios will be managed in such a way that an investor will be able to satisfy the requirements of the Internal Revenue Code applicable to regulated investment companies.

3.  RELATED PARTY TRANSACTIONS:

    INVESTMENT MANAGEMENT:

        HSBC Asset Management (Americas) Inc. ('HSBC' or the 'Investment Adviser'), a wholly owned subsidiary of HSBC Bank USA, a New York State chartered bank, acts as the Investment Adviser to the Portfolios pursuant to an investment management contract with the Portfolio Trust. As Investment Adviser, HSBC manages the investments of the Portfolios and continuously reviews, supervises and administers the Portfolios' investments. The Bernstein Unit of Alliance Capital Management L.P. and Westfield Capital Management, LLC serve as Sub-Investment Advisers for the International Equity Portfolio and the Small Cap Equity Portfolio, respectively, and are paid for their services directly by HSBC. On January 30, 2004, the Bernstein Unit of Alliance Capital Management L.P. replaced Capital Guardian Trust Company as the Sub-Investment Adviser to the International Equity Portfolio.

        For its services as Investment Adviser, HSBC receives a fee, accrued daily and paid monthly, at an annual rate of 0.40% of the Limited Maturity Portfolio's average daily net assets.

        For its services as Investment Adviser, HSBC receives, from the Fixed Income Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $50 million...........................................   0.575%
In excess of $50 million but not exceeding $95 million......   0.450%
In excess of $95 million but not exceeding $150 million.....   0.200%
In excess of $150 million but not exceeding $250 million....   0.400%
In excess of $250 million...................................   0.350%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and The Bernstein Unit of Alliance Capital Management L.P. receive in aggregate, from the International Equity Portfolio, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $25 million...........................................   0.950%
In excess of $25 million but not exceeding $50 million......   0.800%
In excess of $50 million but not exceeding $250 million.....   0.675%
In excess of $250 million...................................   0.625%

        For their services as Investment Adviser and Sub-Investment Adviser, respectively, HSBC and Westfield Capital Management LLC receive in aggregate, a fee accrued daily and paid monthly at an annual rate of 0.80% of the Small Cap Equity Portfolio's average daily net assets.

    ADMINISTRATION:

        BISYS Fund Services Ohio, Inc. ('BISYS Ohio'), a wholly-owned subsidiary of The BISYS Group, Inc., with whom certain officers of the Portfolio Trust are affiliated, serves the Portfolio Trust as Administrator. Such officers are paid no fees directly by the Portfolios for serving as officers of the Portfolio Trust. Under the terms of the administration agreement with the Portfolios, BISYS Ohio receives, from the Portfolios, a fee accrued daily and paid monthly at an annual rate of:

BASED ON AVERAGE DAILY NET ASSETS OF                          FEE RATE
------------------------------------                          --------
Up to $8 billion............................................   0.0375%
In excess of $8 billion but not exceeding $9.25 billion.....   0.0350%
In excess of $9.25 billion but not exceeding $12 billion....   0.0250%
In excess of $12 billion....................................   0.0150%

                                                  HSBC INVESTOR PORTFOLIOS    79

          HSBC INVESTOR PORTFOLIOS
--------------------------------------------------------------------------------
          NOTES TO FINANCIAL STATEMENTS -- APRIL 30, 2004 (UNAUDITED)
(CONTINUED)
................................................................................

        The fee breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Investor Family of Funds. The fee is allocated to each of the Portfolios based upon its pro-rata share of net assets. BISYS Ohio may use its fees to pay advertising and marketing expenses for the benefit of the Portfolios.

    FUND ACCOUNTING AND CUSTODIAN:

        BISYS provides fund accounting services for the Portfolios. For its services to the Portfolios, BISYS receives an annual fee from each Portfolio accrued daily and paid monthly. HSBC serves as custodian to the Fixed Income Portfolio, Small Cap Equity Portfolio and Limited Maturity Portfolio. Investor's Bank & Trust Company serves as custodian to the International Equity Portfolio.

4.  INVESTMENT TRANSACTIONS:

        For the six months ended April 30, 2004, each Portfolio purchased and sold securities, excluding short-term securities, in the following amounts:

                                                             PURCHASES        SALES
                                                             ---------        -----
Limited Maturity Portfolio................................  $ 18,159,700   $ 25,342,062
Fixed Income Portfolio....................................    27,877,922     60,567,475
International Equity Portfolio............................   186,756,240    181,718,364
Small Cap Equity Portfolio................................   231,079,619    232,828,345

80    HSBC INVESTOR PORTFOLIOS

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                                                  HSBC INVESTOR PORTFOLIOS    81

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

82    HSBC INVESTOR PORTFOLIOS

HSBC Investor Family of funds:

INVESTMENT ADVISER
HSBC Asset Management (Americas) Inc.
452 Fifth Avenue
New York, NY 10018

SUB-ADVISERS
     HSBC Investor Equity Fund
     Waddell & Reed Investment Management Company
     6300 Lamar Avenue
     Overland Park, KS 66202

     NWQ Investment Management Co., LLC
     2049 Century Park East, 4th Floor
     Los Angeles, CA 90067

     HSBC Investor International Equity Portfolio
     The Bernstein Unit of Alliance
        Capital Management, L.P.
     1345 Avenue of the Americas, 39th Floor
     New York, NY 10105

     HSBC Investor Small Cap Equity Portfolio
     Westfield Capital Management
     One Financial Center
     Boston, MA 02111

SHAREHOLDER SERVICING AGENTS
     For HSBC Bank USA and
     HSBC Brokerage (USA) Inc. Clients
     HSBC Bank USA
     452 Fifth Avenue
     New York, NY 10018
     1-888-525-5757

     For All Other Shareholders
     HSBC Investor Funds
     P.O. Box 182845 Columbus, OH 43218-2845
     1-800-782-8183

ADMINISTRATOR, TRANSFER AGENT,
DISTRIBUTOR, AND SPONSOR
BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

Custodians
     HSBC Investor Limited Maturity Portfolio
     HSBC Investor Fixed Income Portfolio
     HSBC Investor New York Tax-Free Bond Fund
     HSBC Investor Equity Fund
     HSBC Investor Growth and Income Fund
     HSBC Investor Mid-Cap Fund
     HSBC Investor Small Cap Equity Portfolio
     HSBC Bank USA
     452 Fifth Avenue
     New York, NY 10018

     HSBC Investor International Equity Portfolio
     Investors Bank & Trust Company
     200 Clarendon Street - 16th Floor
     Boston, MA 02116

INDEPENDENT AUDITORS
KPMG LLP
191 West Nationwide Blvd., Suite 500
Columbus, OH 43215

LEGAL COUNSEL
Dechert LLP
1775 Eye Street, N.W.
Washington, D.C. 20006

The HSBC Investor Family of Funds are distributed by BISYS Fund Services. This document must be preceded or accompanied by a current prospectus for the HSBC Investor Funds, which you should read carefully before you invest or send money.


HSB -0008                                                                 06/04

Item 2. Code of Ethics.

     Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

     Not applicable - only for annual reports.

     The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 11(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

     If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

     During the period covered by the report, with respect to the registrant's code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

        (a) (1) Disclose that the registrant's board of directors has determined that the registrant either:

                (i) Has at least one audit committee financial expert serving on its audit committee; or

                (ii) Does not have an audit committee financial expert serving on its audit committee.

            (2) If the registrant provides the disclosure required by paragraph
            (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

                (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

                (ii) Be an "interested person" of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

              (3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

3(a)(1) Not applicable - only for annual reports.
3(a)(2) Not applicable - only for annual reports.

Item 4. Principal Accountant Fees and Services.

        (a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

        (b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

        (e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

            (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

        (f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

        (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

        (h) Disclose whether the registrant's audit committee of the board of directors has considered whether the provision of nonaudit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
(c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Not applicable - only for annual reports.

Item 5.   Audit Committee of Listed Registrants.

          (a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

          (b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

Item 6.   Schedule of Investments.

File Schedule I - Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 'SS'210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

        A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any "affiliated purchaser," as defined in Rule 10b-18(a)(3) under the

Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

Not applicable - the Registrant does not have such procedures.

Item 10. Controls and Procedures.

         (a) Disclose the conclusions of the registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company's management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits.

         (a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

         (a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.
         Not applicable - only for annual reports.

         (a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).
         Certifications pursuant to Rule 30a-2(a) are attached hereto.

         (a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.
         Not applicable.

         (b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by rule 30a-2(b) under the Act as an exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act, or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant incorporates it by reference.
         Certifications pursuant to Rule 30a-2(b) are furnished herewith.

                                   SIGNATURES


HSBC Advisor Funds Trust

By:      /s/ Richard A. Fabietti
         -----------------------------------------------------------------------
         Richard A. Fabietti
         President

Date:    July 2, 2004

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Nadeem Yousaf
         -----------------------------------------------------------------------
         Nadeem Yousaf
         Treasurer

Date:    July 2, 2004

By:      /s/ Richard A. Fabietti
         -----------------------------------------------------------------------
         Richard A. Fabietti
         President

Date:    July 2, 2004


                            STATEMENT OF DIFFERENCES
                            ------------------------

The section symbol shall be expressed as.................................. 'SS'
The dagger symbol shall be expressed as................................... 'D'